                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

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          Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                       AMERICAN CENTURY GROWTH FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT

April 13, 2007

Important Voting Information Inside

American Century Asset Allocation Portfolios, Inc.
American Century Capital Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Mutual Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.

[AMERICAN CENTURY INVESTMENTS LOGO AND TEXT LOGO]

[blank page]

                          American Century Investments
                                4500 Main Street
                          Kansas City, Missouri 64111
                                 April 13, 2007

Dear Shareholder,

   I would like to invite you to an upcoming special meeting of shareholders to
Be held on June 27, 2007 at 10:00 a.m. Shareholders of American Century's equity
(growth, value and international) and asset allocation funds are being asked to vote on the election of Directors to the funds' Boards of Directors. Other proposals certain shareholders will be asked to approve include:

*  Holders of Advisor Class shares of certain funds will be asked to approve a change in the Advisor Class fee structure;

*  Shareholders of the Real Estate Fund will be asked to approve a change to its investment objective; and

*  Shareholders of the Equity Index Fund will be asked to approve a new subadvisory agreement between Northern Trust Investments, N.A. and American
   Century Investment Management, Inc.

   More detailed information is contained in the enclosed materials. The Boards
Of Directors of these funds, including all of the Independent Directors, unanimously approved and recommend that you vote FOR the proposals.

   The proposal to change the Advisor Class fee structure is part of a larger set of initiatives designed to streamline American Century's mutual fund offerings and better align them with investor buying preferences and market opportunities. If these additional initiatives apply to your fund, they will be presented for your consideration and approval in a separate set of proxy materials.

   Your vote is extremely important, no matter how large or small your holdings.
Please review the enclosed materials and vote online, by phone, or by signing and returning your proxy card(s) in the enclosed postage-paid envelope. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Automatic Data Processing, Inc. (ADP), reminding you to vote. If you have any questions or need assistance in completing your proxy card(s), please contact ADP at 1-877-256-6083.

   Thank you for investing with American Century Investments.

Sincerely,

/s/ Jonathan S. Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

                             AMERICAN CENTURY FUNDS

               American Century Asset Allocation Portfolios, Inc.
                   American Century Capital Portfolios, Inc.
                      American Century Growth Funds, Inc.
                      American Century Mutual Funds, Inc.
               American Century Strategic Asset Allocations, Inc.
                   American Century Variable Portfolios, Inc.
                   American Century World Mutual Funds, Inc.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the proxy materials, you will find a brief overview of the proposals below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the Proxy
Statement.

     *    Shareholders of each of the Issuers listed above are being asked to approve the election of nine nominated Directors (the "Nominees") to the Board of Directors of each Issuer.

     *    Holders of Advisor Class shares are being asked to approve a change in the Advisor Class fee structure of the following funds (each an
          "Advisor Fund" and together the "Advisor Funds"):

          *    Equity Income, Large Company Value, Mid Cap Value, Real Estate,
               Small Cap Value, and Value, all portfolios of American Century
               Capital Portfolios, Inc.;

          *    Legacy Large Cap, Legacy Focused Large Cap, and Legacy Multi Cap,
               all portfolios of American Century Growth Funds, Inc.;

          *    Balanced, Capital Value, Growth, Heritage, Select, Ultra, and
               Vista, all portfolios of American Century Mutual Funds, Inc.;

          *    Strategic Allocation: Conservative, Strategic Allocation:
               Moderate, and Strategic Allocation: Aggressive, all portfolios of
               American Century Strategic Asset Allocations, Inc.; and

          *    Emerging Markets, Global Growth, International Discovery,
               International Growth, Life Sciences, and Technology, all
               portfolios of American Century World Mutual Funds, Inc.

     *    Shareholders of Real Estate are being asked to approve an amendment to the Fund's investment objective.

     *    Shareholders of Equity Index are being asked to approve a new subadvisory agreement between Northern Trust Investments, N.A. and
          American Century Investment Management, Inc. (the "Advisor").

QUESTIONS AND ANSWERS

Q.   WHEN WILL THE SPECIAL MEETING BE HELD? WHO CAN VOTE?

A.   The special meeting will be held on Wednesday, June 27, 2007, at 10:00
     a.m. Central Time at American Century's office at 4500 Main Street, Kansas
     City, Missouri. Please note, this will be a business meeting only. No presentations about the funds are planned. If you owned shares of one of the impacted funds at the close of business on April 13, 2007, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q.   WHO ARE THE NINE NOMINEES?

A.   The nine Nominees include seven current members of the Boards of
     Directors (the "Boards"), James E. Stowers, Jr., Thomas A. Brown, Andrea C.
     Hall, Donald H. Pratt, Gale E. Sayers, M. Jeannine Strandjord, and Timothy
     S. Webster; an advisory member to the Boards, James A. Olson; and the current President and Chief Executive Officer of American Century
     Companies, Inc., and an advisory member to the Boards, Jonathan S. Thomas.

Q.   WHAT IS THE PROPOSED CHANGE TO THE ADVISOR CLASS FEE STRUCTURE?

A.   If approved, the change in the Advisor Class fee structure will result in:

     *  A decrease of 25 basis points (0.25%) in the Rule 12b-1 fee charged by the Advisor Class of the Advisor Funds; and

     *  A simultaneous increase of 25 basis points in the unified management fee for the Advisor Class of the Advisor Funds, resulting in no change to the total expense ratio.

     The decrease in the Rule 12b-1 fee and corresponding increase in the unified management fee are designed to move the fee for the provision of certain recordkeeping/administrative services from the Rule 12b-1 fee to the unified management fee. This modification will make the fee structure of the Advisor Class shares of the Advisor Funds more consistent with the other share classes of the American Century Funds.

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Q.   HOW WILL THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE AFFECT MY
     INVESTMENTS IN THE FUNDS?

A.   If approved, neither your investment nor your total expense ratio will change. As stated above, if approved, the proposal will result in the
     Advisor Class having a 25 basis point decrease in the Rule 12b-1 fee and a simultaneous 25 basis point increase in the unified management fee, resulting in no change to the Advisor Class's total expense ratio.

Q.   WILL THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE CAUSE ME TO PAY ANY
     SALES CHARGES?

A.   No. If the Advisor Class fee change is approved, it is anticipated that a front-end sales charge (load) will be added to the Advisor Class shares of Equity Income, Large Company Value, Real Estate, Value, Heritage,
     Select, Ultra, Strategic Allocation: Conservative, Strategic Allocation:
     Moderate, Strategic Allocation: Aggressive, Emerging Markets, Global Growth
     and International Growth. However, it will not apply to Advisor Class shares held at the time of the change or subsequently purchased in the same accounts.

Q.   WHAT IS THE PROPOSED AMENDMENT TO THE INVESTMENT OBJECTIVE OF REAL
     ESTATE?

A.   Currently, the investment objective of Real Estate states that "The fund seeks long-term capital appreciation. Income is a secondary objective." The Board of Directors has proposed to amend the investment objective to state that "The fund seeks high total investment return through a combination of capital appreciation and current income." If approved, the amended investment objective will not identify capital appreciation as "primary" and income as "secondary" objectives of the Fund.
     Rather, the investment objective of the Fund will be to seek both capital appreciation and production of income while not emphasizing one over the other.

Q.   HOW WILL THE AMENDMENT TO THE INVESTMENT OBJECTIVE OF REAL ESTATE
     AFFECT MY INVESTMENT IN REAL ESTATE?

A.   If the proposal is approved, Real Estate will continue its subadvisory relationship with J.P. Morgan Investment Management, Inc. (the
     "Subadvisor"). The Subadvisor does not expect the change in the investment objective to affect its investment strategy for the day-to-day management of the Fund or change the risk factors applicable to the Fund.

Q.   WHY IS THE BOARD OF DIRECTORS PROPOSING A NEW SUBADVISORY AGREEMENT
     BETWEEN NORTHERN TRUST INVESTMENTS, N.A. AND THE ADVISOR WITH RESPECT TO
     EQUITY INDEX?

A.   The Board of Directors of Equity Index is proposing a subadvisory agreement with Northern Trust Investments, N.A. to replace the current subadvisory agreement with Barclay's Global Fund Advisers ("Barclays").
     Barclays recently informed the Advisor that, in light of Barclays' current business model, Barclays is not interested in continuing to provide subadvisory services to Equity Index.

Q.   HOW DO THE BOARDS OF EACH FUND RECOMMEND THAT I VOTE?

A.   The Boards, including all of the Independent Directors, unanimously recommend you vote FOR all of the proposals. For a discussion of the factors the Boards considered in approving these proposals, see the accompanying materials.

Q.   MY HOLDINGS IN THE FUNDS ARE SMALL, WHY SHOULD I VOTE?

A.   Your vote makes a difference. If many shareholders do not vote their proxies, your fund may not receive enough votes to go forward with its special meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposals.

Q.   WHAT HAPPENS IF ANY ONE OF THE PROPOSALS IS NOT APPROVED BY
     SHAREHOLDERS?

A.   Each proposal is separate and is not dependent upon the approval of any other proposal. However, if a proposal relating to the change in the
     Advisor Class fee structure does not receive shareholder approval with respect to one or more Advisor Funds, then American Century may elect not to proceed with the change for any of the Advisor Funds.

Q.   WHY ARE MULTIPLE PROXY CARDS ENCLOSED?

A.   You will receive a proxy card for each of the funds in which you are a shareholder. In addition, if you own shares of the same fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.   HOW DO I CAST MY VOTE?

A.   You may vote online, by phone, by mail, by fax or in person at the special meeting. To vote online, access the Web site listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy card(s) and fax both sides to the toll-free number listed on a proxy card. You also may vote in person at the special meeting on Wednesday, June 27, 2007. If you need more information or have any questions on how to cast your vote, call our proxy solicitor at 1-877-256-6083.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY AND AVOID THE NEED FOR ADDITIONAL
SOLICITATION EXPENSES.

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               AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                      AMERICAN CENTURY GROWTH FUNDS, INC.
                      AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                4500 Main Street
                          Kansas City, Missouri 64111
                         Telephone No.: 1-800-345-2021

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 April 13, 2007

A special meeting (the "Meeting") of the shareholders of the above-listed issuers (each an "Issuer" and together the "Issuers") will be held at 10:00 a.m.
on June 27, 2007 at 4500 Main Street, Kansas City, Missouri 64111 to consider the following proposals (each, a "Proposal"):

1.  To elect nine Directors to the Board of Directors of each Issuer;

2.  To approve a change to the fee structure of the Advisor Class of the following American Century funds: Equity Income, Large Company Value,
    Mid Cap Value, Real Estate, Small Cap Value, and Value, all portfolios of
    American Century Capital Portfolios, Inc.; Legacy Focused Large Cap,
    Legacy Large Cap, and Legacy Multi Cap, all portfolios of American Century
    Growth Funds, Inc.; Balanced, Capital Value, Growth, Heritage, Select,
    Ultra, and Vista, all portfolios of American Century Mutual Funds, Inc.;
    Strategic Allocation: Conservative, Strategic Allocation: Moderate, and
    Strategic Allocation: Aggressive, all portfolios of American Century
    Strategic Asset Allocations, Inc.; Emerging Markets, Global Growth,
    International Discovery, International Growth, Life Sciences, and
    Technology, all portfolios of American Century World Mutual Funds, Inc.
    (each an "Advisor Fund" and together the "Advisor Funds");

3.  To approve an amendment to the investment objective of Real Estate, a portfolio of American Century Capital Portfolios, Inc.; and

4.  To approve a new subadvisory agreement between Northern Trust Investments,
    N.A. and American Century Investment Management, Inc. pertaining to the management of Equity Index, a portfolio of American Century Capital
    Portfolios, Inc.

Shareholders of record as of the close of business on April 13, 2007 are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders of each of the Issuers will vote separately on Proposal 1. Holders of Advisor Class shares of each of the Advisor Funds will vote separately on Proposal 2. Shareholders of Real Estate will vote on Proposal
3. Shareholders of Equity Index will vote on Proposal 4.

In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal without further notice other than by announcement at the Meeting. However, if the Meeting is adjourned for more than ninety days from the date of the Meeting, then the Funds are required to send a new notice to shareholders. Any adjournment of the Meeting for the further solicitation of proxies for a Proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the Proposal that are present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any Proposal on which there is a quorum prior to such adjournment. Such vote will be considered final regardless of whether the
Meeting is adjourned to permit additional solicitation with respect to any other
Proposal. Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the Proposal(s).

By Order of the Boards of Directors of the Funds,

Ward D. Stauffer
Secretary
April 13, 2007

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               AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                      AMERICAN CENTURY GROWTH FUNDS, INC.
                      AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                4500 Main Street
                          Kansas City, Missouri 64111
                         Telephone No.: 1-800-345-2021

                                PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Directors (including, with respect to Proposal 1, the nominees to the Boards) (each a "Board" and collectively the "Boards") of the above-listed issuers, (each an "Issuer" and together the "Issuers"). The
Boards are soliciting the proxies of shareholders of the Issuers for use in connection with a special meeting (the "Meeting") of shareholders that will be held at 10:00 a.m. on June 27, 2007 at 4500 Main Street, Kansas City, Missouri
64111. Each Issuer has one or more funds that are organized as series of the
Issuer. Hereafter, such funds will be collectively referred to as the "Funds."
The Meeting notice, this Proxy Statement and one or more proxy cards are being sent to shareholders of record as of the close of business on April 13, 2007
(the "Record Date") beginning on or about April 16, 2007. Please read this Proxy
Statement and keep it for future reference. Each Fund has previously sent its annual report and semiannual report to its shareholders. A copy of a Fund's most recent annual report and semiannual report may be obtained without charge by writing to, or calling, the applicable Fund at the address and telephone number listed above. If you have any questions regarding this Proxy Statement, please contact Automatic Data Processing, Inc. (ADP), at 1-877-256-6083.

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Table of Contents

PROXY STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

SUMMARY OF PROPOSALS AND FUNDS VOTING. . . . . . . . . . . . . . . . . . . .  7

  PROPOSAL 1:

    Beneficial Ownership of Affiliates by Proposed Independent Directors . . 13

  PROPOSAL 2:
  Approval of a Change in the Fee Structure of

    Comparison of the Current Advisory Agreements

  PROPOSAL 3:
  Approval of an Amendment to the Investment

  PROPOSAL 4:
  Approval of a New Subadvisory Agreement for Equity Index . . . . . . . . . 25
    Overview and Related Information . . . . . . . . . . . . . . . . . . . . 25
    Information Regarding the Current Subadvisor and
      the Proposed Subadvisor. . . . . . . . . . . . . . . . . . . . . . . . 25
    Comparison of the Current Subadvisory Agreement

OTHER INFORMATION

EXHIBITS
  Equity Ownership of Nominees. . . . . . . . . . . . . . . . . . . . Exhibit A
  Significant Shareholders. . . . . . . . . . . . . . . . . . . . . . Exhibit B
  Current and Pro Forma Advisory Fees . . . . . . . . . . . . . . . . Exhibit C
  Investment Subadvisory Agreement. . . . . . . . . . . . . . . . . . Exhibit D
  Charter of the Governance Committee of the Board of Directors . . . Exhibit E

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                     SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table describes the proposals (each a "Proposal" and together the "Proposals") to be considered at the Meeting and the shareholders that are entitled to vote on each Proposal:

                                                                           CLASSES
PROPOSAL               ISSUERS SOLICITED         FUNDS SOLICITED           SOLICITED
---------------------------------------------------------------------------------------
1. To elect nine       All Issuers               All Funds                 All
   Directors to                                                            Classes
   the Board of
   Directors of
   each Issuer.
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2. To approve a        The Advisor Issuers:      The Advisor Funds:        Advisor
   change to the                                                           Class
   Advisor Class
   fee structure.
                       ----------------------------------------------------------------
                       American Century          Equity Income             Advisor
                       Capital Portfolios, Inc.  Large Company Value       Class
                                                 Mid Cap Value
                                                 Real Estate
                                                 Small Cap Value
                                                 Value
                       ----------------------------------------------------------------
                       American Century          Legacy Focused            Advisor
                       Growth Funds, Inc.        Large Cap                 Class
                                                 Legacy Large Cap
                                                 Legacy Multi Cap
                       ----------------------------------------------------------------
                       American Century          Balanced                  Advisor
                       Mutual Funds, Inc.        Capital Value             Class
                                                 Growth
                                                 Heritage
                                                 Select
                                                 Ultra
                                                 Vista
                       ----------------------------------------------------------------
                       American Century          Strategic Allocation:     Advisor
                       Strategic Asset             Conservative            Class
                       Allocations, Inc.         Strategic Allocation:
                                                   Moderate
                                                 Strategic Allocation:
                                                   Aggressive
                       ----------------------------------------------------------------
                       American Century          Emerging Markets          Advisor
                       World Mutual              Global Growth             Class
                       Funds, Inc.               International Discovery
                                                 International Growth
                                                 Life Sciences
                                                 Technology
---------------------------------------------------------------------------------------
3. To approve an       American Century          Real Estate               All
   amendment to        Capital Portfolios, Inc.                            Classes
   the investment
   objective of
   Real Estate.
---------------------------------------------------------------------------------------
4. To approve a        American Century          Equity Index              All Classes
   new subadvisory     Capital Portfolios, Inc.
   agreement between
   Northern Trust
   Investments, N.A.
   and American
   Century Investment
   Management, Inc.
   pertaining to the
   management of
   Equity Index.
---------------------------------------------------------------------------------------

Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and are entitled to vote at any adjournments or postponements thereof. Shareholders of each Issuer will vote separately on
Proposal 1. Holders of Advisor Class shares of each of the Advisor Funds will vote separately on Proposal 2. Shareholders of Real Estate will vote on
Proposal 3 and shareholders of Equity Index will vote on Proposal 4.

NOTE APPLICABLE ONLY TO AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:

Shares of VP Balanced, VP Capital Appreciation, VP Global Growth, VP Growth,
VP Income & Growth, VP International, VP Large Company Value, VP Mid Cap Value,
VP Ultra, VP Value and VP Vista, all series of American Century Variable
Portfolios, Inc., are sold only to separate accounts of certain insurance companies in connection with the issuance of variable annuity contracts and/or variable life insurance contracts by the insurance companies. With respect to
Proposal 1, to elect nine directors of American Century Variable Portfolios,
Inc., insurance company separate accounts, as shareholders of a Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts ("Variable

------

Contract Owners") of the separate accounts, and will vote the accounts' shares in the Fund in accordance with the voting instructions received. Each separate account is required to vote its share of a Fund in accordance with instructions received from Variable Contract Owners. Each separate account will vote shares of a Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions.
Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Such proportional voting may result in a relatively small number of Variable Contract
Owners determining the outcome of the proposal. Proposal 1 is the only proposal described in this Proxy Statement that relates to American Century Variable
Portfolios, Inc.

The Boards recommend that you vote "FOR" each Proposal.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

OVERVIEW AND RELATED INFORMATION

Each of the following seven (7) individuals currently serves on the Boards:
James E. Stowers, Jr., Thomas A. Brown, Andrea C. Hall, Donald H. Pratt, Gale E.
Sayers, M. Jeannine Strandjord, and Timothy S. Webster. Additionally, James A.
Olson and Jonathan S. Thomas currently serve as advisory members to the Boards.
The current nominating members of the Boards have nominated the seven Directors listed above, along with Mr. Olson and Mr. Thomas, for election to the Boards.
Hereafter the seven (7) current members of the Boards, along with Mr. Olson and
Mr. Thomas, will be referred to as the "Directors" or the "Nominees." It is being proposed that the shareholders of each Issuer approve the Nominees. If approved by the shareholders, each Nominee will serve indefinitely as a Director of each Board until his or her death, retirement, resignation or removal from office. The mandatory retirement age for Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") is 72. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining
Independent Directors. Each Director currently oversees 66 Funds, which are all series of the Issuers. Mr. Thomas oversees an additional 43 funds as an advisory board member for other American Century Funds.

Further information regarding each of the Nominees is listed below. James E.
Stowers, Jr. and Jonathan S. Thomas are the only Nominees who are "interested persons" as that term is defined in the 1940 Act because Mr. Stowers currently serves as Co-Chairman and Mr. Thomas serves as President and Chief Executive
Officer, of American Century Companies, Inc. The remaining Nominees are not
"interested persons" under the 1940 Act and therefore will be referred to as
"Independent Directors." The persons named as proxies on the enclosed proxy card(s) will vote for the election of all of the Nominees unless authority to vote for any or all of the Nominees is withheld.

All of the Nominees have consented to serve as directors, if elected. In case a Nominee shall be unable or shall fail to act as a director by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Directors may recommend.

INFORMATION REGARDING THE NOMINEES

The following table presents certain information about the Nominees. The mailing address for each Nominee is 4500 Main Street, Kansas City,
Missouri 64111.

INTERESTED NOMINEES
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.*

YEAR OF BIRTH: 1924

OFFICES WITH THE ISSUERS: Director, Vice Chairman

LENGTH OF TIME SERVED: Since 1958

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

------

JONATHAN S. THOMAS**

YEAR OF BIRTH: 1963

OFFICES WITH THE ISSUERS: Advisory Board Member and President

LENGTH OF TIME SERVED: Since 2007

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: President and Chief Executive
Officer, AMERICAN CENTURY COMPANIES, INC. ("ACC") (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
President, ACC (November 2005 to February 2007). Also serves as: President,
Chief Executive Officer and Director, AMERICAN CENTURY SERVICES, LLC ("ACS");
Executive Vice President, AMERICAN CENTURY INVESTMENT MANAGEMENT ("ACIM") and
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT ("ACGIM"); Director, ACIM, ACGIM,
ACIS and other ACC subsidiaries; Managing Director, MORGAN STANLEY (March 2000 to November 2005)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INDEPENDENT NOMINEES
--------------------------------------------------------------------------------
THOMAS A. BROWN

YEAR OF BIRTH: 1940

OFFICES WITH THE ISSUERS: Director

LENGTH OF TIME SERVED: Since 1980

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Managing Member, ASSOCIATED
INVESTMENTS, LLC; Managing Member, BROWN CASCADE PROPERTIES, LLC; Retired, Area
Vice President, APPLIED INDUSTRIAL TECHNOLOGIES

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL

YEAR OF BIRTH: 1945

OFFICES WITH THE ISSUERS: Director

LENGTH OF TIME SERVED: Since 1997

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Retired, Advisor to the
President, MIDWEST RESEARCH INSTITUTE

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES A. OLSON

YEAR OF BIRTH: 1942

OFFICES WITH THE ISSUERS: Advisory Board Member

LENGTH OF TIME SERVED: Since 2006

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Member, PLAZA BELMONT LLC;
Chief Financial Officer, PLAZA BELMONT LLC (September 1999 to September 2006)
NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, SAIA, INC. and ENTERTAINMENT

PROPERTIES TRUST
--------------------------------------------------------------------------------
DONALD H. PRATT

YEAR OF BIRTH: 1937

OFFICES WITH THE ISSUERS: Director, Chairman of the Board

LENGTH OF TIME SERVED: Since 1995

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Chairman and Chief Executive
Officer, WESTERN INVESTMENTS, INC.; Retired Chairman of the Board, BUTLER
MANUFACTURING COMPANY

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

--------------------------------------------------------------------------------
GALE E. SAYERS

YEAR OF BIRTH: 1943

OFFICES WITH THE ISSUERS: Director

LENGTH OF TIME SERVED: Since 2000

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: President, Chief Executive
Officer and Founder, SAYERS40, INC., a technology products and services provider

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, TRIAD HOSPITALS, INC.

--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD

YEAR OF BIRTH: 1945

OFFICES WITH THE ISSUERS: Director

LENGTH OF TIME SERVED: Since 1994

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Retired, formerly Senior Vice
President, SPRINT CORPORATION

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST SYSTEMS INC., Director,
EURONET WORLDWIDE INC, Director, CHARMING SHOPPES, INC.
--------------------------------------------------------------------------------

------

TIMOTHY S. WEBSTER

YEAR OF BIRTH: 1961

OFFICES WITH THE ISSUERS: Director

LENGTH OF TIME SERVED: Since 2001

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Managing Director, TDB
ACQUISITION GROUP LLC (September 2006 to present); President and Chief Executive
Officer, AMERICAN ITALIAN PASTA COMPANY (2001 to December 2005)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

* JAMES E. STOWERS, JR. IS AN "INTERESTED" DIRECTOR OF THE ISSUERS FOR PURPOSES
  OF THE 1940 ACT AS HE IS CO-CHAIRMAN OF AMERICAN CENTURY COMPANIES, INC.

**JONATHAN S. THOMAS WOULD BE AN "INTERESTED" DIRECTOR OF THE ISSUERS FOR
  PURPOSES OF THE 1940 ACT AS HE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
  AMERICAN CENTURY COMPANIES, INC.

RESPONSIBILITIES OF THE BOARDS

The Boards oversee the management of the Issuers and the Funds and meet at least quarterly to review reports about Fund operations. Although the Boards do not manage the Funds, they have hired American Century Investment Management,
Inc., or an affiliated company (the "Advisor"), to do so. The Boards, in carrying out their fiduciary duty under the 1940 Act, are responsible for approving new and existing management contracts with the Advisor.

The Boards have the authority to manage the business of the Issuers on behalf of their investors, and they have all powers necessary or convenient to carry out that responsibility. Consequently, the Boards may adopt bylaws providing for the regulation and management of the affairs of the Issuers and may amend and repeal them to the extent that such bylaws do not reserve that right to the
Issuers' investors. They may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more directors who may exercise the powers and authority of the Boards to the extent that the directors determine. They may, in general, delegate such authority as they consider desirable to any officer of the Issuers, to any committee of the
Boards and to any agent or employee of the Issuers or to any custodian, transfer or investor servicing agent, or principal underwriter. Any determination as to what is in the interests of the Issuers made by the directors in good faith shall be conclusive. The Boards met nine times in 2006. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Boards and the total number of meetings held by all committeees of the
Boards on which the Director served. The Issuers do not have a policy that requires directors to attend annual meetings of shareholders.

The Boards have a process for shareholders to send communications to the
Boards. To communicate with the Boards, or a member of the Boards, a shareholder should send a written communication addressed to the attention of the corporate secretary (the "Corporate Secretary") at American Century
Funds, P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who
prefer to communicate by email may send their comments to
corporatesecretary@americancentury.com. The Corporate Secretary will forward all such communications to each member of the Compliance and Shareholder
Communications Committee, or if applicable, the individual director(s) and/or committee chair named in the correspondence. However, if a shareholder communication is addressed exclusively to the Fund's independent directors, the Corporate Secretary will forward the communication to the Compliance and
Shareholder Communications Committee chair, who will determine the appropriate action to take.

STANDING BOARD COMMITTEES

Each Board has five standing committees which oversee specific functions of the Issuer's operations. The Executive Committee performs the functions of the
Board between board meetings, subject to the limitations on its power set out in the Maryland General Corporation Law and except for matters requiring the action of the entire Board under the 1940 Act. The Executive Committee currently consists of Donald H. Pratt and M. Jeannine Strandjord. The Executive Committee
did not meet in 2006.

Each Board has an Audit Committee, which approves the Issuer's engagement of the independent registered public accounting firm and recommends approval of such engagement to the Independent Directors. The Audit Committee also oversees the activities of the accounting firm and receives reports from the Advisor's internal audit department. The Audit Committee currently consists of Thomas A.
Brown, Donald H. Pratt and Gale E. Sayers. The Audit Committee met four times in
2006.

Each Board has a Governance Committee which is responsible for reviewing Board procedures and committee structures. The Governance Committee also considers and recommends individuals for nomination as directors, and may recommend the creation of new committees. The names of potential director candidates may be drawn from a number of sources, including recommendations from members of the
Board, management (in the case of Interested Directors only) and shareholders.
Shareholders may submit director nominations at any time to the Corporate
Secretary, American Century Funds, P.O. Box 418210, Kansas City, MO 64141-9210.
When submitting nominations, shareholders should include the name, age and address of the candidate, as well as a detailed resume of the candidate's qualifications and a signed statement from the candidate of his/her

------

willingness to serve on the Boards. Shareholders submitting nominations should also include information concerning the number of Fund shares and length of time held by the shareholder, and if applicable, similar information for the potential candidate. All nominations submitted by shareholders will be forwarded to the chair of the Governance Committee for consideration. The Corporate
Secretary will maintain copies of such materials for future reference by the committee when filling Board positions.

In considering a candidate's qualifications, the Governance Committee will consider, at a minimum, the candidate's ethics, expertise, and training or experience at senior policy-making levels in business, government, education, accounting, law and/or administration. Additionally, all candidates must demonstrate an ability and willingness to make the time commitment necessary to serve as an effective director. If a vacancy arises or the Boards decide to expand their membership, the Governance Committee requests that each independent director submit a list of potential candidates for consideration. The Governance
Committee then evaluates each candidate's educational background, employment history, and outside commitments, and other relevant factors to determine whether he/she is potentially qualified. At that time the Governance Committee will also consider potential candidates submitted by shareholders in accordance with the procedures described above. If this process yields more than one desirable candidate, the Governance Committee will rank them by order of preference depending on their qualifications and the Funds' needs. The candidate(s) will then be contacted to evaluate their interest and will be interviewed by the full committee. Based upon interview results and any appropriate background checks, the Governance Committee will decide whether to recommend a candidate's nomination to the Boards.

The Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of Board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the
Boards. The Governance Committee currently consists of Donald H. Pratt, Andrea
C. Hall, and Gale E. Sayers. The Governance Committee met one time in 2006. The
Governance Committee operates pursuant to a written charter, which is included as Exhibit E.

Each Board also has a Compliance and Shareholder Communications Committee,
which reviews the results of the Funds' compliance testing program, reviews shareholder communications and reviews quarterly reports from a communications advisor. The quarterly reports from the communications advisor address various compliance matters and monitor the implementation of the Funds' code of ethics.
The Compliance and Shareholder Communications Committee currently consists of
Andrea C. Hall, James A. Olson and M. Jeannine Strandjord. The Compliance and
Shareholder Communications Committee met four times in 2006.

Finally, the Fund Performance Review Committee meets quarterly to review the investment activities and strategies used to manage fund assets. The committee regularly receives reports from portfolio managers, credit analysts and other investment personnel concerning the Funds' investments. The Portfolio Committee currently consists of Timothy S. Webster, Thomas A. Brown, Andrea C. Hall, James
A. Olson, Donald H. Pratt, Gale E. Sayers, and M. Jeannine Strandjord. The Fund
Performance Review Committee met four times in 2006.

BOARD COMPENSATION

Each Independent Director receives compensation for service as a member of
The Boards based on a schedule that takes into account the number of meetings attended and the assets of the Funds for which the meetings are held. These fees and expenses are allocated to the Issuers based in part on their relative net assets. Under the terms of each management agreement with the Advisor, the Funds are responsible for paying such fees and expenses. For each Issuer's last fiscal year, each Issuer and the American Century family of funds paid the following amounts to the Independent Directors:

                  FISCAL
                  YEAR
                  END OF     THOMAS A.  ANDREA C.  JAMES A.  DONALD H.  GALE E.  M. JEANNINE  TIMOTHY S.
ISSUER            ISSUER     BROWN      HALL       OLSON(1)  PRATT      SAYERS   STRANDJORD   WEBSTER
--------------------------------------------------------------------------------------------------------
American          3/31/2006  $21,347    $23,004    $2,498    $30,102    $21,066  $21,070      $23,004
Century
Capital
Portfolios, Inc.
--------------------------------------------------------------------------------------------------------
  Total                      $97,000    $104,500   $11,000   $136,750   $96,000  $96,000      $104,500
  Compensation
  from the
  American
  Century Family
  of Funds(2)
--------------------------------------------------------------------------------------------------------

(1)  MR. OLSON WAS PAID AS AN ADVISORY BOARD MEMBER.

(2)  INCLUDES COMPENSATION PAID BY THE INVESTMENT COMPANIES OF THE AMERICAN
     CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     3/31/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. BROWN, $17,300; DR. HALL, $95,500; MR.
     OLSON, $11,000; MR. PRATT, $18,825, MR. SAYERS $96,000 AND MR. WEBSTER,
     $44,975.

------

                FISCAL
                YEAR
                END OF      THOMAS A.  ANDREA C.  JAMES A.  DONALD H.  GALE E.   M. JEANNINE  TIMOTHY S.
ISSUER          ISSUER      BROWN      HALL       OLSON(1)  PRATT      SAYERS    STRANDJORD   WEBSTER
--------------------------------------------------------------------------------------------------------
American        7/31/2006   $478       $517       $183      $670       $466      $472         $524
Century Asset
Allocation
Portfolios,
Inc.
--------------------------------------------------------------------------------------------------------
American        7/31/2006   $27        $29        $9        $39        $27       $28          $30
Century
Growth
Funds, Inc.(2)
--------------------------------------------------------------------------------------------------------
  Total                     $97,667    $105,666   $30,167   $137,167   $96,666   $98,166      $106,667
  Compensation
  from the
  American
  Century
  Family
  of Funds(3)
--------------------------------------------------------------------------------------------------------
American        10/31/2006  $49,006    $53,283    $21,404   $68,875    $48,762   $49,283      $53,542
Century
Mutual
Funds, Inc.
--------------------------------------------------------------------------------------------------------
  Total                     $97,666    $106,167   $43,667   $137,167   $97,167   $98,167      $106,667
  Compensation
  from the
  American
  Century
  Family
  of Funds(4)
--------------------------------------------------------------------------------------------------------
American        11/30/2006  $6,394     $6,948     $3,144    $8,971     $6,359    $6,422       $6,983
Century
Strategic
Asset
Allocations,
Inc.
--------------------------------------------------------------------------------------------------------
American        11/30/2006  $8,864     $9,635     $4,333    $12,444    $8,819    $8,902       $9,680
Century
World Mutual
Funds, Inc.
--------------------------------------------------------------------------------------------------------
  Total                     $97,833    $106,333   $47,333   $137,333   $97,333   $98,333      $106,833
  Compensation
  from the
  American
  Century
  Family
  of Funds(5)
--------------------------------------------------------------------------------------------------------
American        12/31/2006  $8,712     $9,396     $4,867    $12,044    $8,670    $8,669       $9,393
Century
Variable
Portfolios,
Inc.
--------------------------------------------------------------------------------------------------------
  Total                     $101,999   $110,000   $57,000   $141,000   $101,500  $101,500     $110,000
  Compensation
  from the
  American
  Century
  Family
  of Funds(6)
--------------------------------------------------------------------------------------------------------

(1)  MR. OLSON WAS PAID AS AN ADVISORY BOARD MEMBER.

(2)  INCLUDES COMPENSATION PAID TO THE DIRECTORS FROM AUGUST 1, 2006 TO
     DECEMBER 31, 2006, AND ESTIMATED FUTURE PAYMENTS FOR SIX-MONTH PERIOD (FROM
     JANUARY 1, 2007 TO JULY 31, 2007) BECAUSE THE FUNDS HAVE NOT BEEN IN
     EXISTENCE FOR A FULL FISCAL YEAR. IT ALSO INCLUDES ACTUAL AND ESTIMATED
     AMOUNTS DEFERRED AT THE ELECTION OF THE DIRECTORS UNDER AMERICAN CENTURY
     MUTUAL FUNDS' INDEPENDENT DIRECTORS' DEFERRED COMPENSATION PLAN.

(3)  INCLUDES COMPENSATION PAID BY THE INVESTMENT COMPANIES OF THE AMERICAN
     CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     7/31/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. BROWN, $17,434; DR. HALL, $96,166; MR.
     OLSON, $30,167; MR. PRATT, $18,926; MR. SAYERS, $96,666; AND MR. WEBSTER,
     $35,309.

(4)  INCLUDES COMPENSATION PAID BY THE INVESTMENT COMPANIES OF THE AMERICAN
     CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     10/31/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. BROWN, $17,533; DR. HALL, $96,667; MR.
     OLSON, $43,667; MR. PRATT, $19,000; MR. SAYERS, $97,167; AND MR. WEBSTER,
     $27,433.

(5)  INCLUDES COMPENSATION PAID BY THE INVESTMENT COMPANIES OF THE AMERICAN
     CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     11/30/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. BROWN, $17,566; DR. HALL, $96,833; MR.
     OLSON, $47,333; MR. PRATT, $19,025; MR. SAYERS, $97,333; AND MR. WEBSTER,
     $25,092.

(6)  INCLUDES COMPENSATION PAID BY THE INVESTMENT COMPANIES OF THE AMERICAN
     CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE ONE YEAR PERIOD ENDED
     12/31/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. BROWN, $17,599; DR. HALL, $97,000; MR.
     OLSON, $57,000; MR. PRATT, $19,050; MR. SAYERS, $101,500; AND MR. WEBSTER,
     $22,600.

NOTE: NONE OF THE INTERESTED DIRECTORS OR OFFICERS OF THE FUNDS RECEIVES
COMPENSATION FROM THE FUNDS.

None of the Funds currently provides any pension or retirement benefits to the Directors.

------

The Issuers have adopted the American Century Mutual Funds' Independent
Directors' Deferred Compensation Plan. Under the plan, the Independent Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of the Funds.

All deferred fees are credited to an account established in the name of the directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American
Century Funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected Fund or Funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of Funds from time to time.

No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.

The plan is an unfunded plan and, accordingly, the Funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the Funds have voluntarily funded their obligations. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

Exhibit A to this Proxy Statement shows the dollar range the Nominees beneficially owned as of December 31, 2006 in the equity securities of any of the Funds, and, on an aggregate basis, equity securities of all of the Issuers.

On December 23, 1999, American Century Services, LLC (ACS), an affiliate of the Advisor entered into an agreement with DST Systems, Inc. (DST) under which
DST would provide back office software and support services for transfer agency services provided by ACS (the "Agreement"). ACS pays DST fees based in part on the number of accounts and the number and type of transactions processed for those accounts. For the twelve months ended December 31, 2006, DST received
$22,142,003 in fees from ACS. DST's revenue for the calendar year ended December
31, 2006, was approximately $2.24 billion.

Ms. Strandjord is a director of DST and a holder of 35,383 shares and possesses options to acquire an additional 55,875 shares of DST common stock, the sum of which is less than one percent (1%) of the shares outstanding.
Because of her official duties as a director of DST, she may be deemed to have an "indirect interest" in the Agreement. However, the Boards were not required to nor did they approve or disapprove the Agreement, since the provision of the services covered by the Agreement is within the discretion of ACS. DST was chosen by ACS for its industry-leading role in providing cost-effective back office support for mutual fund service providers such as ACS. DST is the largest mutual fund transfer agent, servicing more than 75 million mutual fund accounts on its shareholder recordkeeping system. Ms. Strandjord's role as a director of DST was not considered by ACS; she was not involved in any way with the negotiations between ACS and DST; and her status as a director of either
DST or the Funds was not a factor in the negotiations. The Boards and counsel to the Independent Directors of the Funds have concluded that the existence of this Agreement does not impair Ms. Strandjord's ability to serve as an independent director under the 1940 Act.

BENEFICIAL OWNERSHIP OF AFFILIATES BY PROPOSED INDEPENDENT DIRECTORS

No Independent Director or his or her immediate family members beneficially owned shares of the Advisor, the Issuers' principal underwriter or any other person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Issuers' principal underwriter as of December
31, 2006.

OFFICERS

The following table presents certain information about the executive officers of the Issuers. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the Funds. The listed officers are interested persons of the Funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

------

               OFFICES WITH        PRINCIPAL OCCUPATION
NAME           THE ISSUERS         DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------
Jonathan       Advisory Board      President and Chief Executive Officer,
S. Thomas      Member and          American Century Companies, Inc.
               President since     ("ACC") (March 2007 to present); Chief
               2007                Administrative Officer, ACC (February
                                   2006 to February 2007); Executive
                                   Vice President, ACC (November 2005
                                   to February 2007). Also serves as:
                                   President, Chief Executive Officer
                                   and Director, AMERICAN CENTURY SERVICES,
                                   LLC ("ACS"); Executive Vice President,
                                   AMERICAN CENTURY INVESTMENT MANAGEMENT
                                   ("ACIM"), AMERICAN CENTURY GLOBAL INVESTMENT
                                   MANAGEMENT ("ACGIM"); Director, ACIM,
                                   ACGIM, ACIS and other ACC subsidiaries;
                                   Managing Director, MORGAN STANLEY
                                   (March 2000 to November 2005)
--------------------------------------------------------------------------------
Maryanne L.    Chief Compliance    Chief Compliance Officer, ACIM, ACGIM and
Roepke         Officer since       ACS (August 2006 to present); Assistant
               2006 and Senior     Treasurer, ACC (January 1995 to August
               Vice President      2006); and Treasurer and Chief Financial
               since 2000          Officer, various American Century funds
                                   (July 2000 to August 2006). Also serves
                                   as: Senior Vice President, ACS
--------------------------------------------------------------------------------
Charles A.     Senior Vice         Attorney, ACC (February 1994 to present);
Etherington    President since     General Counsel, ACC (March 2007 to
               2006 and            present); Senior Vice President and
               General Counsel     General Counsel, ACIM, ACGIM, ACS and
               since 2007          other ACC subsidiaries.
--------------------------------------------------------------------------------
Robert J.      Vice President,     Vice President, ACS (February 2000
Leach          Treasurer and       to present); and Controller, various
               Chief Financial     American Century funds (1997 to
               Officer since       September 2006)
               2006
--------------------------------------------------------------------------------
C. Jean        Controller          Vice President, ACS (February 2000 to
Wade           since 1996          present)
--------------------------------------------------------------------------------
Jon W.         Tax Officer         Chief Financial Officer and Chief
Zindel         since 1998          Accounting Officer, ACC (March 2007 to
                                   present); Vice President, ACC (October 2001
                                   to present); Vice President, certain ACC
                                   subsidiaries (October 2001 to August
                                   2006), Vice President, Corporate Tax,
                                   ACS (April 1998 to August 2006). Also
                                   serves as: Chief Financial Officer, Chief
                                   Accounting Officer and Senior Vice
                                   President, ACIM, ACGIM, ACS, and other ACC
                                   subsidiaries; Chief Accounting Officer
                                   and Senior Vice President, ACIS
--------------------------------------------------------------------------------

SHARE OWNERSHIP

The following table lists the classes for which the directors and executive officers of each Fund, both individually and as a group, owned more than 1% of the shares of the class. For all classes not listed below, each director and officer individually, and as a group, owned beneficially less than 1% of the outstanding shares of the class. Please see Exhibit B for a list of those persons who, as of March 15, 2007, owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund.

AS OF MARCH 21, 2007
                         NAME OF                                  PERCENT
TITLE OF CLASS           BENEFICIAL OWNER        AMOUNT           OF CLASS
--------------------------------------------------------------------------------
Capital Growth           Jonathan S. Thomas      853 shares       10.35%
Investor Class
--------------------------------------------------------------------------------
Capital Growth           Directors/
Investor Class           Executive Officers/     853 shares       10.35%
                         Nominees As a Group
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committees and each Board selected the independent public accounting firm of Deloitte & Touche LLP to serve as independent registered public accountants of the Issuers for their most recent fiscal year. Representatives of
Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The aggregate fees paid to Deloitte & Touche LLP and other member firms of
Deloitte Touche Tahmatsu and their respective affiliates (collectively referred to as the "Deloitte Entities") for professional services rendered by the
Deloitte Entities for the audit of the annual financial statements of the Funds and other professional services for the fiscal years ended as indicated below were:

------

                                       AUDIT                          ALL
                    AUDIT              RELATED          TAX           OTHER
ISSUER              FEES (A)           FEES (B)         FEES (C)      FEES (D)
--------------------------------------------------------------------------------
American Century Asset Allocation Portfolios, Inc.
  07/31/2005        $57,990            -              $13,970         -
--------------------------------------------------------------------------------
  07/31/2006        $69,670            -              $15,000         -
--------------------------------------------------------------------------------
American Century Capital Portfolios, Inc.
  03/31/2005        $115,236           -              $14,395         -
--------------------------------------------------------------------------------
  03/31/2006        $114,418           -              $12,996         -
--------------------------------------------------------------------------------
American Century Growth Funds, Inc.
  07/31/2005        $0                 -              $0              -
--------------------------------------------------------------------------------
  07/31/2006        $31,197            -              $4,200          -
--------------------------------------------------------------------------------
American Century Mutual Funds, Inc.
  10/31/2005        $218,979           -              $21,496         -
--------------------------------------------------------------------------------
  10/31/2006        $270,281           -              $33,106         -
--------------------------------------------------------------------------------
American Century Strategic Asset Allocations, Inc.
  11/30/2005        $58,868            -              $7,223          -
--------------------------------------------------------------------------------
  11/30/2006        $61,409            -              $7,431          -
--------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
  12/31/2005        $152,519           -              $20,116         -
--------------------------------------------------------------------------------
  12/31/2006        $150,772           -              $20,121         -
--------------------------------------------------------------------------------
American Century World Mutual Funds, Inc.
  11/30/2005        $152,470           -              $23,535         -
--------------------------------------------------------------------------------
  11/30/2006        $202,398           -              $32,267         -
--------------------------------------------------------------------------------

(a) Audit Fees

These fees relate to professional services rendered by the Deloitte Entities for the audits of the Funds' annual financial statements or services normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services included the audits of the financial statements of the Funds, issuance of consents, income tax provision procedures and assistance with review of documents filed with the
Securities and Exchange Commission.

(b) Audit Related Fees

These fees relate to assurance and related services by the Deloitte Entities in connection with semi-annual financial statements.

(c) Tax Fees

These fees relate to professional services rendered by the Deloitte Entities for tax compliance, tax advice, and tax planning. These services relate to the review of the Funds' federal and state income tax returns, review of excise tax calculations and returns, and a review of the Funds' calculations of capital gains and income distributions.

(d) All Other Fees

These fees relate to products and services provided by the Deloitte Entities other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax
Fees."

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee approves the engagement of the accountant prior to the accountant rendering any audit or non-audit services to the Issuers. The aggregate non-audit fees billed by the Deloitte Entities for services rendered to the Advisor and service affiliates for the years ended December 31, 2005 and
December 31, 2006 were $223,787 and $108,186, respectively.

The Audit Committee considered and concluded that the provision non-audit services to the Advisor and its affiliates that did not require pre-approval is compatible with maintaining Deloitte's independence.

------

SHAREHOLDER APPROVAL

Proposal 1, the election of the Directors, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.
The shareholders of each Issuer will vote separately for the election of
Directors. The shareholders of each Issuer will vote together as a single class and the voting power of the shares of each Fund that is a series of an Issuer will be counted together in determining the results of the voting for
Proposal 1.

THE BOARDS RECOMMEND THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES.

                                   PROPOSAL 2

APPROVAL OF A CHANGE IN THE FEE STRUCTURE OF THE ADVISOR CLASS SHARES OF THE
ADVISOR FUNDS

OVERVIEW AND RELATED INFORMATION

On November 29, 2006 and March 7, 2007, the Boards approved a decrease of 25 basis points (0.25%) in the Rule 12b-1 fee charged by the Advisor Class of the
Advisor Funds while simultaneously approving, subject to shareholder approval, an increase of 25 basis points in the unified management fee for the Advisor
Class of the Advisor Funds, resulting in no change to the total expense ratios.
The decrease in the Rule 12b-1 fee and corresponding increase in the unified management fee are designed to move the fee for the provision of certain recordkeeping/administrative services from the Rule 12b-1 fee to the unified management fee. The recordkeeping/administrative services, which include the provision of recordkeeping and related services that would otherwise be performed by the Funds' transfer agent, may be performed by financial intermediaries or by the Advisor or its affiliates. In circumstances in which the recordkeeping/administrative services are performed by financial intermediaries, the Advisor will pay such intermediaries all or part of the recordkeeping/administrative fee for performing the services. The recordkeeping/administrative services, which will not change, do not encompass distribution-related services. This modification will make the fee structure of the Advisor Class shares of the Advisor Funds more consistent with the other share classes of the American Century Funds. Any reimbursement paid to financial intermediaries for the provision of recordkeeping/administrative services will now be paid out of the unified management fee received by the Advisor and not the Rule 12b-1 fee.

CONSEQUENCES OF APPROVAL OF THE CHANGE IN FEE STRUCTURE

The proposed 25 basis point increase in the unified management fee is not expected to have any effect on the total expense ratio of the Advisor Class shares of the Advisor Funds. As previously noted, the 25 basis point increase in the unified management fee will be offset by a corresponding decrease of 25 basis points in the Rule 12b-1 fee. If shareholders do not approve the increase in the unified management fee, then the recordkeeping/administrative services fee will continue to be paid out of the Rule 12b-1 fee and the proposed decrease in the Rule 12b-1 fee will not take effect. If approved by shareholders, the current advisory contracts of the Advisor Funds will be amended to reflect the
25 basis point increase in the unified management fee. Hereafter, the amended contracts shall be referred to as the "New Advisory Agreements." If this
Proposal is not approved by one or more of the Advisor Classes of the Advisor
Funds, then American Century may elect not to proceed with the Proposal with respect to some or all of the Advisor Funds.

This Proposal is part of a larger set of initiatives designed to streamline
American Century's mutual fund offerings and better align them with investor buying preferences and market opportunities. As part of this larger set of initiatives, the Boards recently approved a proposal to reclassify the Advisor
Class shares of Balanced, Life Sciences, and Technology as Investor Class shares of the same Funds. Advisor Class shareholders of these Funds will receive a separate proxy statement/prospectus describing this proposal in detail and will have an opportunity to vote on it. If approved by the Advisor Class shareholders of these three Funds, Advisor Class shares would cease to exist; the Change in
Fee Structure Proposal contained in this Proxy Statement would become moot;
and therefore, even if approved, the Change In Fee Structure Proposal would not take effect for Balanced, Life Sciences and Technology.

Also as part of this larger set of initiatives, the Boards recently approved a proposal to reclassify the A Class shares of Large Company Value, Value, Select,
Strategic Allocation: Conservative, Strategic Allocation: Moderate, Strategic
Allocation: Aggressive, Global Growth, and International Growth as Advisor Class
shares of the same Funds. A Class shareholders of these Funds will receive a separate proxy statement/prospectus describing this proposal in detail and will have an opportunity to vote on it. If the reclassification is approved by the
A Class shareholders, the current A Class shares would cease to exist; the
Change in Fee Structure Proposal contained in this proxy would take effect;
such shares would be subject to a maximum 5.75% front-end sales load; and the
Advisor Class shares would be renamed as "A Class" shares. However, the front-end sales load will not apply to current Advisor Class shareholders who purchase additional shares in the same accounts. Additionally, after the
Advisor Class shares have been renamed as A Class shares, shareholders will be able to exchange their shares for A Class shares of other American
Century Funds.

------

Lastly, as part of this larger set of initiatives, it is anticipated that if the Change in Fee Structure Proposal is approved, the Advisor Class shares of
Emerging Markets, Equity Income, Heritage, Real Estate and Ultra will be renamed as "A Class" shares. Additionally, it is anticipated that a maximum front-end sales load of 5.75% will be imposed on the renamed A Class shares. However, the front-end sales load will not apply to current Advisor Class shareholders who purchase additional shares in the same accounts. Additionally, after the Advisor
Class shares have been renamed as A Class shares, shareholders will be able to exchange their shares for A Class shares of other American Century Funds.

INFORMATION REGARDING THE ADVISOR

American Century Investment Management, Inc. ("ACIM"), located at 4500
Main Street, Kansas City, Missouri 64111, is wholly owned by American Century
Companies, Inc. James E. Stowers, Jr. controls American Century Companies, Inc.
by virtue of his ownership of stock representing a majority of the total voting power. American Century Global Investment Management, Inc. ("ACGIM"), located at 666 3rd Avenue, 23rd Floor, New York, New York 10017, is wholly owned by
ACIM. ACIM serves as the advisor for each of the Advisor Funds, except Emerging
Markets, Global Growth, International Discovery, International Growth and Life
Sciences, for which ACGIM serves as the advisor. ACIM and ACGIM hereafter will both be referred to as the "Advisor" for their respective Funds. Maryanne L.
Roepke, Jon W. Zindel, Charles A. Etherington, David H. Reinmiller and Otis H.
Cowan are all officers of the Funds and the Advisor, but are not directors of the Advisor, who own common stock of American Century Companies, Inc.

The address for each officer and director of ACIM is 4500 Main Street,
Kansas City, Missouri 64111. The address for each officer and director of ACGIM is 666 3rd Avenue, 23rd Floor, New York New York 10017. The following table lists the names, positions, and principal occupations of the directors and principal executive officer of both ACIM and ACGIM:

NAME          POSITION              PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Enrique       President, Chief      Chief Investment Officer
Chang         Executive Officer
              and Chief
              Investment Officer
--------------------------------------------------------------------------------
James E.      Director              Founder, Co-Chairman, Director and
Stowers, Jr.                        Controlling Shareholder, ACC; Director,
                                    ACIM, ACGIM, ACS, ACIS and other ACC
                                    subsidiaries
--------------------------------------------------------------------------------
Jonathan      Director and          President and Chief Executive Officer,
S. Thomas     Executive Vice        ACC ; President, Chief Executive
              President             Officer, and Director, ACS; Director, ACIM,
                                    ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

The Advisor currently acts as each Advisor Fund's advisor pursuant to Advisory
Agreements (the "Current Advisory Agreements"). The following table lists the date of the Current Advisory Agreements, as well as the dates they were last submitted to a vote of the shareholders and the purpose of the shareholder vote for each Fund. Under the New Advisory Agreements, the Advisor will provide the same advisory services to the Advisor Funds as under the Current Advisory
Agreements except that the provision of recordkeeping/administrative services will now be provided for and paid for under the New Advisory Agreements.

                              DATE CURRENT
              CURRENT         ADVISORY
              ADVISORY        AGREEMENT
              AGREEMENT       LAST SUBMITTED       PURPOSE OF LAST
FUND          DATE            TO SHAREHOLDERS      SUBMISSION TO SHAREHOLDERS
--------------------------------------------------------------------------------
Equity        8/1/2006        7/30/1997            Consolidation of
Income                                             Management Agreements
                                                   by Issuer
--------------------------------------------------------------------------------
Large         8/1/2006        7/28/1999            Initial shareholder consent
Company
Value
--------------------------------------------------------------------------------
Mid Cap       8/1/2006        7/30/2004            Initial shareholder consent
Value
--------------------------------------------------------------------------------
Real          8/1/2006        12/17/1999           Approval of fee change
Estate
--------------------------------------------------------------------------------
Small         8/1/2006        7/30/1998            Initial shareholder consent
Cap
Value
--------------------------------------------------------------------------------
Value         8/1/2006        7/30/1997            Consolidation of
                                                   Management Agreements
                                                   by Issuer
--------------------------------------------------------------------------------
Legacy        5/15/2006       5/31/2006            Initial shareholder consent
Large
Cap
--------------------------------------------------------------------------------
Legacy        5/15/2006       5/31/2006            Initial shareholder consent
Focused
Large Cap
--------------------------------------------------------------------------------
Legacy        5/15/2006       5/31/2006            Initial shareholder consent
Multi Cap
--------------------------------------------------------------------------------
Balanced      8/1/2006        7/30/1997            Consolidation of
                                                   Management Agreements
                                                   by Issuer
--------------------------------------------------------------------------------
Capital       8/1/2006        3/30/1999            Initial shareholder consent
Value
--------------------------------------------------------------------------------
Growth        8/1/2006        7/30/1997            Consolidation of
                                                   Management Agreements
                                                   by Issuer
--------------------------------------------------------------------------------
Heritage      8/1/2006        7/30/1997            Consolidation of
                                                   Management Agreements
                                                   by Issuer
--------------------------------------------------------------------------------
Select        8/1/2006        7/30/1997            Consolidation of
                                                   Management Agreements
                                                   by Issuer
--------------------------------------------------------------------------------
Ultra         8/1/2006        7/30/1997            Consolidation of
                                                   Management Agreements
                                                   by Issuer
--------------------------------------------------------------------------------
Vista         8/1/2006        7/30/1997            Consolidation of
                                                   Management Agreements
                                                   by Issuer
--------------------------------------------------------------------------------

------

                                DATE CURRENT
                  CURRENT       ADVISORY
                  ADVISORY      AGREEMENT
                  AGREEMENT     LAST SUBMITTED     PURPOSE OF LAST
FUND              DATE          TO SHAREHOLDERS    SUBMISSION TO SHAREHOLDERS
--------------------------------------------------------------------------------
Strategic         8/1/2006      7/30/1997          Consolidation of
Allocation:                                        Management Agreements
Conservative                                       by Issuer
--------------------------------------------------------------------------------
Strategic         8/1/2006      7/30/1997          Consolidation of
Allocation:                                        Management Agreements
Moderate                                           by Issuer
--------------------------------------------------------------------------------
Strategic         8/1/2006      7/30/1997          Consolidation of
Allocation:                                        Management Agreements
Aggressive                                         by Issuer
--------------------------------------------------------------------------------
Emerging          8/1/2006      7/30/1997          Consolidation of
Markets                                            Management Agreements
                                                   by Issuer
--------------------------------------------------------------------------------
Global            8/1/2006      11/30/1998         Initial shareholder consent
Growth
--------------------------------------------------------------------------------
International     8/1/2006      7/30/1997          Approval of fee change
Discovery
--------------------------------------------------------------------------------
International     8/1/2006      7/30/1997          Approval of fee change
Growth
--------------------------------------------------------------------------------
Life Sciences     8/1/2006      6/30/2000          Initial shareholder consent
--------------------------------------------------------------------------------
Technology        8/1/2006      6/30/2000          Initial shareholder consent
--------------------------------------------------------------------------------

COMPARISON OF THE CURRENT ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENTS

The terms of each New Advisory Agreement are identical to those of the corresponding Current Advisory Agreement, except for the management fees payable, which have been increased by 25 basis points to account for the transfer of the recordkeeping/administrative reimbursements from the Rule 12b-1 fee to the unified management fee, and the effective and termination dates. The
New Advisory Agreement will continue in effect from year to year if such continuance is approved for the Funds at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Please see Exhibit C for the current rate of compensation paid under the Current Advisory Agreements for each Advisor Fund and the pro forma fees to be paid under the New Advisory
Agreements after giving effect to the Change In Fee Structure Proposal.

ADVISORY SERVICES

The services to be provided by the Advisor to the Advisor Funds under the New
Advisory Agreements will be identical to those services that were provided by the Advisor under the Current Advisory Agreements except that the provision of recordkeeping/administrative services will now be provided for and paid for under the New Advisory Agreements. Both the Current Advisory Agreements and the
New Advisory Agreements provide that the Advisor will: (i) decide what securities to buy and sell for each Advisor Fund's portfolio and (ii) select brokers and dealers to carry out portfolio securities transactions for each
Advisor Fund.

EXPENSES

The provisions of the New Advisory Agreements regarding expenses are identical to the provisions of the Current Advisory Agreements. Under the terms of the
Current Advisory Agreements and the New Advisory Agreements, the Advisor will bear all expenses incurred by it in the performance of its responsibilities.
Each Advisor Fund is responsible for custody fees and other charges and expenses of each Advisor Fund's operations such as compensation of the Independent
Directors, independent accountants and legal counsel of the Independent
Directors.

COMPENSATION

The following table shows the aggregate amount paid by each Fund under the unified management fee and Rule 12b-1 fee for 2006, and the aggregate amount that would have been paid if the proposed unified management fee and Rule 12b-1 fee had been in effect during 2006.

                                 NET $
                                 CHANGE
                                 AND
         UNIFIED     UNIFIED     NET %        RULE        RULE        NET          TOTAL
         MANAGEMENT  MANAGEMENT  CHANGE       12B-1       12B-1       DECREASE     NET
         FEE         FEE         IN UNIFIED   FEE         FEE         IN RULE      CHANGE
         BEFORE      AFTER       MANAGEMENT   BEFORE      AFTER       12B-1        IN
FUND     CHANGE      CHANGE      FEE          DECREASE    DECREASE    FEES         FEES
-----------------------------------------------------------------------------------------
Equity   $6,575,479  $8,848,950  $2,273,471  $4,546,942  $2,273,471  ($2,273,471)  $0
Income                           34.57%
-----------------------------------------------------------------------------------------
Large    $882,830    $1,260,195  $377,365    $754,730    $377,365    ($377,365)    $0
Company
Value                            42.74%
-----------------------------------------------------------------------------------------
Mid Cap  $25,114     $33,485     $8,371      $16,742     $8,371      ($8,371)      $0
Value                            33.33%
-----------------------------------------------------------------------------------------
Real     $2,092,355  $2,675,475  $583,120    $1,166,240  $583,120    ($583,120)    $0
Estate                           27.87%
-----------------------------------------------------------------------------------------
Small    $4,059,299  $5,074,939  $1,015,640  $2,031,280  $1,015,640  ($1,015,640)  $0
Cap
Value                            25.02%
-----------------------------------------------------------------------------------------

------

                                       NET $
                                       CHANGE
                                       AND
               UNIFIED     UNIFIED     NET %        RULE        RULE        NET          TOTAL
               MANAGEMENT  MANAGEMENT  CHANGE       12B-1       12B-1       DECREASE     NET
               FEE         FEE         IN UNIFIED   FEE         FEE         IN RULE      CHANGE
               BEFORE      AFTER       MANAGEMENT   BEFORE      AFTER       12B-1        IN
FUND           CHANGE      CHANGE      FEE          DECREASE    DECREASE    FEES         FEES
-----------------------------------------------------------------------------------------------
Value          $1,760,286  $2,353,165  $592,879    $1,185,758  $592,879    ($592,879)    $0
                                       33.68%
-----------------------------------------------------------------------------------------------
Legacy         $1,108      $1,434      $326        $652        $326        ($326)        $0
Focused
Large Cap                              29.42%
-----------------------------------------------------------------------------------------------
Legacy         $1,053      $1,363      $310        $620        $310        ($310)        $0
Large Cap                              29.44%
-----------------------------------------------------------------------------------------------
Legacy         $838        $1,071      $233        $466        $233        ($233)        $0
Multi Cap                              27.80%
-----------------------------------------------------------------------------------------------
Balanced       $101,630    $140,719    $39,089     $78,178     $39,089     ($39,089)     $0
                                       38.46%
-----------------------------------------------------------------------------------------------
Capital        $132,429    $171,426    $38,997     $77,994     $38,997     ($38,997)     $0
Value                                  29.45%
-----------------------------------------------------------------------------------------------
Growth         $617,883    $824,347    $206,464    $412,928    $206,464    ($206,464)    $0
                                       33.41%
-----------------------------------------------------------------------------------------------
Heritage       $304,745    $406,327    $101,582    $203,164    $101,582    ($101,582)    $0
                                       33.33%
-----------------------------------------------------------------------------------------------
Select         $195,940    $261,253    $65,313     $130,626    $65,313     ($65,313)     $0
                                       33.33%
-----------------------------------------------------------------------------------------------
Ultra          $3,929,672  $5,268,710  $1,339,038  $2,678,076  $1,339,038  ($1,339,038)  $0
                                       34.08%
-----------------------------------------------------------------------------------------------
Vista          $1,645,575  $2,194,100  $548,525    $1,097,050  $548,525    ($548,525)    $0
                                       33.33%
-----------------------------------------------------------------------------------------------
Strategic      $1,170,818  $1,569,615  $398,797    $797,594    $398,797    ($398,797)    $0
Conservative                           34.06%
-----------------------------------------------------------------------------------------------
Strategic      $3,348,501  $4,397,162  $1,048,661  $2,097,322  $1,048,661  ($1,048,661)  $0
Moderate                               31.32%
-----------------------------------------------------------------------------------------------
Strategic      $3,030,044  $3,843,878  $813,834    $1,627,668  $813,834    ($813,834)    $0
Aggressive                             26.86%
-----------------------------------------------------------------------------------------------
Emerging       $76,363     $88,762     $12,399     $24,798     $12,399     ($12,399)     $0
Markets                                16.24%
-----------------------------------------------------------------------------------------------
Global         $53,789     $66,596     $12,807     $25,614     $12,807     ($12,807)     $0
Growth                                 23.81%
-----------------------------------------------------------------------------------------------
International  $298        $362        $64         $128        $64         ($64)         $0
Discovery                              21.48%
-----------------------------------------------------------------------------------------------
International  $3,048,835  $3,811,418  $762,583    $1,525,166  $762,583    ($762,583)    $0
Growth                                 25.01%
-----------------------------------------------------------------------------------------------
Life Sciences  $1,744      $2,107      $363        $726        $363        ($363)        $0
                                       20.81%
-----------------------------------------------------------------------------------------------
Technology     $1,522      $1,826      $304        $608        $304        ($304)        $0
                                       19.97%
-----------------------------------------------------------------------------------------------

ADVISORY SERVICES TO OTHER FUNDS

The following table provides information regarding mutual funds for which the
Advisor provides sub-advisory services and that have investment objectives and strategies that are similar to those of the Advisor Funds. All of the information below is provided for the calendar year ended December 31, 2006.

------

                                                                  EFFECTIVE
                                                                  MANAGEMENT
                                                                  FEE (AS A
                                                                  PERCENTAGE
                                                   ACTUAL         OF AVERAGE
                       SUB-      YTD AVERAGE       MANAGEMENT     DAILY NET
FUND                   ADVISOR   NET ASSETS        FEE            ASSETS)
--------------------------------------------------------------------------------
The following funds are managed pursuant to a similar investment strategy as
Growth.
--------------------------------------------------------------------------------
Principal Partners
LargeCap Growth
Fund II                ACIM      $844,555,902      $3,047,456     0.361%
--------------------------------------------------------------------------------
Principal Partners
Large Cap Growth
Fund(1)                ACIM      $36,981,903       $131,588       0.356%
--------------------------------------------------------------------------------
The following fund is managed pursuant to a similar investment strategy as
Select.
--------------------------------------------------------------------------------
ING American
Century Select
Portfolio              ACIM      $366,842,595      $1,463,143     0.399%
--------------------------------------------------------------------------------
The following funds are managed pursuant to a similar investment strategy as
Vista.
--------------------------------------------------------------------------------
RiverSource
Aggressive
Growth                 ACIM      $248,213,334      $1,138,389     0.459%
--------------------------------------------------------------------------------
John Hancock
Vista Fund             ACIM      $119,163,755      $532,977       0.447%
--------------------------------------------------------------------------------
John Hancock
Vista Trust            ACIM      $93,094,447       $416,263       0.447%
--------------------------------------------------------------------------------
The following funds are managed pursuant to a similar investment strategy as
Balanced.
--------------------------------------------------------------------------------
AST American
Century Strategic
Balanced
Portfolio(2)           ACIM      $185,304,220      $697,132       0.376%
--------------------------------------------------------------------------------
Strategic Partners
Balanced Fund          ACIM      $98,215,264       $368,008       0.375%
--------------------------------------------------------------------------------
The following fund is managed pursuant to a similar investment strategy as
International Growth.
--------------------------------------------------------------------------------
VALIC
International
Growth I Fund          ACGIM     $252,147,352      $1,628,087     0.646%
--------------------------------------------------------------------------------
The following fund is composed of multiple asset slices managed by a number of investment managers. Two of these asset slices are managed by
ACIM. One slice is managed pursuant to a similar investment strategy as
International Opportunities. The other slice is managed pursuant to a similar investment strategy as International Discovery.
--------------------------------------------------------------------------------
Laudus
International
MarketMasters
Fund                   ACGIM     $392,671,833(3)   $3,153,076     0.803%
--------------------------------------------------------------------------------
The following fund is managed pursuant to a similar investment strategy to
Mid Cap Value.
--------------------------------------------------------------------------------
MML Mid Cap
Value Fund             ACIM      $213,590,319      $943,270       0.442%
--------------------------------------------------------------------------------
The following fund is managed by ACIM pursuant to two distinct investment strategies. One slice of the fund's assets is managed pursuant to a similar investment strategy as Small Cap Value. The other slice of the fund's assets is managed pursuant to a similar investment strategy as Mid Cap Value.
--------------------------------------------------------------------------------
ING American
Century Small-Mid
Cap Value Portfolio    ACIM      $113,114,250      $704,067(4)    0.622%(4)
--------------------------------------------------------------------------------
The following funds are managed (or in some cases, a particular slice of the assets of a fund is managed) pursuant to a similar investment strategy as
Large Company Value.
--------------------------------------------------------------------------------
TA IDEX American
Century Large
Company Value          ACIM      $291,110,198      $1,247,793     0.429%
--------------------------------------------------------------------------------
Partners Large
Cap Value Fund II      ACIM      $221,407,083      $875,093       0.395%
--------------------------------------------------------------------------------
VALIC Core Value       ACIM      $233,377,043      $1,007,807     0.432%
--------------------------------------------------------------------------------
AEGON American
Century Large
Company Value          ACIM      $126,428,646      $544,617       0.431%
--------------------------------------------------------------------------------
ING American
Century Large
Company Value
Portfolio              ACIM      $105,810,629      $422,094       0.399%
--------------------------------------------------------------------------------
Principal Equity
Value Account          ACIM      $4,990,915        $19,598        0.393%
--------------------------------------------------------------------------------

(1)  THE PRINCIPAL PARTNERS LARGECAP GROWTH FUND MERGED WITH THE PRINCIPAL
     PARTNERS LARGECAP GROWTH FUND II ON JANUARY 12, 2007.

(2)  EFFECTIVE MAY 1, 2007, THE FUND WILL IMPLEMENT A REVISED INVESTMENT
     STRATEGY AND CHANGE ITS NAME TO THE AST AMERICAN CENTURY STRATEGIC
     ALLOCATION PORTFOLIO. THE ADVISOR WILL CONTINUE TO MANAGE THE ASSETS OF THE
     FUND FOLLOWING THE CHANGE BUT WILL EMPLOY AN INVESTMENT MANAGEMENT STYLE
     SIMILAR TO THAT OF AMERICAN CENTURY STRATEGIC ALLOCATION: MODERATE.

(3)  FUND ASSETS ARE MANAGED BY A NUMBER OF INVESTMENT MANAGERS. ONLY
     ASSETS OF THE FUND MANAGED BY THE ADVISOR ARE INCLUDED.

(4)  ACIM WAIVED A PORTION OF ITS MANAGEMENT FEE DURING THE PERIOD ENDED
     DECEMBER 31, 2006. WITHOUT THIS WAIVER, THE ACTUAL MANAGEMENT FEE AND
     EFFECTIVE MANAGEMENT FEE PAID TO ACIM BY THE FUND WOULD HAVE BEEN
     $646,057 AND 0.571% RESPECTIVELY.

------

                                                                   EFFECTIVE
                                                                   MANAGEMENT
                                                                   FEE (AS A
                                                                   PERCENTAGE
                                                 ACTUAL            OF AVERAGE
                SUB-         YTD AVERAGE         MANAGEMENT        DAILY NET
FUND            ADVISOR      NET ASSETS          FEE               ASSETS)
--------------------------------------------------------------------------------
The following fund is managed pursuant to a similar investment strategy as
Ultra.
--------------------------------------------------------------------------------
VALIC
Ultra Fund      ACIM         $647,931,776        $3,376,635        0.521%
--------------------------------------------------------------------------------

BASIS FOR THE BOARDS' APPROVAL OF THE NEW ADVISORY AGREEMENTS

At meetings held on November 29, 2006 and March 7, 2007, the Boards, including the Independent Directors, considered and approved the proposed increase to the unified management fee of the Advisor Class shares of the Advisor Funds and accordingly approved the New Advisory Agreements for each Advisor Fund. In approving the New Advisory Agreements, the Boards considered the following factors:

*  that the increase in the unified management fee is being proposed in connection with a simultaneous decrease in the Rule 12b-1 fees of the Advisor
   Class;

*  that there will not be any change in the total expense ratio of the
   Advisor Class as a result of the increase in the unified management fee;

*  that if the proposed New Advisory Agreements are approved by shareholders of the Advisor Class of Equity Income, Real Estate, Heritage, Ultra, and
   Emerging Markets it is anticipated that the Advisor Class shares will be renamed A Class shares, and a front-end sales load would be added to the class; but would also result in the load being waived for current shareholders of the Advisor Class who purchase future A Class shares through the same accounts; and

*  that the increase in the unified management fee of the Advisor Class will make the class fee structure more consistent with the fee structure of other share classes of the American Century Funds and industry practice.

At the meetings, after considering all information presented, the Boards, including the Independent Directors, unanimously approved each New Advisory
Agreement and determined to recommend that shareholders approve the New Advisory
Agreements. No single factor was determinative in the Boards' analysis. The following summary describes the most important, but not all, of the factors considered by the Boards.

SERVICES TO BE PROVIDED

The Boards considered the services to be provided in consideration for the 25 basis point increase in the unified management fee. The Boards noted that the recordkeeping/administrative services provided in consideration for the 25 basis points would not change. Instead the recordkeeping/administrative services would now be paid as part of the unified management fee instead of the Rule 12b-1 fee.
The recordkeeping/administrative services, which include the provision of recordkeeping and related services that would otherwise be performed by the
Funds' transfer agent, may be performed by financial intermediaries or by the
Advisor or its affiliates. In circumstances in which the
recordkeeping/administrative services are performed by financial intermediaries, the Advisor will pay such intermediaries all or part of the
recordkeeping/administrative fee for performing the services.

COSTS AND PROFITABILITY

The Boards did not request any specific information regarding the costs of the services to be provided in consideration of the 25 basis point increase in the unified management fee because the Boards had previously reviewed the nature, scope and costs associated with the provision of the
recordkeeping/administrative services as part of its approval of the Rule 12b-1 plan on behalf of the Advisor Funds. The Boards had previously found the 25 basis point fee for recordkeeping/administrative services to be reasonable in light of the scope and nature of the services provided.

BENEFITS TO THE ADVISOR

The Boards considered the information presented regarding the benefits to the
Advisor from the increase in the unified management fee. The Boards noted that the 25 basis point increase in the unified management fee would be paid out by the Advisor to the financial intermediary providing the
recordkeeping/administrative services to the beneficial owners of the shares.
The increased fee would only be retained by the Advisor to the extent that it was providing the recordkeeping/administrative services on behalf of shareholders. Currently, the Advisor retains the fee only to the extent it provides the recordkeeping/administrative services on behalf of shareholders.
There would not be a net change in the amount the Advisor retains.

ECONOMIES OF SCALE

The Boards considered that the total expense ratio of the Advisor Class would not change as a result of the increase in the unified management fee due to the corresponding decrease in the Rule 12b-1 fee. The Boards considered that it was

------

necessary to pay financial intermediaries a fee for providing recordkeeping/administrative services to shareholders and that the payment of such a fee by the Advisor Funds could help them increase their assets and therefore potentially enable shareholders to realize future economies of scale.
The Boards recognized, however, that the proposal would not increase payments to financial intermediaries.

Additional information regarding the factors the Boards considered in their annual renewal of advisory contracts on behalf of the Advisor Funds can be found in the report to shareholders for each respective Advisor Fund. To request a report of a Fund please call the following number: 1-800-345-2021.

AFFILIATED BROKERAGE

American Century Investment Services, Inc., the Funds' distributor, and the
Advisor are wholly owned, directly or indirectly, by ACC. JPMorgan Chase & Co.
(JPM) is an equity investor in ACC. The funds paid J.P. Morgan Securities Inc.
(JPMS), and JP Morgan Cazenove Limited (JPMC), subsidiaries of JPM, the following brokerage commissions:

                                                             PERCENTAGE
                                      AGGREGATE              OF AGGREGATE
                                      AMOUNT OF              BROKERAGE
                                      COMMISSIONS            COMMISSIONS
                                      PAID TO                PAID TO
                                      AFFILIATED BROKERS     AFFILIATED BROKER
                                      --------------------   -----------------
FUND               FISCAL YEAR END    JPMS        JPMC(1)    JPMS     JPMC(1)
--------------------------------------------------------------------------------
Select             10/31/2006         $51,195     N/A        0.78%    N/A
--------------------------------------------------------------------------------
Vista              10/31/2006         $32,570     N/A        0.64%    N/A
--------------------------------------------------------------------------------
Strategic          11/30/2006         $2,473      $39        0.57%    0.01%
Allocation:
Conservative
--------------------------------------------------------------------------------
Strategic          11/30/2006         $56,644     $253       2.26%    0.01%
Allocation:
Moderate
--------------------------------------------------------------------------------
Strategic          11/30/2006         $45,525     $237       2.30%    0.01%
Allocation:
Aggressive
--------------------------------------------------------------------------------
Emerging           11/30/2006         $184,409    $919       6.32%    0.03%
Markets
--------------------------------------------------------------------------------
Global             11/30/2006         $3,429      $400       0.49%    0.06%
Growth
--------------------------------------------------------------------------------
International      11/30/2006         $289,630    $13,323    3.45%    0.16%
Discovery
--------------------------------------------------------------------------------
International      11/30/2006         $175,560    $1,720     2.45%    0.02%
Growth
--------------------------------------------------------------------------------
Technology         11/30/2006         $19,768     $0         1.86%    0.00%
--------------------------------------------------------------------------------
Large              12/31/2006         $464        N/A        0.18%    N/A
Company
Value
--------------------------------------------------------------------------------
Mid Cap            12/31/2006         $744        N/A        0.20%    N/A
Value
--------------------------------------------------------------------------------
Small Cap          12/31/2006         $2,400      N/A        0.08%    N/A
Value
--------------------------------------------------------------------------------
Value              12/31/2006         $959        N/A        0.03%    N/A
--------------------------------------------------------------------------------

(1)  JPMC BECAME A SUBSIDIARY OF JPM ON FEBRUARY 1, 2005.

SHAREHOLDER APPROVAL

Proposal 2, the approval of the change to the Advisor Class fee structure, must be approved in accordance with Section 15(a) of the 1940 Act, which requires the approval of the lesser of (i) more than 50% of the outstanding shares of the applicable class or (ii) 67% or more of the shares of that class present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy. The shareholders of the Advisor Class of each of the
Advisor Funds will vote separately on Proposal 2.

THE DIRECTORS OF THE ADVISOR FUNDS RECOMMEND THAT THE SHAREHOLDERS
OF THE ADVISOR CLASS OF EACH ADVISOR FUND VOTE TO APPROVE THE CHANGE
TO THE ADVISOR CLASS FEE STRUCTURE.

------

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF REAL ESTATE

OVERVIEW AND RELATED INFORMATION

At its meeting on November 29, 2006, the Board of American Century Capital
Portfolios, Inc. approved a proposal to amend the investment objective of Real
Estate. Real Estate's investment objective is "fundamental" and thus may not be changed without shareholder approval. The current investment objective of the
Fund states that "The fund seeks long-term capital appreciation. Income is a secondary objective." This investment objective has been in effect since the
Fund's inception in September 1995. The Board proposes to amend the fundamental investment objective to state that "The fund seeks high total investment return through a combination of capital appreciation and current income."

The goal of this proposal is to modify Real Estate's fundamental investment objective so that it does not identify capital appreciation as "primary" and income as "secondary" objectives. If approved, Real Estate's new investment objective will be to seek both capital appreciation and production of income while not emphasizing one over the other. Whether or not the proposal is approved, it is anticipated that Real Estate will continue its subadvisory relationship with J.P. Morgan Investment Management, Inc. (the "Subadvisor").
The Subadvisor does not expect that the change in the Real Estate's fundamental investment objective will, if approved, (1) materially affect its investment strategy for the day-to-day management of the Fund; or (2) materially change the risk factors applicable to the Fund.

INVESTMENT STRATEGY

Real Estate invests at least 80% of its assets in equity securities issued by real estate invest-ment trusts ("REITs") and companies engaged in the real estate industry. A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. Equity securities include common stock, preferred stock, and equity equivalent securities such as convertible securities, stock futures contracts or stock index futures contracts. A company is considered to be a real estate company if, in the opinion of the Fund's portfolio managers (the "PMs"), at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Fund are attributed to the ownership, construction, management or sale of real estate. The PMs look for real estate securities that they believe will provide superior returns. The PMs attempt to focus the Fund's investments on real estate companies and REITs with the potential for stock price appreciation, plus strong growth of cash flow to investors.

Some REITs, called equity REITs, buy real estate, and investors receive income from the rents received and from any profits on the sale of its properties.
Other REITs, called mortgage REITs, lend money to building developers and other real estate companies, and receive income from interest paid on those loans.
There are also hybrid REITs, which engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The PMs' real estate securities investment philosophy is that consistently excellent investment results can be achieved through superior stock selection
(based on both public equity and private real estate market factors) and risk-managed portfolio construction. The PMs use a disciplined investment process to manage the Fund, focusing on stock selection rather than sector or theme bets. The portfolio management process relies on a continuous screen of the target universe of investments to identify companies exhib-iting financial strength, and operating returns and growth prospects that are attractively priced at any given time. This process also helps the PMs sell the stocks of companies whose fundamentals are no longer attractively priced.

The PMs evaluate each company's ability to generate earnings over an earnings cycle, not just for the next one or two years. The PMs focus research efforts on determining the normalized earnings and earnings growth of a company, from which they determine if the company's current price fully reflects its long-term value.

PRINCIPAL RISKS

An investment in the Fund may be subject to many of the same risks as a direct invest-ment in real estate. This is due to the fact that the value of the Fund's investments may be affected by the value of the real estate owned by the companies in which it invests. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters.

Because the Fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of indus-tries. In addition, market performance tends to be cyclical and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund's style, its gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

------

To the extent the Fund invests in mortgage REITs, it will be subject to credit risk and interest rate risk with respect to the loans made by the REITs in which it invests. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due.
Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan portfolio held by the REIT to rise or fall.
Generally, when interest rates rise, the value of the loan portfolio will decline. The opposite is true when interest rates decline. The degree to which interest rate changes affect the Fund's performance varies and is related to the specific characteristics of the loan portfolios of the mortgage REITs in which the Fund invests.

The Fund is classified as nondiversified. Because it is nondiversified, it may hold large positions in a small number of securities. To the extent it maintains such positions, the price change in any one of those securities may have a greater impact on the Fund's share price than if it were diversified.

Although the PMs intend to invest the Fund's assets primarily in U.S.
securities, the Fund may invest in foreign securities. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities.

The value of the Fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities the Fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the Fund.

REASONS FOR THE PROPOSED CHANGE

As of December 31, 2006, approximately 91.4% of the Fund's investments was invested in REITs. The structure of REITs requires that a REIT distribute substantially all its taxable income to shareholders in order to retain REIT status. Because of these distributions, REITs must frequently revisit the capital markets seeking the cash needed to fund their capital growth. REIT investments have generally been viewed as income generating investments, because of their inability to grow capital internally.

However, over the past few years, the real estate market has experienced a high level of capital growth. As a result, Real Estate has experienced a similarly high level of appreciation of the assets in its portfolio, including its REIT investments. During this time period, much of the gains recorded by the Fund have been a result of capital appreciation of portfolio assets
(including REITs) as opposed to income generated from REIT or other investments.

However, it is not possible to predict with any certainty how long this trend will continue. In the event that the real estate market does not continue to appreciate at its current rate, or begins to depreciate, it may negatively impact the Fund if it continues to emphasize capital appreciation over the production of current income. The new investment objective, if approved, would permit the Fund's PMs to seek a total return through the appropriate combination of capital appreciation and current income, as dictated by then-existing market conditions. The Fund's Advisor, Subadvisor and Directors believe that this approach is more flexible and is a better reflection of the type of return an investor in a real estate mutual fund should expect, given the income producing nature of REITs in which the Fund primarily invests.

SHAREHOLDER APPROVAL

Proposal 3, the approval of the modified Real Estate investment objective, must be approved in accordance with Section 13(a)(3) of the 1940 Act, which requires the approval of the lesser of (i) more than 50% of the outstanding shares of the
Fund or (ii) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy.

THE DIRECTORS OF AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. RECOMMEND
THAT THE SHAREHOLDERS OF REAL ESTATE VOTE TO APPROVE THE AMENDMENT TO
THE INVESTMENT OBJECTIVE.

------

PROPOSAL 4

APPROVAL OF A NEW SUBADVISORY AGREEMENT FOR EQUITY INDEX

OVERVIEW AND RELATED INFORMATION

The current subadvisor for Equity Index, Barclay's Global Fund Advisors
("Barclays"), recently informed the Advisor that in light of Barclays' current business model, Barclays is not interested in continuing to provide subadvisory services to Equity Index. Barclays currently serves as subadvisor to Equity
Index pursuant to a subadvisory contract between Barclays and the Advisor dated
January 29, 1999 (the "Old Subadvisory Agreement"). The Old Subadvisory
Agreement was approved by the initial shareholder of Equity Index on February
25, 1999.

Upon notification by Barclays of its decision to discontinue providing subadvisory services to Equity Index, the Advisor formed a committee (the
"Committee") to solicit bids for a replacement subadvisor to Equity Index. The
Committee issued a formal Request for Proposal to four potential subadvisors, including Northern Trust Investments, N.A. ("Northern Trust"). After receiving responses from the four subadvisors, the Committee invited Northern Trust and one other finalist to make in-person presentations. The Advisor also submitted subadvisory contract proposals to the two finalists. After careful consideration, the Board voted to approve, and recommends to Shareholders, the new subadvisory agreement ("New Subadvisory Agreement") between Northern Trust and the Advisor.

INFORMATION REGARDING THE CURRENT SUBADVISOR AND THE PROPOSED SUBADVISOR

Barclays, located at 45 Fremont St., San Francisco, California 94105, is
wholly owned by Barclays Global Investors, N.A. Barclays Global Investors, N.A.
is a majority owned subsidiary of Barclays Bank PLC. Pursuant to the Old
Subadvisory Agreement, Barclays was paid $210,581 from the Advisor for the fiscal year ended March 31, 2007. The following table lists the names, positions, and principal occupations of the Barclays directors and principal executive officers:

NAME               POSITION WITH BARCLAYS          PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Blake R.           Chairman and Chief              Chairman of the Board,
Grossman           Executive Officer               Chief Executive Officer --
                                                   Barclays Global Fund Advisors
--------------------------------------------------------------------------------
Rohit              Director
Bhagat
--------------------------------------------------------------------------------
Lee                Director
Kranefuss
--------------------------------------------------------------------------------

The address of the Barclays directors and principal executive officer is 45
Fremont St., San Francisco, California 94105.

Northern Trust is a wholly-owned subsidiary of The Northern Trust Company, an
Illinois state chartered bank. The Northern Trust Company, in turn, is a wholly-owned subsidiary of Northern Trust Corporation, a multi-bank holding company that delivers trust, investment and banking services to individuals, corporations and institutions. Northern Trust Corporation is a public company headquartered in the United States at 50 South LaSalle Street, Chicago, Illinois
60603 and trades on the NASDAQ under the ticker symbol NTRS. Northern Trust
Corporation is the ultimate parent of Northern Trust. As of September 30, 2006,
Northern Trust employees, retirees and directors beneficially owned approximately 17% of the Corporation's common stock.

The following table lists the names, positions, and principal occupations of the
Northern Trust directors and principal executive officers:

NAME AND       POSITION WITH                   PRINCIPAL
ADDRESS        NORTHERN TRUST                  OCCUPATION
--------------------------------------------------------------------------------
Orie L.        Executive Vice President &      Chief Investment Officer --
Dudley, Jr.    Chief Investment Officer,       oversees Portfolio
               Northern Trust Corporation      Management Activities.
--------------------------------------------------------------------------------
Mark           Senior Vice President, The      Chief Operating Officer
Gossett,       Northern Trust Company          for Northern Trust Global
CFA                                            Investments
--------------------------------------------------------------------------------
William        Chairman, President & CEO,      Chairman, President & CEO,
Huffman, Jr.,  Northern Trust Global Advisors  Northern Trust Global Advisors
CPA
--------------------------------------------------------------------------------
Lyle           Executive Vice President, The   Managing Director, Institutional
Logan          Northern Trust Company          Sales and Client Servicing
                                               for Northern Trust Global
                                               Investments
--------------------------------------------------------------------------------
Duane          Senior Vice President, The      Senior Vice President and
Rocheleau      Northern Trust Company          Managing Director with
                                               Northern Trust Global
                                               Investments
--------------------------------------------------------------------------------
Terence        Executive Vice President,       President of Northern Trust
J. Toth        Northern Trust Corporation      Global Investments
--------------------------------------------------------------------------------
Mark Van       Senior Vice President, The      Head, Global Securities
Grinsven       Northern Trust Company          Lending
--------------------------------------------------------------------------------
Michael        Chairman, President & CEO,      Chairman, President & CEO,
A. Vardas,     Northern Trust Global Advisors  Northern Trust Quantitative
CFA                                            Management
--------------------------------------------------------------------------------
Lloyd A.       Executive Vice President, The   President, Northern Trust
Wennlund       Northern Trust Company          Securities, Inc., President,
                                               Northern Funds and Northern
                                               Institutional Funds. Head of
                                               Product Management, Northern
                                               Trust Global Investments
--------------------------------------------------------------------------------

The address of the Northern Trust directors and principal executive officers is
50 South LaSalle St., Chicago, IL 60675.

------

COMPARISON OF THE CURRENT SUBADVISORY AGREEMENT AND THE NEW SUBADVISORY
AGREEMENT

The Directors of American Century Capital Portfolios, Inc. approved the New
Subadvisory Agreement at a meeting held on November 29, 2006. The terms of the
New Subadvisory Agreement are generally similar to those found in the Old
Subadvisory Agreement. If approved, the New Subadvisory Agreement will continue in effect until July 31, 2009 and thereafter so long as such continuance is approved at least annually by the Board or by a vote of a majority of Equity
Index's outstanding voting shares, provided that in either event the continuance is approved by a majority of the Board who are not "interested persons," as that term is defined in the 1940 Act, of any party to the
New Subadvisory Agreement. For a complete understanding of the New
Subadvisory Agreement, please refer to the form of New Subadvisory Agreement provided in Exhibit D. The following paragraphs briefly discuss some important provisions contained in the New Subadvisory Agreement.

ADVISORY SERVICES

The services provided by Northern Trust to Equity Index under the New
Subadvisory Agreement will be substantially similar to those previously provided by Barclays under the Old Subadvisory Agreement. Both agreements provide that the subadvisor will: (i) make investment decisions for Equity Index in accordance with its investment objective and policies as stated in its prospectus and statement of additional information and with such written guidelines as the Advisor may provide to the subadvisor; (ii) place purchase and sale orders on behalf of Equity Index; (iii) maintain books and records with respect to the securities transactions of Equity Index; and (iv) furnish the
Board such regular and special reports with respect to the Fund as the Board may reasonably request. The subadvisor will also supervise the Fund's investments and conduct a continual program of investment, evaluation and if appropriate, sale and reinvestment of the Funds' assets.

EXPENSES

The provisions of the New Subadvisory Agreement regarding expenses are substantially similar to those of the Old Subadvisory Agreement. Under both agreements, the subadvisor agrees to pay its organizational, operational and business expenses but is not obligated to pay any expenses of the Advisor or expenses of Equity Index such as brokerage fees, commissions in connection with the execution of securities transactions, taxes, interest and custodian fees and expenses.

COMPENSATION

The fees to be paid to Northern Trust under the New Subadvisory Agreement are lower than the fees paid to Barclays under the Old Subadvisory Agreement.
Northern Trust will receive a fee equal to two basis points (0.02%) on the first
$500,000,000 of assets in the fund, and one basis point (0.01%) on all amounts in excess of $500,000,000 under the New Subadvisory Agreement. Barclays receives a fee equal to five basis points (0.05%) on the first $200,000,000 of assets in the Fund, two basis points (0.02%) on the next $300,000,000 and one basis point
(0.01%) on any amount in excess of $500,000,000 under the Old Subadvisory
Agreement. The fees will continue to be paid by the Advisor out of the management fee it receives from Equity Index. Under the terms of the New
Subadvisory Agreement, the Advisor will pay Northern Trust a management fee payable monthly in arrears on the first business day of each month.

LIABILITY OF NORTHERN TRUST

The New Subadvisory Agreement provides that Northern Trust will not be liable to
Equity Index for any loss due solely to a mistake of investment judgment.
However, Northern Trust will be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves a willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations whether such duties are express or implied.

ADDITIONAL INFORMATION ABOUT NORTHERN TRUST

In addition to serving as the investment subadvisor to Equity Index, Northern
Trust also serves as subadvisor to the following mutual funds having similar investment objectives to Equity Index:

------

                 ASSETS UNDER
                 MANAGEMENT
FUND NAME        (As Of 12/31/06)       NORTHERN TRUST'S RATE OF COMPENSATION
--------------------------------------------------------------------------------
DWS S&P 500      $2,616 million         First $2 Billion, 2 basis points
Index Fund                              (0.02%); next $1.5 Billion, 1 basis
                                        point (0.01%); balance, 0.5 basis point
                                        (0.005%)
--------------------------------------------------------------------------------
Guidestone       $561 million           First $100 million, 4 basis points
Equity Index                            (0.04%); next $250 million, 2 basis
Fund                                    points (0.02%); balance, 0.5 basis
                                        point (0.005%)
--------------------------------------------------------------------------------
MassMutual       $2,259 million         First $1 Billion, 1 basis point (0.01%);
Select Indexed                          balance, 0.75 basis points (0.0075%)
Equity Fund
--------------------------------------------------------------------------------
RSI Retirement   $59 million            First $25 million, 16 basis points
Trust Core                              (0.16%); next $25 million, 10 basis
Equity Fund                             points (0.10%); next $50 million, 6
                                        basis points (0.06%); balance, 4 basis
                                        points (0.04%)
--------------------------------------------------------------------------------
USAA S&P 500     $3,200 million         First $1.5 Billion, 2 basis points
Index Fund                              (0.02%); next $1.5 Billion, 1 basis
                                        point (0.01%); balance, 0.5 basis point
                                        (0.005%)
--------------------------------------------------------------------------------

In connection w providing investment subadvisory services to the funds listed above, Northern Trust has not waived or reduced its fees below the amounts specified in Northern Trust's investment subadvisory contracts with these parties.

BASIS FOR THE BOARD'S APPROVAL OF THE NEW SUBADVISORY AGREEMENT

The Request for Proposal contained 52 questions on key topics including: firm experience in "indexing," portfolio manager experience, portfolio analyst experience, research and trading practices, investment process, portfolio construction, portfolio risk management, portfolio managers' compensation and operational controls which included such issues as daily valuation, cash management, and investment accounting systems and processes. A summary of
Northern Trust's responses to the Request for Proposal was reviewed with the
Board.

At its meeting held on November 29, 2006, the Board, including the Independent
Directors, considered and approved Northern Trust as the new subadvisor for
Equity Index. In approving Northern Trust, the Board considered the following criteria relevant to Northern Trust: a strong track record of performance in both historical tracking error and raw performance numbers compared to the S&P
500, the breadth of experience in index fund management, sizable subadvisory relationships with companies subject to the 1940 Act, a commitment to index business evidenced by a lack of forays into the Exchange Traded Funds business, diligent investment process and extremely positive reference calls with other mutual fund companies for whom Northern Trust currently serves as subadvisor.
The Board also considered that Northern Trust did not present any concerns with respect to complying with American Century's stringent requirements for trading practices and soft dollar arrangements.

The Board also compared the services, and potential costs of the services, to be rendered and amounts to be paid under the New Subadvisory Agreement. The Board determined that the fees charged by Northern Trust were reasonable.

The fees to be paid to Northern Trust will be paid by the Advisor out of its unified fee and not by Fund shareholders. The Fund has a stepped fee that decreases as Fund assets grow and its breakpoint is achieved. Currently, shareholders benefit from the Fund's size as it has achieved its breakpoint.
Since the Advisor will pay Northern Trust out of its unified fee, shareholders will not be affected by any breakpoints in Northern Trust's fee schedule.

After considering all information presented, and while no single factor was determinative, the Board, including the Independent Directors, unanimously approved the New Subadvisory Agreement and determined to recommend that shareholders of Equity Index approve the New Subadvisory Agreement.

SHAREHOLDER APPROVAL

Proposal 4, the approval of the New Subadvisory Agreement, must be approved in accordance with Section 15(a) of the 1940 Act, which requires the approval of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii)
67% or more of the shares of the Fund present or represented by proxy at the
Meeting if more than 50% of such shares are present or represented by proxy.

THE DIRECTORS OF AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. RECOMMEND THAT THE
SHAREHOLDERS OF EQUITY INDEX VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT.

------

OTHER INFORMATION

MEETINGS OF SHAREHOLDERS

The Funds are not required to hold annual shareholder meetings, unless required to do so in order to elect directors and for such other purposes as may be prescribed by law or the Funds' Articles of Incorporation. Special meetings of the shareholders may be called by the Directors for the purpose of taking action upon any other matter deemed by the directors to be necessary or desirable. A meeting of the shareholders may be held at any place designated by the
Directors. Written notice of any meeting is required to be given by the directors.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards (including, with respect to Proposal 1, the Nominees to the Boards). Proxies may be solicited by officers of the Funds and the Advisor, as well as their affiliates, employees and agents. In addition, financial intermediaries may solicit the proxy of the beneficial owners of the shares. It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. The Advisor or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. The expenses associated with the Proposals of this Proxy Statement will be paid by American Century.
Such expenses include: (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e)
legal fees incurred in the preparation of the Proxy Statement; (f) solicitation costs; and (g) other related administrative or operational costs.

American Century Services, LLC, the transfer agent and administrator of the
Funds, has entered into a contract with ADP Investor Communication Services,
Inc. ("ADP") pursuant to which ADP will provide certain project management, telephone solicitation, and internet and telephonic voting services in addition to providing for the printing and mailing of the proxy statement. The fees to be paid to ADP by American Century Services, LLC under the contract are estimated to be $5.6 million in the aggregate.

DATE, TIME AND PLACE OF MEETING

The Meeting will be held on June 27, 2007 at the principal executive offices of
American Century, 4500 Main Street, Kansas City, Missouri 64111, at 10:00 a.m.,
Central Time.

USE AND REVOCATION OF PROXIES

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the
Funds or by subsequently registering his or her vote by telephone or over the
Internet. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder of record present at the Meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Proposal(s). It is not anticipated that any matters other than the approval of the Proposals will be brought before the
Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

VOTING RIGHTS AND REQUIRED VOTES

A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of each Issuer,
Fund or Class must be present in person or by proxy, to constitute a quorum for purposes of voting on proposals relating to that Issuer, Fund or Class, except
American Century Mutual Funds, Inc. and American Century Variable Portfolios,
Inc. for which a majority of the eligible votes shall constitute a quorum.
Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. Shareholders of each Issuer vote separately on Proposal 1 (Election of Directors). Holders of
Advisor Class shares of the Advisor Funds vote separately on Proposal 2 (Change in Advisor Class Fee Structure). Only shareholders of Real Estate vote on Proposal 3 (Change in Investment Objective of the Real Estate Fund) and only shareholders of Equity Index vote on Proposal 4 (Subadvisory Agreement with Northern Trust). Approval of Proposal 1 requires the approval of a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. Approval of Proposals 2, 3, and 4 requires the approval of the lesser of (i) more than 50% of the outstanding shares of the applicable Fund or
Class or (ii) 67% or more of the shares of that Fund or Class present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms holding shares of any of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Each Issuer, Fund, or Class will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes

------

of determining whether the necessary quorum of shareholders exists.
Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has declined to vote on any proposal
("broker non-votes") will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal without further notice other than by announcement at the Meeting. Any adjournment of the
Meeting for the further solicitation of proxies for a Proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the Proposal that are present in person or by proxy at the Meeting to be adjourned. However, if the Meeting is adjourned for more than ninety days, then the Funds are required to send a new notice to shareholders.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

Only holders of record of shares of the Issuers at the close of business on
April 13, 2007 (the "Record Date") are entitled to vote on Proposal 1 at the
Meeting or any adjournment thereof. The following chart sets forth the number of shares of each Issuer issued and outstanding and the number of votes entitled to be cast as of the close of business on March 15, 2007.

                                                                 NUMBER
                                                                 OF VOTES
                                                                 ENTITLED TO
                           SHARE           OUTSTANDING           BE CAST ($1
ISSUER                     CLASS           SHARES                EQUALS 1 VOTE)
--------------------------------------------------------------------------------
American Century           All             148,913,786           1,796,256,480
Asset Allocation           classes
Portfolios, Inc.
--------------------------------------------------------------------------------
American Century           All             2,056,937,294         18,312,294,764
Capital                    classes
Portfolios, Inc.
--------------------------------------------------------------------------------
American Century           All             2,789,526             30,149,729
Growth Funds, Inc.         classes
--------------------------------------------------------------------------------
American Century           All             1,230,357,991         26,202,227,269
Mutual Funds, Inc.         classes
--------------------------------------------------------------------------------
American Century           All             580,849,236           4,076,402,887
Strategic Asset            classes
Allocations, Inc.
--------------------------------------------------------------------------------
American Century           All             654,285,594           5,633,817,896
Variable                   classes
Portfolios, Inc.
--------------------------------------------------------------------------------
American Century           All             511,851,869           6,087,723,383
World Mutual               classes
Funds, Inc.
--------------------------------------------------------------------------------

Only holders of record of shares of the Advisor Class of the Advisor Funds at the close of business on April 13, 2007 (the "Record Date") are entitled to be cast on Proposal 2 at the Meeting or any adjournment thereof. The following chart sets forth the number of shares of each Advisor Class of the Advisor Funds issued and outstanding and the number of votes entitled to be cast as of the close of business on March 15, 2007.

                                                                  NUMBER
                                                                  OF VOTES
                                                                  ENTITLED
                                                                  TO BE CAST
                      SHARE                 OUTSTANDING           ($1 EQUALS
FUND NAME             CLASS                 SHARES                1 VOTE)
--------------------------------------------------------------------------------
Equity                Advisor Class         137,609,118           1,165,604,917
Income
--------------------------------------------------------------------------------
Large                 Advisor Class         37,136,137            274,295,980
Company
Value
--------------------------------------------------------------------------------
Mid Cap               Advisor Class         1,525,250             20,037,691
Value
--------------------------------------------------------------------------------
Real Estate           Advisor Class         15,578,384            489,513,332
--------------------------------------------------------------------------------
Small Cap             Advisor Class         43,566,559            425,204,935
Value
--------------------------------------------------------------------------------
Value                 Advisor Class         32,993,847            246,767,162
--------------------------------------------------------------------------------
Legacy                Advisor Class         80,881                861,973
Focused
Large Cap
--------------------------------------------------------------------------------
Legacy                Advisor Class         75,274                805,842
Large Cap
--------------------------------------------------------------------------------
Legacy                Advisor Class         64,080                715,070
Multi Cap
--------------------------------------------------------------------------------
Balanced              Advisor Class         941,727               15,541,216
--------------------------------------------------------------------------------
Capital Value         Advisor Class         2,080,730             16,956,069
--------------------------------------------------------------------------------
Growth                Advisor Class         3,904,449             84,436,839
--------------------------------------------------------------------------------
Heritage              Advisor Class         5,507,881             89,818,793
--------------------------------------------------------------------------------
Select                Advisor Class         517,892               18,735,825
--------------------------------------------------------------------------------
Ultra                 Advisor Class         11,339,573            297,751,459
--------------------------------------------------------------------------------
Vista                 Advisor Class         12,228,184            212,000,355
--------------------------------------------------------------------------------
Strategic             Advisor Class         29,289,777            165,611,717
Allocation:
Conservative
--------------------------------------------------------------------------------
Strategic             Advisor Class         61,280,864            426,425,414
Allocation:
Moderate
--------------------------------------------------------------------------------
Strategic             Advisor Class         39,177,967            323,775,842
Allocation:
Aggressive

------

                                                                   NUMBER
                                                                   OF VOTES
                                                                   ENTITLED
                                                                   TO BE CAST
                         SHARE              OUTSTANDING            ($1 EQUALS
FUND NAME                CLASS              SHARES                 1 VOTE)
--------------------------------------------------------------------------------
Emerging                 Advisor            1,435,795              12,624,626
Markets                  Class
--------------------------------------------------------------------------------
Global                   Advisor            524,839                5,457,058
Growth                   Class
--------------------------------------------------------------------------------
International            Advisor            2,449                  35,659
Discovery                Class
--------------------------------------------------------------------------------
International            Advisor            26,985,842             333,551,271
Growth                   Class
--------------------------------------------------------------------------------
Life                     Advisor            15,514                 81,639
Sciences                 Class
--------------------------------------------------------------------------------
Technology               Advisor            4,811                  99,778
                         Class
--------------------------------------------------------------------------------

Only holders of record of shares of Real Estate at the close of business on
April 13, 2007 (the "Record Date") are entitled to vote on Proposal 3 at the
Meeting or any adjournment thereof. The following chart sets forth the number of shares of Real Estate issued and outstanding and the number of votes entitled to be cast as of the close of business on March 15, 2007.

                                                             NUMBER OF VOTES
                                                             ENTITLED TO BE CAST
FUND NAME         SHARE CLASS       OUTSTANDING SHARES       ($1 EQUALS 1 VOTE)
--------------------------------------------------------------------------------
Real Estate       All classes       78,688,399               2,470,472,684
--------------------------------------------------------------------------------

Only holders of record of shares of Equity Index at the close of business on
April 13, 2007 (the "Record Date") are entitled to vote on Proposal 4 at the
Meeting or any adjournment thereof. The following chart sets forth the number of shares of Equity Index issued and outstanding and the number of votes entitled to be cast as of the close of business on March 15, 2007.

                                                             NUMBER OF VOTES
                                                             ENTITLED TO BE CAST
FUND NAME         SHARE CLASS       OUTSTANDING SHARES       ($1 EQUALS 1 VOTE)
--------------------------------------------------------------------------------
Equity Index      All classes       184,553,129              1,023,973,961
--------------------------------------------------------------------------------

Exhibit B to this Proxy Statement lists those persons who, as of March 15, 2007, owned of record or beneficially 5% or more of the outstanding shares of any
Class of a Fund.

OTHER SERVICE PROVIDERS

American Century Services, LLC, 4500 Main Street, Kansas City, Missouri 64111,
an affiliate of the Advisor, serves as transfer agent and administrator of the
American Century Funds. American Century Investment Services, Inc., 4500 Main
Street, Kansas City, Missouri 64111, an affiliate of the Advisor, serves as distributor to the American Century Funds.

WHERE TO FIND ADDITIONAL INFORMATION

The Issuers are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in
accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Issuers, on behalf of the Funds, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street,
N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and
Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Issuers are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Funds, P.O.
Box 418210, Kansas City, Missouri, 64141-9210, or by e-mail to
corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Issuers.

--------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S)
AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
UNITED STATES.
--------------------------------------------------------------------------------

------

EXHIBIT A

                          EQUITY OWNERSHIP OF NOMINEES

                                                            AGGREGATE DOLLAR
                                                            RANGE OF EQUITY
                                                            SECURITIES IN
                                                            ALL REGISTERED
                                                            INVESTMENT COMPANIES
                                                            OVERSEEN OR TO BE
                                                            OVERSEEN BY NOMINEE
                      FUND NAME/(DOLLAR                     IN FAMILY OF
                      RANGE OF EQUITY                       INVESTMENT
                      SECURITIES IN THE FUND)*              COMPANIES
--------------------------------------------------------------------------------
Interested Nominees
--------------------------------------------------------------------------------
James E.              American Century                      $50,001-$100,000
Stowers, Jr.           Mutual Funds, Inc.
                       Vista ($50,001-$100,000)
--------------------------------------------------------------------------------
Jonathan              American Century Asset                More than $100,000
S. Thomas             Allocation Portfolios, Inc.
                        LIVESTRONG 2045
                        ($50,001-$100,000)
                      American Century
                      Capital Portfolios, Inc.
                        Real Estate ($1-$10,000)
                      American Century
                      Strategic Asset
                      Allocations, Inc.
                        Newton
                        ($50,001-$100,000)
                      American Century World
                      Mutual Funds, Inc.
                        Emerging Markets
                        ($1-$10,000)
                        International Discovery
                        ($1-$10,000)
                        Life Sciences ($1-$10,000)
--------------------------------------------------------------------------------
Independent Nominees
--------------------------------------------------------------------------------
Thomas                American Century                      More than $100,000
A. Brown              Capital Portfolios, Inc.
                        Equity Income
                        ($10,001-$50,000)
                        Equity Index
                         ($10,001-$50,000)
                        Large Company Value
                        ($1-10,000)
                        Mid Cap Value
                        ($10,001-$50,000)
                        Real Estate
                        ($10,001-$50,000)
                        Small Cap Value
                        ($10,001-$50,000)
                        Value
                        ($50,001-$100,000)
                      American Century
                      Mutual Funds, Inc.
                        Balanced
                        ($10,001-$50,000)
                        Capital Value
                        ($1-$10,000)
                        Focused Growth
                        ($1-$10,000)
                        Growth
                        ($10,001-$50,000)
                        Heritage ($1-$10,000)
                        New Opportunities
                        ($10,001-$50,000)
                        Select ($10,001-$50,000)
                        Ultra ($10,001-$50,000)
                        Veedot ($10,001-$50,000)
                        Vista ($10,001-$50,000)
                      American Century
                      World Mutual Funds, Inc.
                        Emerging Markets
                        ($10,001-$50,000)
                        Global Growth
                        ($10,001-$50,000)
                        International Discovery
                        ($10,001-$50,000)
                        International Growth
                        ($10,001-$50,000)
                        International Stock
                        ($1-10,000)
                        Life Sciences ($1-10,000)
                        Technology ($1-10,000)
                      American Century
                      Strategic Asset
                      Allocation, Inc.
                        Strategic Allocation:
                        Conservative
                        (More than $100,000)
                        Strategic Allocation:
                        Moderate ($1-$10,000)
                        Strategic Allocation:
                        Aggressive
                        ($10,001-$50,000)
                      American Century
                      Growth Funds, Inc.
                        Legacy Focused Large
                        Cap ($1-$10,000)
                        Legacy Large Cap
                        ($1-$10,000)
                        Legacy Multi Cap
                        ($1-$10,000)
--------------------------------------------------------------------------------

*NOTE - FUNDS NOT LISTED ARE FUNDS IN WHICH NO SECURITIES ARE OWNED BY THE
 NOMINEES.

------
A-1

                                                            AGGREGATE DOLLAR
                                                            RANGE OF EQUITY
                                                            SECURITIES IN
                                                            ALL REGISTERED
                                                            INVESTMENT COMPANIES
                                                            OVERSEEN OR TO BE
                                                            OVERSEEN BY NOMINEE
                          FUND NAME/(DOLLAR                 IN FAMILY OF
                          RANGE OF EQUITY                   INVESTMENT
                          SECURITIES IN THE FUND)*          COMPANIES
--------------------------------------------------------------------------------
Interested Nominees
--------------------------------------------------------------------------------
Andrea                    American Century                  More than $100,000
C. Hall                   Capital Portfolios, Inc.
                            Equity Income
                            (More than $100,000)
                            Value ($10,001-$50,000)
                          American Century
                          Mutual Funds, Inc.
                            Balanced
                            ($10,001-$50,000)
                            New Opportunities
                            ($10,001-$50,000)
                            Vista
                            (More than $100,000)
                          American Century
                          World Mutual Funds, Inc.
                            International Discovery
                            ($10,001-$50,000)
                            International Growth
                            ($50,001-$100,000)
--------------------------------------------------------------------------------
James A.                  American Century                  $50,001-$100,000
Olson                     Mutual Funds, Inc.
                            Vista ($10,001-$50,000)
                          American Century
                          World Mutual Funds, Inc.
                            International Growth
                            ($10,001-$50,000)
--------------------------------------------------------------------------------
Donald H.                 American Century                  More than $100,000
Pratt                     Capital Portfolios, Inc.
                            Real Estate
                            (More than $100,000)
                            Value
                            ($50,001-$100,000)
                          American Century
                          Mutual Funds, Inc.
                            Heritage
                            ($10,001-$50,000)
                            New Opportunities
                            ($10,001-$50,000)
                            Veedot
                            ($10,001-$50,000)
                          American Century
                          World Mutual Funds, Inc.
                            Emerging Markets
                            ($10,001-$50,000)
                            International Discovery
                            ($10,001-$50,000)
                            Technology
                            ($10,001-$50,000)
--------------------------------------------------------------------------------
Gale E.                   American Century                  More than $100,000
Sayers                    Mutual Funds, Inc.
                            Balanced
                            ($10,001-$50,000)
                            Select
                            (More than $100,000)
--------------------------------------------------------------------------------
M. Jeannine               American Century                  More than $100,000
Strandjord                Capital Portfolios, Inc.
                            Real Estate
                            ($50,001-$100,000)
                            Value
                            (More than $100,000)
                          American Century
                          Mutual Funds, Inc.
                            Giftrust ($1-$10,000)
                          American Century
                          World Mutual Funds, Inc.
                            Emerging Markets
                            ($50,001-100,000)
                            International Discovery
                            (More than $100,000)
--------------------------------------------------------------------------------
Timothy S. Webster        American Century                  More than $100,000
                          Capital Portfolios, Inc.
                            Equity Income
                            ($10,001-$50,000)
                            Mid Cap Value
                            ($10,001-$50,000)
                            Small Cap Value
                            ($10,001-$50,000)
                          American Century
                          Growth Funds, Inc.
                            Legacy Focused Large
                            Cap ($10,001-$50,000)
                            Legacy Large Cap
                            ($1-$10,000)
                            Legacy Multi Cap
                            ($10,001-$50,000)
                          American Century
                          Mutual Funds, Inc.
                            Capital Value
                            ($10,001-$50,000)
                            Heritage
                            ($10,001-$50,000)
                            New Opportunities
                            ($10,001-$50,000)
                            Ultra ($50,001-$100,000)
                            Veedot
                            (More than $100,000)
                            Vista ($50,001-$100,000)
                          American Century
                          Strategic Asset
                          Allocations, Inc.
                            Newton
                            ($10,001-$50,000)
                          American Century
                          World Mutual Funds, Inc.
                            Emerging Markets
                            ($50,001-$100,000)
                            Global Growth
                            ($10,001-$50,000)
                            International Discovery
                            (More than $100,000)
--------------------------------------------------------------------------------

*NOTE - FUNDS NOT LISTED ARE FUNDS IN WHICH NO SECURITIES ARE OWNED BY THE
 NOMINEES.

------
A-2

EXHIBIT B

                            SIGNIFICANT SHAREHOLDERS

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.

                                           PERCENTAGE OF       PERCENTAGE OF
                                           OUTSTANDING         OUTSTANDING
FUND/                                      SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                     OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG Income Portfolio
--------------------------------------------------------------------------------
  Investor Class
           The Chase Manhattan             7%                  0%
           Bank NA TR
           Hitachi Employee
           401K Ret Plan Trust
           New York, New York
--------------------------------------------------------------------------------
  Institutional Class
           JPMorgan Chase                  34%                 0%
           Bank Trustee
           Taylor Companies 401K
           and Profit Sharing Plans
           Kansas City, Missouri

           Trustees of Hapag-Lloyd         24%                 0%
           America Inc Svgs Inv
           Plan & Trust
           Piscataway, New Jersey

           JPMorgan Chase Bank Trustee     21%                 0%
           Kearfott Guidance &
           Navigation Corp.
           Deferred Savings Plan
           Kansas City, Missouri

           JPMorgan Chase                  15%                 0%
           Bank Trustee
           FBO United Business
           Media 401K Plan
           Kansas City, Missouri

           Trustees of American Century    5%                  0%
           P/S & 401K Savings
           Plan & Trust
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           Luke Scamardo, II, MD, C.H.     50%                 0%
           Prihoda, Jr, MD, Pollachi
           Selvakumarraj, MD
           FBO Navasota Medical
           Center 401K Plan
           Navasota, Texas

           MG Trust Company                21%                 0%
           as Agent for Frontier
           Trust Co as TR
           Waldorf Tire Center Inc
           401K Pl
           Fargo, North Dakota

           American Century Investment     11%                 11%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           Ohio National Life              44%                 0%
           Insurance Co.
           For Benefit of
           Separate Accounts
           Cincinnati, Ohio

           James B. Anderson TR            18%                 0%
           American Chamber of
           Commerce Execut &
           Restated 401K Plan & Trust
           Springfield, Missouri

           Charles Schwab & Co. Inc.       10%                 0%
           San Francisco, California

           Saxon & Co                      8%                  0%
           Philadelphia, Pennsylvania

           James B. Anderson               7%                  0%
           TR American Chamber
           of Commerce
           Execut Restated MPP
           Plan Trust
           Springfield, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF    PERCENTAGE OF
                                              OUTSTANDING      OUTSTANDING
FUND/                                         SHARES OWNED     SHARES OWNED
CLASS    SHAREHOLDER                          OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG 2015 Portfolio
--------------------------------------------------------------------------------
  Investor Class
         The Chase Manhattan                  7%               0%
         Bank NA TR
         Hitachi Employee
         401K Ret Plan Trust
         New York, New York
--------------------------------------------------------------------------------
  Institutional Class
         JPMorgan Chase Bank Trustee          37%              0%
         FBO United Business
         Media 401K Plan
         Kansas City, Missouri

         JPMorgan Chase Bank Trustee          26%              0%
         Taylor Companies 401K
         and Profit Sharing Plans
         Kansas City, Missouri

         Trustees of American Century         16%              0%
         P/S & 401K Savings
         Plan & Trust
         Kansas City, Missouri

         JPMorgan Chase Bank Trustee          14%              0%
         Kearfott Guidance &
         Navigation Corp Deferred
         Savings Plan
         Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
         MG Trust Company TR                  79%              0%
         Bopp-Busch Manufacturing
         Co. Profit Sharing
         Denver, Colorado
--------------------------------------------------------------------------------
  Advisor Class
         Ohio National Life Insurance Co.     49%              0%
         For Benefit of
         Separate Accounts
         Cincinnati, Ohio

         James B. Anderson TR                 26%              0%
         American Chamber of
         Commerce Execut
         & Restated 401K Plan & Trust
         Springfield, Missouri

         GPC Securities Inc. as Agent         9%               0%
         for JPMorgan Chase Bank
         FBO Standard Process Inc.
         PS & Pension
         Atlanta, Georgia
--------------------------------------------------------------------------------
LIVESTRONG 2025 Portfolio
--------------------------------------------------------------------------------
  Investor Class
         The Chase Manhattan                  9%               0%
         Bank NA TR
         Hitachi Employee
         401K Ret Plan Trust
         New York, New York

         JPMorgan Chase as Trustee            8%               0%
         FBO Key Energy Services
         401K Savings & Retirement PL
         Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG 2025 Portfolio
--------------------------------------------------------------------------------
  Institutional Class
           JPMorgan Chase Bank Trustee        56%                0%
           Taylor Companies 401K
           and Profit Sharing Plans
           Kansas City, Missouri

           Trustees of American Century       19%                0%
           P/S & 401K Savings
           Plan & Trust
           Kansas City, Missouri

           Trustees of Hapag-Lloyd            14%                0%
           America Inc
           Svgs Inv Plan & Trust
           Piscataway, New Jersey
--------------------------------------------------------------------------------
  R Class
           MG Trust Company Cust FBO          16%                0%
           Chad Eakin Concrete
           401K Profit Sharing
           Denver, Colorado

           401K RPSA Newark                   16%                0%
           Dental Associates PA 401(K)
           Jeffrey J. Stout
           Landenberg, Pennsylvania

           MG Trust Company as                10%                0%
           Agent for Frontier Trust Co
           as TR Claymore C. Sieck 401K
           Fargo, North Dakota

           MG Trust Company Cust FBO          7%                 0%
           Medical Diagnostic
           Laboratory Inc.
           Denver, Colorado

           MG Trust Company Cust              7%                 0%
           FBO Vista West Engineering
           LLC SAFE HA
           Denver, Colorado

           MG Trust Company Cust              5%                 0%
           FBO Alternative Business
           Furniture 401
           Denver, Colorado
--------------------------------------------------------------------------------
  Advisor Class
           Ohio National Life                 63%                0%
           Insurance Co.
           For Benefit of Separate
           Accounts
           Cincinnati, Ohio

           James B. Anderson TR               17%                0%
           American Chamber or
           Commerce Execut &
           Restated 401K Plan & Trust
           Springfield, Missouri
--------------------------------------------------------------------------------
LIVESTRONG 2035 Portfolio
--------------------------------------------------------------------------------
  Investor Class
           The Chase Manhattan                12%                0%
           Bank NA TR
           Hitachi Employee 401K
           Ret Plan Trust
           New York, New York
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG 2035 Portfolio
--------------------------------------------------------------------------------
  Institutional Class
           Trustees of American              38%                0%
           Century P/S
           & 401K Savings Plan & Trust
           Kansas City, Missouri

           JPMorgan Chase                    16%                0%
           Bank Trustee
           FBO United Business
           Media 401K Plan
           Kansas City, Missouri

           JPMorgan Chase Bank Trustee       12%                0%
           Taylor Companies 401K
           and Profit Sharing Plans
           Kansas City, Missouri

           Trustees of Hapag-Lloyd           12%                0%
           America Inc Svgs Inv
           Plan & Trust
           Piscataway, New Jersey

           JPMorgan Chase                    9%                 0%
           Bank Trustee
           Kearfott Guidance
           & Navigation Corp.
           Deferred Savings Plan
           Kansas City, Missouri

           JPMorgan Chase TR                 7%                 0%
           American Century Executive
           Def Comp Plan Trust
           Kansas City, Missouri

           M L P F & S                       6%                 0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
           Patterson & Co FBO                16%                0%
           Greenwood Mills Thrift Plan
           Charlotte, North Carolina

           MG Trust Company                  14%                0%
           as Agent for
           Frontier Trust Co as TR
           Claymore C Sieck 401K
           Fargo, North Dakota

           MG Trust Company Cust FBO         8%                 0%
           Alternative Business
           Furniture 401K
           Denver, Colorado

           MG Trust Company TR               7%                 0%
           Trachte Channelframe
           Buildings 401
           Denver, Colorado

           MG Trust Company                  7%                 0%
           as Agent for Frontier
           Trust Co as TR
           E&E 401K & Profit
           Sharing Plan
           Fargo, North Dakota

           M L P F & S                       5%                 0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  Advisor Class
           Ohio National Life                57%                0%
           Insurance Co.
           For Benefit of
           Separate Accounts
           Cincinnati, Ohio

           James B. Anderson TR              19%                0%
           American Chamber of
           Commerce Execut
           & Restated 401K Plan & Trust
           Springfield, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
LIVESTRONG 2045 Portfolio
--------------------------------------------------------------------------------
  Investor Class
           The Chase Manhattan               10%                0%
           Bank NA TR
           Hitachi Employee 401K
           Ret Plan Trust
           New York, New York

           JPMorgan Chase as Trustee         7%                 0%
           FBO Key Energy Services
           401K Savings & Retirement PL
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
           JPMorgan Chase Bank Trustee       34%                0%
           Taylor Companies 401K
           and Profit Sharing Plans
           Kansas City, Missouri

           Trustees of American              28%                0%
           Century P/S
           & 401K Savings Plan & Trust
           Kansas City, Missouri

           JP Morgan Chase                   23%                0%
           Bank Trustee
           Kearfott Guidance
           & Navigation Corp
           Deferred Savings Plan
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           M L P F & S                       36%                0%
           Jacksonville, Florida

           MG Trust Company TR               11%                0%
           Bopp-Busch Manufacturing Co.
           Denver, Colorado

           Eric Wootom FBO                   8%                 0%
           EMS Plumbing Heating AC Inc.
           Safe Harbor 401K Plan
           Ridgeland, Mississippi

           MG Trust Company Cust FBO         7%                 0%
           Vista West Engineering LLC
           Safe Harbor
           Denver, Colorado

           MG Trust Company as Agent         5%                 0%
           for Frontier Trust Co as TR
           The Wall Street
           Group Inc. 401K P
           Fargo, North Dakota
--------------------------------------------------------------------------------
   Advisor Class
           Ohio National Life                54%                0%
           Insurance Co.
           For Benefit of Separate
           Accounts
           Cincinnati, Ohio

           GPC Securities Inc.               26%                0%
           For JP Morgan
           Chase Bank FBO
           Beechmont Press Profit
           Sharing & Thrift Plan
           Atlanta, Georgia

           James B. Anderson TR              12%                0%
           American Chamber
           of Commerce
           Execut & Restated
           401K Plan & Trust
           Springfield, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                       PERCENTAGE OF            PERCENTAGE OF
                                       OUTSTANDING              OUTSTANDING
FUND/                                  SHARES OWNED             SHARES OWNED
CLASS            SHAREHOLDER           OF RECORD                BENEFICIALLY(1)
--------------------------------------------------------------------------------
One Choice Portfolio: Very Conservative
--------------------------------------------------------------------------------
  Investor Class
                 None
--------------------------------------------------------------------------------
One Choice Portfolio: Conservative
--------------------------------------------------------------------------------
  Investor Class
                 None
--------------------------------------------------------------------------------
One Choice Portfolio: Moderate
--------------------------------------------------------------------------------
  Investor Class
                 None
--------------------------------------------------------------------------------
One Choice Portfolio: Aggressive
--------------------------------------------------------------------------------
  Investor Class
                 None
--------------------------------------------------------------------------------
One Choice Portfolio: Very Aggressive
--------------------------------------------------------------------------------
  Investor Class
                 None
--------------------------------------------------------------------------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Equity Income
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co., Inc.         22%                0%
           San Francisco, California

           National Financial                 9%                 0%
           Services Corp.
           New York, New York
--------------------------------------------------------------------------------
  Institutional Class
           Fidelity FIIOC TR                  27%                0%
           FBO Certain Employee
           Benefit Plans
           c/o Fidelity Investments
           Covington, Kentucky

           Charles Schwab & Co. Inc.          11%                0%
           San Francisco, California

           JP Morgan Chase TR                 9%                 0%
           Ericsson Capital
           Accumulation and Savings Plan
           Kansas City, Missouri

           UBATCO & Co.                       9%                 0%
           FBO College Savings Plan
           Lincoln, Nebraska

           National Financial                 8%                 0%
           Services LLC
           New York, New York

           Dingle & Co.                       5%                 0%
           c/o Comerica Bank
           Detroit, Michigan
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Equity Income
--------------------------------------------------------------------------------
  C Class
           None
--------------------------------------------------------------------------------
  R Class
           ING Life Insurance                 35%                0%
           and Annuity Co.
           Hartford, Connecticut

           Hartford Life Ins. Co.             23%                0%
           Hartford, Connecticut

           ING National Trust                 13%                0%
           Hartford, Connecticut

           Symetra Investment Services        10%                0%
           Seattle, Washington
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co., Inc.         43%                0%
           San Francisco, California

           Delaware Charter                   6%                 0%
           Guarantee & Trust
           FBO Principal Financial Group
           Des Moines, Iowa
--------------------------------------------------------------------------------
Equity Index
--------------------------------------------------------------------------------
  Investor Class
           Pershing LLC                       11%                0%
           Jersey City, New Jersey
--------------------------------------------------------------------------------
  Institutional Class
           JPMorgan Chase                     12%                0%
           Bank Trustee
           Texas Health Retirement
           Program
           Kansas City, Missouri

           Northwestern Mutual Life           12%                0%
           Milwaukee, Wisconsin

           JPMorgan Chase Bank TR             7%                 0%
           Newell Rubbermaid 401k
           Savings Plan and Trust
           Kansas City, Missouri

           JP Morgan Chase & Co TTEE          6%                 0%
           Perot Systems Corp
           Retirement Saving Plan
           Kansas City, Missouri
--------------------------------------------------------------------------------
Large Company Value
--------------------------------------------------------------------------------
  Investor Class
           Fidelity FIIOC TR                  18%                0%
           FBO Certain Employee
           Benefit Plans
           c/o Fidelity Investments
           Covington, Kentucky

           Saxon & Co.                        6%                 0%
           Philadelphia, Pennsylvania

           JP Morgan Chase                    5%                 0%
           Bank Trustee
           FBO Coca-Cola
           Enterprises, Inc.
           Matched Empl Svgs &
           Investment Plan
           Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Large Company Value
--------------------------------------------------------------------------------
  Institutional Class
          American Century Investment        19%               0%
          Saxon & Co.
          Philadelphia, Pennsylvania

          JPMorgan Chase                     12%               0%
          Bank Trustee
          FBO Toro Co. Investment
          Savings & Employee Stock
          Ownership Plan
          Kansas City, Missouri

          Mercer Trust Co TR                 9%                0%
          FBO Kinder Morgan Inc.
          Savings Plan
          Norwood, Massachusetts

          JPMorgan Chase                     7%                0%
          Bank Trustee
          Taylor Companies 401k
          and Profit Sharing Plans
          Kansas City, Missouri

          JPMorgan Chase as Trustee          7%                0%
          FBO HP Hood LLC
          Retirement Savings Plan
          Kansas City, Missouri

          JP Morgan Chase                    6%                0%
          Bank Trustee
          FBO Clarian Health Partners
          Defined Contribution Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co., Inc.         69%               0%
          San Francisco, California

          HUBCO Regions Financial            5%                0%
          Corporation
          Birmingham, Alabama
--------------------------------------------------------------------------------
  B Class
          M L P F & S                        8%                0%
          Jacksonville, Florida
--------------------------------------------------------------------------------
  C Class
          M L P F & S                        59%               0%
          Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
          ING Life Insurance and             68%               0%
          Annuity Co.
          Hartford, Connecticut

          ING National Trust                 16%               0%
          Hartford, Connecticut

          Hartford Life Ins. Co.             11%               0%
          Hartford, Connecticut
--------------------------------------------------------------------------------
  Advisor Class
          TransAmerica Life Insurance        13%               0%
          Company
          Cedar Rapids, Iowa

          Nationwide Insurance Co. Trust     12%               0%
          Columbus, Ohio

          American Century Serv. Corp.       9%                0%
          Schwab Moderately Aggressive
          Large Co. Value
           Advisor Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Large Company Value
--------------------------------------------------------------------------------
  Advisor Class
           American Century Serv. Corp.       8%                 0%
           Schwab Aggressive Large
           Co. Value Advisor Omnibus
           Kansas City, Missouri

           American United Life               7%                 0%
           Group Retirement Annuity II
           Indianapolis, Indiana

           National Financial                 6%                 0%
           Services LLC
           New York, New York

           Saxon & Co.                        6%                 0%
           Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
Mid Cap Value
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co Inc.           6%                 0%
           San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
           Trustees of American Century       37%                0%
           P/S & 401k Savings
           Plan & Trust
           Kansas City, Missouri

           Rockhurst University               28%                0%
           Endowment Fund
           Kansas City, Missouri

           UBS Securities LLC                 26%                0%
           Stamford, Connecticut

           JPMorgan Chase TR                  7%                 0%
           American Century Executive
           Def Comp Plan Trust
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           GPC Agent For MFS                  25%                0%
           Heritage Trust Co FBO
           USU Charter FCU
           401K EE Ret PL SVG
           Atlanta, Georgia

           GPC Agent For MFS                  22%                0%
           Heritage Trust Co FBO
           Electric Pump Inc 401(K) Plan
           Atlanta, Georgia

           MG Trust Company Cust FBO          11%                0%
           Eastwood Insurance Services
           Denver, Colorado

           DCGT Trustee & Or Custodian        8%                 0%
           FBO Principal Financial
           Group Omnibus Qualified
           Des Moines, Iowa

           MG Trust Company Cust              7%                 0%
           FBO Stubbs Muldrow Herin
           Architects Inc.
           Denver, Colorado
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co., Inc.         70%                0%
           San Francisco, California

           Commerce Trust                     8%                 0%
           Kansas City, Missouri

           Fifth Third Bank                   7%                 0%
           TTEE FBO Van Dorn
           DeMag Corp
           Cincinnati, Ohio
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS       SHAREHOLDER                      OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
NT Large Company Value
--------------------------------------------------------------------------------
  Institutional Class
            American Century Serv Port       35%                 35%
            LIVESTRONG(TM)
            2025 Portfolio
            NT Large Company
            Value Omnibus
            Kansas City, Missouri

            American Century Serv Corp       23%                 23%
            LIVESTRONG(TM)
            2015 Portfolio
            NT Large Company
            Value Omnibus
            Kansas City, Missouri

            American Century Serv Corp       20%                 20%
            LIVESTRONG(TM)
            2035 Portfolio
            NT Large Company
            Value Omnibus
            Kansas City, Missouri

            American Century Serv Corp       14%                 14%
            LIVESTRONG(TM)
            2045 Portfolio
            NT Large Company
            Value Omnibus
            Kansas City, Missouri

            American Century Serv Corp       8%                  8%
            LIVESTRONG(TM)
            Income Portfolio
            NT Large Company
            Value Omnibus
            Kansas City, Missouri
--------------------------------------------------------------------------------
NT Mid Cap Value
--------------------------------------------------------------------------------
  Institutional Class
            American Century Serv Port       33%                 33%
            LIVESTRONG
            2025 Portfolio
            NT Mid Cap Value Omnibus
            Kansas City, Missouri

            American Century Serv Corp       24%                 24%
            LIVESTRONG(TM)
            2015 Portfolio
            NT Mid Cap Value Omnibus
            Kansas City, Missouri

            American Century Serv Corp       22%                 22%
            LIVESTRONG(TM)
            2035 Portfolio
            NT Mid Cap Value Omnibus
            Kansas City, Missouri

            American Century Serv Corp       15%                 15%
            LIVESTRONG(TM)
            2045 Portfolio
            NT Mid Cap Value Omnibus
            Kansas City, Missouri

            American Century Serv Corp       6%                  6%
            LIVESTRONG(TM)
            Income Portfolio
            NT Mid Cap Value Omnibus
            Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Real Estate
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.         11%               0%
          San Francisco, California

          ICMA Retirement Trust-NAV          10%               0%
          Washington, D.C.

          Trustees of the ICMA               5%                0%
          Retirement Trust
          Washington, D.C.

          National Financial                 5%                0%
          Services Corp.
          New York, New York
--------------------------------------------------------------------------------
  Institutional Class
          FIIOC c/o Fidelity Investments     74%               0%
          Covington, Kentucky

          State Street Bank                  6%                0%
          & Trust Co TTEE
          FBO Towers Perrin
          Deferred PSP
          Westwood, Massachusetts
--------------------------------------------------------------------------------
  Advisor Class
          Charles Schwab & Co., Inc.         29%               0%
          San Francisco, California

          Nationwide Trust Co. FSB           11%               0%
          Columbus, Ohio

          American United Life Group         9%                0%
          Retirement Annuity II
          Indianapolis, Indiana

          The Guardian Insurance &           8%                0%
          Annuity Company Inc.
          Bethlehem, Pennsylvania

          Reliance Trust Company             5%                0%
          TR FBO NAV Plans
          Greenwood Village, Colorado
--------------------------------------------------------------------------------
Small Cap Value
--------------------------------------------------------------------------------
  Investor Class
          Delaware Charter Guar              9%                0%
          & TR Co. Cust FBO
          Principal Financial Group
          Des Moines, Iowa

          Charles Schwab & Co., Inc.         7%                0%
          San Francisco, California

          Amer United Life                   7%                0%
          Ins  Co. Group
          Retirement Annuity
          Sep Acct II
          Indianapolis, Indiana
--------------------------------------------------------------------------------
  Institutional Class
          Fidelity FIIOC TR                  32%               0%
          FBO Certain Employee
          Benefit Plans
          c/o Fidelity Investments
          Covington, Kentucky

          MLPF&S                             12%               0%
          Jacksonville, Florida

          JPMorgan Chase Bank                6%                0%
          Trustee St. Jude Medical
          Inc. PS Employee
          Savings Plan & Trust
          Kansas City, Missouri

          JPMorgan Chase & Co                5%                0%
          TTEE Perot Systems Corp
          Retirement Savings Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Small Cap Value
--------------------------------------------------------------------------------
  C Class
          None
--------------------------------------------------------------------------------
  Advisor Class
          Nationwide Trust                   25%               0%
          Company FSB
          Columbus, Ohio

          Hartford Life                      16%               0%
          Insurance Company
          Hartford, Connecticut

          Delaware Charter                   13%               0%
          Guarantee & Trust
          FBO Principal Financial Group
          Des Moines, Iowa

          TransAmerica Life                  7%                0%
          Insurance Company
          Cedar Rapids, Iowa

          Saxon & Co.                        6%                0%
          Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------
  Investor Class
          None
--------------------------------------------------------------------------------
  Institutional Class
          JPMorgan Chase                     45%               0%
          Bank Trustee
          Bosch Savings Incentive Plan
          Kansas City, Missouri

          State Street Bank & Trust TR       12%               0%
          Lowes 401k Plan
          Westwood, Massachusetts

          JP Morgan Chase                    11%               0%
          Bank Trustee
          Black & Veatch Employee
          Savings Plan
          Kansas City, Missouri

          Trustees of American  Century      7%                0%
          P/S & 401k Savings
          Plan & Trust
          Kansas City, Missouri

          JP Morgan Chase                    5%                0%
          Bank Trustee
          FBO Astellas US Retirement
          and Savings Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co., Inc.         54%               0%
          San Francisco, California

          FIIOC FBO Lindsay                  6%                0%
          Manufacturing
          Covington, Kentucky
--------------------------------------------------------------------------------
  B Class
          None
--------------------------------------------------------------------------------
  C Class
          MLPF&S, Inc.                       18%               0%
          Jacksonville, Florida
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                               PERCENTAGE OF     PERCENTAGE OF
                                               OUTSTANDING       OUTSTANDING
FUND/                                          SHARES OWNED      SHARES OWNED
CLASS        SHAREHOLDER                       OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------
  R Class
             Trustlynx & Co.                   70%               0%
             Denver, Colorado

             Massachusetts Mutual              18%               0%
             Life Insurance
             Springfield, Massachusetts

             KCB Services and Company          6%                0%
             FBO Jerry Austin Quads
             Trust Company
             Frederick, Maryland
--------------------------------------------------------------------------------
  Advisor Class
             Nationwide Trust Company FSB      14%               0%
             Columbus, Ohio

             Delaware Charter                  10%               0%
             Guarantee & Trust
             FBO Principal Financial Group
             Des Moines, Iowa

             Nationwide Insurance              10%               0%
             Company QPVA
             Columbus, Ohio

             James B. Anderson TR              9%                0%
             American Chamber of
             Commerce Execut. &
             Restated 401k Plan & Trust
             Springfield, Missouri

             Reliance Trust Company            7%                0%
             TR FBO MetLife NAV Plans
             Greenwood Village, Colorado
--------------------------------------------------------------------------------

AMERICAN CENTURY GROWTH FUNDS, INC.

                                              PERCENTAGE OF    PERCENTAGE OF
                                              OUTSTANDING      OUTSTANDING
FUND/                                         SHARES OWNED     SHARES OWNED
CLASS    SHAREHOLDER                          OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
Legacy Focused Large Cap
--------------------------------------------------------------------------------
  Investor Class
         Harold S. Bradley and Kathryn        17%              17%
         Andrasik-Bradley JT WROS
         Leawood, Kansas

         American Century Investment          15%              15%
         Management, Inc.
         Kansas City, Missouri

         I.R.A. -- Rollover                   13%              13%
         Robert T. Jackson
         Naples, Florida
--------------------------------------------------------------------------------
  Institutional Class
         Evangelical Covenant Church          31%              0%
         Retirement Plan
         Chicago, Illinois

         Covenant Ministries of               31%              0%
         Benevolence
         Chicago, Illinois

         Rockhurst University                 28%              0%
         Endowment Fund
         Kansas City, Missouri

         American Century Investment          10%              10%
         Management, Inc.
         Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
         American Century Investment          99.37%           99.37%
         Management, Inc.
         Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
         American Century Investment          93%              93%
         Management, Inc.
         Kansas City, Missouri

         Pershing LLC                         7%               0%
         Jersey City, New Jersey
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Legacy Large Cap
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment       19%                19%
           Management, Inc.
           Kansas City, Missouri

           I.R.A. Rollover Ding --
           Jen Lee                           10%                10%
           Columbia, Maryland

           Michael Shih &                    6%                 0%
           Ling T Shih Trustee
           Ling T Shih MD PC
           Pension Trust
           Midland, Michigan
--------------------------------------------------------------------------------
  Institutional Class
           American Century Investment       100%               100%
            Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment       98.79%             98.79%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           American Century Investment       100%               100%
            Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Legacy Multi Cap
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment       11%                11%
           Management, Inc.
           Kansas City, Missouri

           Michael Shih &                    5%                 0%
           Ling T Shih Trustee
           Ling T Shih MD PC
           Pension Trust
           Midland, Michigan
--------------------------------------------------------------------------------
  Institutional Class
           American Century Investment       100%               100%
            Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment       99%                99%
            Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           American Century Investment       80%                80%
            Management, Inc.
           Kansas City, Missouri

           Pershing LLC                      20%                0%
           Jersey City, New Jersey
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

AMERICAN CENTURY MUTUAL FUNDS, INC.
                                               PERCENTAGE OF     PERCENTAGE OF
                                               OUTSTANDING       OUTSTANDING
FUND/                                          SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                          OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Balanced
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.           6%                0%
          San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
          National Financial Services LLC      67%               0%
          New York, New York

          Trustees of American Century         33%               0%
          Mutual Funds Indep
          Directors Def Comp Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
          Charles Schwab & Co., Inc.           14%               0%
          San Francisco, California

          MLPF&S, Inc.                         10%               0%
          Jacksonville, Florida

          Mitra & Co Exp M&I Trust             9%                0%
          Company NA
          Milwaukee, Wisconsin

          Delaware Charter                     8%                0%
          Guarantee & Trust
          Des Moines, Iowa

          National Financial  Services LLC     6%                0%
          New York, New York
--------------------------------------------------------------------------------
Capital Growth
--------------------------------------------------------------------------------
  Investor Class
          National Financial Services Corp     55%               0%
          New York, New York

          American Century Investment          32%               32%
          Management, Inc.
          Kansas City, Missouri

          Charles Schwab & Co                  11%               0%
          San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
          American Century Investment          100%              100%
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
          American Century Investment          14%               14%
          Management, Inc.
          Kansas City, Missouri

          Charles Schwab & Co., Inc.           11%               0%
          San Francisco, California

          American Enterprise                  8%                0%
          Investment Svcs
          Minneapolis, Minnesota

          M L P F & S                          8%                0%
          Jacksonville, Florida

          American Enterprise                  7%                0%
          Investment Svcs
          Minneapolis, Minnesota
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Capital Growth
--------------------------------------------------------------------------------
  B Class
           American Century Investment        38%                38%
           Management, Inc.
           Kansas City, Missouri

           LPL Financial Services             9%                 0%
           San Diego, California

           Bear Stearns Securities Corp.      5%                 0%
           Brooklyn, New York
--------------------------------------------------------------------------------
  C Class
           American Century Investment        46%                46%
           Management, Inc.
           Kansas City, Missouri

           AG Edwards & Sons Inc.             20%                0%
           FBO RRF Investments LLC
           St. Louis, Missouri

           M L P F & S Inc.                   12%                0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
           American Century Investment        100%               100%
            Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Capital Value
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co., Inc.         30%                0%
           San Francisco, California

           Saxon & Co                         10%                0%
           Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
  Institutional Class
           Charles Schwab & Co., Inc.         51%                0%
           San Francisco, California

           Saxon & Co.                        46%                0%
           Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
  Advisor Class
           Nationwide Trust Company           70%                0%
           Columbus, Ohio

           Charles Schwab & Co., Inc.         21%                0%
           San Francisco, California

           National Financial                 6%                 0%
           Services Corp
           New York, New York
--------------------------------------------------------------------------------
Focused Growth
--------------------------------------------------------------------------------
  Investor Class
           National Financial                 7%                 0%
           Services LLC
           New York, New York
--------------------------------------------------------------------------------
Fundamental Equity
--------------------------------------------------------------------------------
  Investor Class
           National Financial                 69%                0%
           Services Corp
           New York, New York

           M L P F & S                        7%                 0%
           Jacksonville, Florida
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Fundamental Equity
--------------------------------------------------------------------------------
  Institutional Class
           Mori & Co                         87%                0%
           Kansas City, Missouri

           American Century Investment       13%                13%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
           Charles Schwab & Co., Inc.        75%                0%
           San Francisco, California
--------------------------------------------------------------------------------
  B Class
           MLPF&S Inc.                       20%                0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  C Class
           MLPF&S Inc.                       36%                0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
           GPC Agent for MFS Heritage        66%                0%
           Trust Co Northside
           Ford 401K Plan
           Atlanta, Georgia

           401(K) RPSA                       10%                0%
           Newark Dental Associates
           PA 401(K) Kevin F. Roberts
           Kennett Square, Pennsylvania

           American Century Investment       8%                 8%
           Management, Inc.
           Kansas City, Missouri

           401(K) RPSA Newark Dental         7%                 0%
           Associates PA
           401(K) Jennifer L. Ely
           Newark, Delaware
--------------------------------------------------------------------------------
Giftrust
--------------------------------------------------------------------------------
  Investor Class
           None
--------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------
  Investor Class
           None
--------------------------------------------------------------------------------
  Institutional Class
           State Street Bank TR              76%                0%
           Lockheed Martin Co
           Defined Contributions
           Plans Master Trust
           Westwood, Massachusetts

           JP Morgan Chase Bank TTEE         6%                 0%
           Avon Personal Savings
           Account Plan Trust
           New York, New York
--------------------------------------------------------------------------------
  C Class
           Pershing LLC                      20%                0%
           Jersey City, New Jersey
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------
  R Class
           ING Life Insurance                 80%                0%
           and Annuity Co
           Hartford, Connecticut

           MLPF&S, Inc.                       18%                0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co., Inc.         13%                0%
           San Francisco, California

           Nationwide Trust                   12%                0%
           Company FSB
           Columbus, Ohio
--------------------------------------------------------------------------------
Heritage
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co., Inc.         6%                 0%
           San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
           Chase Manhattan Bank Trustee       57%                0%
           The BOC Group Inc.
           Savings Investment Plan Trust
           New York, New York

           Trustees of American Century       21%                0%
           P/S & 401(k) Savings
           Plan & Trust
           Kansas City, Missouri

           State Street Bank                  8%                 0%
           & Trust Trustee
           AFP Habitat
           North Quincy, Massachusetts

           JPMorgan Chase Bank Trustee        7%                 0%
           Fitch Inc 401K Plan and Trust
           Kansas City, Missouri

           National Financial                 5%                 0%
           Services Corp
           New York, New York
--------------------------------------------------------------------------------
  C Class
           None
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co., Inc.         45%                0%
           San Francisco, California
--------------------------------------------------------------------------------
Mid Cap Growth
--------------------------------------------------------------------------------
  Investor Class
           Richard E. Thomas                  12%                0%
           & Betty N. Thomas TR
           Thomas Family Trust
           Pasadena, California

           Geroge E. Robak                    10%                10%
           Greenfield, Wisconsin

           Pershing LLC                       10%                0%
           Jersey City, New Jersey

           Robert J. Berdan                   8%                 8%
           Brown Deer, Wisconsin

           Paulette A. Getschman              5%                 5%
           Greenfield, Wisconsin
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Mid Cap Growth
--------------------------------------------------------------------------------
  Institutional Class
           Northwestern Mutual Life          58%                0%
           Milwaukee, Wisconsin

           Maroon Inc.                       42%                0%
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------
  A Class
           John Hancock Life Ins Co USA      5%                 0%
           Boston, Massachusetts
--------------------------------------------------------------------------------
  B Class
           None
--------------------------------------------------------------------------------
  C Class
           Pershing LLC                      41%                0%
           Jersey City, New Jersey

           Scottrade Inc.                    40%                0%
           FBO Lawrence J. Collen
           St. Louis, Missouri

           Scottrade Inc                     10%                10%
           FBO John J. Harrison IRA
           St. Louis, Missouri
--------------------------------------------------------------------------------
  R Class
           401(K) RPSA                       25%                0%
           Newark Dental Associates
           PA 401(K) Camilla C. Riley
           Newark, Delaware

           401(K) RPSA                       25%                0%
           Newark Dental Associates
           PA 401(K) Esther A. Lane
           Wilmington, Delaware

           American Century Investment       22%                22%
           Management, Inc.
           Kansas City, Missouri

           401(K) RPSA                       12%                0%
           Newark Dental Associates
           PA 401(K) Kevin F. Roberts
           Kennett Square, Pennsylvania

           401(K) RPSA                       11%                0%
           Newark Dental Associates
           PA 401(K) Janice Bates
           Hockessin, Delaware

           401(K) RPSA                       5%                 0%
           Newark Dental Associates
           PA 401(K) Jennifer L. Ely
           Newark, Delaware
--------------------------------------------------------------------------------
New Opportunities
--------------------------------------------------------------------------------
  Investor Class
           Trustees of American              8%                 0%
           Century Profit
           Sharing and 401K
           Savings Plan & Trust
           Kansas City, Missouri
--------------------------------------------------------------------------------
New Opportunities II
--------------------------------------------------------------------------------
  Investor Class
           LeRoy C. Kopp                     26%                26%
           Edina, Minnesota

           Kopp Holding Company              12%                0%
           Edina, Minnesota

           Patterson & Co                    7%                 0%
           Charlotte, North Carolina
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                      OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
New Opportunities II
--------------------------------------------------------------------------------
  Institutional Class
           None
--------------------------------------------------------------------------------
  A Class
           Charles Schwab & Co., Inc.       38%                0%
           San Francisco, California
--------------------------------------------------------------------------------
  B Class
           None
--------------------------------------------------------------------------------
  C Class
           MLPF&S Inc.                      16%                0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
NT Growth
--------------------------------------------------------------------------------
  Institutional Class
            American Century Serv Port      37%                37%
           LIVESTRONG(TM) 2025
           Portfolio NT Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp       23%                23%
           LIVESTRONG(TM) 2035
           Portfolio NT Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp       19%                19%
           LIVESTRONG(TM) 2015
           Portfolio NT Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp       16%                16%
           LIVESTRONG(TM) 2045
           Portfolio NT Growth Omnibus
           Kansas City, Missouri

           American Century Serv Corp       5%                 5%
           LIVESTRONG(TM) Income
           Portfolio NT Growth Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
NT Vista
--------------------------------------------------------------------------------
  Institutional Class
           American Century Serv Port       34%                34%
           LIVESTRONG(TM) 2025
           Portfolio NT Vista Omnibus
           Kansas City, Missouri

           American Century Serv Corp       24%                24%
           LIVESTRONG(TM) 2035
           Portfolio NT Vista Omnibus
           Kansas City, Missouri

           American Century Serv Corp       20%                20%
           LIVESTRONG(TM) 2015
           Portfolio NT Vista Omnibus
           Kansas City, Missouri

           American Century Serv Corp       17%                17%
           LIVESTRONG(TM) 2045
           Portfolio NT Vista Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Select
--------------------------------------------------------------------------------
  Investor Class
           None
--------------------------------------------------------------------------------
  Institutional Class
           Northwestern Mutual Life           53%                0%
           Milwaukee, Wisconsin

           Maroon Inc.                        31%                0%
           Milwaukee, Wisconsin

           Washington Public                  7%                 0%
           Power Supply
           Systems 401K
           Deferred Comp Plan
           New York, New York
--------------------------------------------------------------------------------
  A Class
           Charles Schwab & Co., Inc.         34%                0%
           San Francisco, California
--------------------------------------------------------------------------------
  B Class
           None
--------------------------------------------------------------------------------
  C Class
           MLPF&S Inc.                        16%                0%
           Jacksonville, Florida

           Citigroup Global Markets Inc.      7%                 0%
           New York, New York
--------------------------------------------------------------------------------
  R Class
           American Century Investment        97%                97%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           UMB Bank NA                        36%                0%
           Fiduciary for Various
           Deferred Accounts
           Topeka, Kansas

           MG Trust Company Cust FBO          13%                0%
           Rosen Hotels & Resorts Inc
           Denver, Colorado

           UMB Bank NA                        13%                0%
           Fiduciary for Tax
           Deferred Accounts
           Topeka, Kansas

           Security Benefit Life              10%                0%
           Insurance Co.
           Topeka, Kansas

           Saxon & Co                         8%                 0%
           Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
Small Cap Growth
--------------------------------------------------------------------------------
  Investor Class
           Prudential Investment              53%                0%
           MGMT SVC
           Newark, New Jersey

           William A. McIntosh                29%                29%
           Kenilworth, Illinois
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Small Cap Growth
--------------------------------------------------------------------------------
  Institutional Class
          Patterson & Co Omnibus              62%               0%
          Cash/Cash
          Charlotte, North Carolina

          Patterson & Co Omnibus              32%               0%
          Cash/Reinvest
          Charlotte, North Carolina

          Patterson & Co Omnibus              6%                0%
          Reinvest/Reinvest
          Charlotte, North Carolina
--------------------------------------------------------------------------------
  A Class
          None
--------------------------------------------------------------------------------
  B Class
          None
--------------------------------------------------------------------------------
  C Class
          Pershing LLC                        51%               0%
          Jersey City, New Jersey

          MG Trust Company Cust FBO           18%               0%
          E. Miller and Associates, Inc.
          Denver, Colorado
--------------------------------------------------------------------------------
  R Class
          American Century Investment         76%               76%
          Management, Inc.
          Kansas City, Missouri

          Pediatric Dentistry PC PS TR        23%               0%
          401K Jennifer A. Brown
          W Bountiful, Utah
--------------------------------------------------------------------------------
Ultra
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.          6%                0%
          San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
          JP Morgan Chase                     18%               0%
          Bank Trustee
          Bosch Savings Incentive Plan
          Kansas City, Missouri

          JP Morgan Chase TR                  14%               0%
          The Interpublic Group
          of Companies Inc.
          Savings Plan Trust
          New York, New York

          Nationwide Trust Company            10%               0%
          FBO Participating
          Retirement Plans TPA-NTC
          Columbus, Ohio

          Northern Trust Co TR                9%                0%
          Goodyear Tire & Rubber
          Company 401K Plan Trust
          Chicago, Illinois

          FIIOC c/o Fidelity Investments      7%                0%
          Covington, Kentucky

          Wells Fargo Bank NA FBO             6%                0%
          BAE 401K-American
          Century Ultra
          Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
          Boone County National Bank Cust     9%                0%
          FBP MO Bar 457(B) Plan
          Columbia, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Ultra
--------------------------------------------------------------------------------
  R Class
           ING Life Insurance                 34%                0%
           and Annuity Co.
           Hartford, Connecticut

           Massachusetts Mutual               19%                0%
           Life Insurance
           Springfield, Massachusetts

           Hartford Life Ins Co               14%                0%
           Hartford, Connecticut

           Symetra Investment Services        14%                0%
           Seattle, Washington

           ING National Trust                 6%                 0%
           Hartford, Connecticut

           M L P F & S                        6%                 0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  Advisor Class
           Nationwide Trust Company           18%                0%
           Columbus, Ohio

           Charles Schwab & Co., Inc.         9%                 0%
           San Francisco, California

           ING Life Insurance                 6%                 0%
           and Annuity Co
           Hartford, Connecticut

           PRIAC as Trustee/Custodian         6%                 0%
           For Various Retirement Plans
           Kansas City, Missouri
--------------------------------------------------------------------------------
Veedot
--------------------------------------------------------------------------------
  Investor Class
           None
--------------------------------------------------------------------------------
  Institutional Class
           Trustees of American Century       61%                0%
           P/S& 401K Savings
           Plan & Trust
           Kansas City, Missouri

           American Century Investment        29%                29%
           Management, Inc.
           Kansas City, Missouri

           JPMorgan Chase TR                  6%                 0%
           American Century Executive
           Deferred Comp Plan Trust
           Kansas City, Missouri
--------------------------------------------------------------------------------
Vista
--------------------------------------------------------------------------------
  Investor Class
           John Hancock Life Ins Co. USA      8%                 0%
           Toronto, Ontario
--------------------------------------------------------------------------------
  Institutional Class
           Delaware Charter                   25%                0%
           Guarantee & Trust
           Des Moines, Iowa
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Vista
--------------------------------------------------------------------------------
  Institutional Class
          Trustees of American                16%               0%
          Century P/S
          and 401K Savings Plan and Trust
          Kansas City, Missouri

          The Chase Manhattan                 13%               0%
          Bank NA TR
          Worldspan Retirement
          Savings Plan & Trust
          New York, New York

          JP Morgan Chase                     9%                0%
          Bank Trustee
          Black & Veatch Employee
          Savings Plan
          Kansas City, Missouri

          JP Morgan Chase Bank                9%                0%
          Trustee FBO
          Astellas US Retirement
          and Savings Plan
          Kansas City, Missouri
--------------------------------------------------------------------------------
  C Class
          Delaware Charter                    9%                0%
          Guarantee & Trust
          FBO Principal Financial
          Group Omnibus Qualified
          Des Moines, Iowa

          Delaware Charter                    8%                0%
          Guarantee & Trust
          FBO Various Qualified Plans
          Des Moines, Iowa
--------------------------------------------------------------------------------
  R Class
          MG Trust Company Cust FBO           62%               0%
          Eastwood Insurance Services
          Denver, Colorado

          GPC Agent for MFS Heritage          12%               0%
          Trust Co FBO Western Mass
          Endodontics PC Plan
          Atlanta, Georgia

          MG Trust Company as Agent           9%                0%
          For Frontier Trust Co
          as Tr Land Dimensions
          Engineering 401K
          Fargo, North Dakota

          GPC Agent for MFS                   6%                0%
          Heritage Trust Co
          FBO Clawson
          Communications Inc. Plan
          Atlanta, Georgia
--------------------------------------------------------------------------------
  Advisor Class
          Trustar/Delaware Charter            13%               0%
          FBO Principal Financial Group
          Wilmington, Delaware

          Charles Schwab & Co., Inc.          11%               0%
          San Francisco, California

          Oklahoma Public Employees           10%               0%
          Retirement System
          Board of Trustees
          FBO OK State Employees
          Def Comp Plan
          Greenwood Village, Colorado

          Delaware Charter                    7%                0%
          Guarantee & Trust
          FBO Various Qualified Plans
          Des Moines, Iowa

          Transamerica Life                   7%                0%
          Insurance Company
          Cedar Rapids, Iowa
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

                                               PERCENTAGE OF    PERCENTAGE OF
                                               OUTSTANDING      OUTSTANDING
FUND/                                          SHARES OWNED     SHARES OWNED
CLASS       SHAREHOLDER                        OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Allocation: Conservative
--------------------------------------------------------------------------------
  Investor Class
            JPMorgan Chase Bank Trustee        7%               0%
            Andersen Corporation
            Employees 401k Plan
            Kansas City, Missouri

            The Guardian Insurance             6%               0%
            & Annuity Company, Inc.
            Bethlehem, Pennsylvania

--------------------------------------------------------------------------------
  Institutional Class
            State Street Corp Trustee          88%              0%
            FBO Hallmark Cards Inc.
            Westwood, Massachusetts
--------------------------------------------------------------------------------
  A Class
            Charles Schwab & Co.               55%              0%
            San Francisco, California

            FIIOC FBO National Polymers        8%               0%
            LLC Profit Sharing Plan
            Covington, Kentucky
--------------------------------------------------------------------------------
  B Class
            M L P F & S Inc.                   7%               0%
            Jacksonville, Florida`
--------------------------------------------------------------------------------
  C Class
            M L P F & S Inc.                   38%              0%
            Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
            MG Trust Co. Cust FBO Craft        65%              0%
            Turf Farms Ret PL
            Denver, Colorado

            MG Trust Company Cust. FBO         11%              0%
            Eastwood Insurance Services
            Denver, Colorado

            MG Trust Company Cust.             9%               0%
            FBO Russell Newman 401K
            Denver, Colorado

            Counsel Trust DBA Mid Atlantic     5%               0%
            Trust Company FBO
            Newborn Specialists
            of Tulsa 401K Profit
            Sharing Plan & Trust
            Pittsburgh, Pennsylvania
--------------------------------------------------------------------------------
  Advisor Class
            Saxon & Co.                        27%              0%
            Philadelphia, Pennsylvania

            Reliance Trust Company TR          18%              0%
            TR Metlife NAV Plans
            Greenwood Village, Colorado

            Charles Schwab & Co., Inc.         5%               0%
            San Francisco, California
--------------------------------------------------------------------------------
Strategic Allocation: Moderate
--------------------------------------------------------------------------------
  Investor Class
            None
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Allocation: Moderate
--------------------------------------------------------------------------------
  Institutional Class
           State Street Corp Trustee         26%                0%
           FBO Hallmark Cards Inc
           Westwood, Massachusetts

           Maroon Inc.                       21%                0%
           Milwaukee, Wisconsin

           Chase Manhattan                   9%                 0%
           Bank Trustee
           The BOC Group Inc. Savings
           Investment Plan Trust
           New York, New York

           JPMorgan Chase  Bank              5%                 0%
           Trustee Crown Equipment
           Corporation 401(K)
           Retirement Savings Plan
           New York, New York

           JPMorgan Chase                    5%                 0%
           Bank Trustee
           Pennzoil Quaker State Co.
           Savings and Investment Plan
           Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
           Charles Schwab & Co., Inc.        29%                0%
           San Francisco, California
--------------------------------------------------------------------------------
  B Class
           M L P F & S Inc.                  6%                 0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  C Class
           M L P F & S Inc.                  21%                0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
           MG Trust Co Cust                  14%                0%
           FBO Craft Turf Farms Ret Pl
           Denver, Colorado

           401(K) RPSA Newark Dental         12%                0%
           Associates PA 401(K)
           Joseph M Chou
           Newark, Delaware

           401(K) RPSA Newark Dental         11%                0%
           Associates PA 401(K)
           William H. Ralston
           Newark, Delaware

           401(K) RPSA Newark Dental         10%                0%
           Associates PA 401(K)
           Edmond B. Stout
           Newark, Delaware

           401(K) RPSA Newark Dental         7%                 0%
           Associates PA 401(K)
           Kevin F. Roberts
           Kennett Square, Pennsylvania

           Counsel Trust DBA Mid             5%                 0%
           Atlantic Trust Company
           FBO Newborn Specialists of
           Tulsa 401(K) Profit Sharing
           Plan & Trust
           Pittsburgh, Pennsylvania

           MG Trust Cust FBO                 5%                 0%
           Natren Inc.
           401K Profit Sharing Plan
           Denver, Colorado
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                               PERCENTAGE OF     PERCENTAGE OF
                                               OUTSTANDING       OUTSTANDING
FUND/                                          SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                          OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Allocation: Moderate
--------------------------------------------------------------------------------
  Advisor Class
          Saxon and Co.                        32%               0%
          Philadelphia, Pennsylvania

          Reliance Trust  Company              11%               0%
          TR FBO Metlife NAV Plans
          Greenwood Village, Colorado

          Charles Schwab & Co., Inc.           7%                0%
          San Francisco, California
--------------------------------------------------------------------------------
Strategic Allocation: Aggressive
--------------------------------------------------------------------------------
  Investor Class
          American United Life Ins. Co.        5%                0%
          Group Retirement Annuity II
          Indianapolis, Indiana

          Union Bank TR Nominee FBO            5%                0%
          Select Benefit Omnibus
          San Diego, California
--------------------------------------------------------------------------------
  Institutional Class
          State Street Corp Trustee            28%               0%
          FBO Hallmark Cards Inc
          Westwood, Massachusetts

          JPMorgan Chase Bank Trustee          15%               0%
          St. Jude Medical Inc.
          PS Employee Savings
          Plan and Trust
          Kansas City, Missouri

          Chase Manhattan                      7%                0%
           Bank Trustee
          The BOC Group Inc.
          Savings Investment Plan Trust
          New York, New York

          JPMorgan Chase Bank Trustee          7%                0%
          Fitch Inc. 401(K) Plan and Trust
          Kansas City, Missouri

          JPMorgan Chase Bank Trustee          7%                0%
          Sypris Retirement Savings Plan
          Kansas City, Missouri

          Chase Manhattan                      7%                0%
          Bank NA TTEE
          The Reynolds and Reynolds Co
          401(K) Savings Plan Trust
          New York, New York

          Trustlynx & Co                       7%                0%
          Denver, Colorado

          Trustees of Valassis Employees       6%                0%
          Retirement Savings Plan
          Livonia, Michigan
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                               PERCENTAGE OF     PERCENTAGE OF
                                               OUTSTANDING       OUTSTANDING
FUND/                                          SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                          OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Strategic Allocation: Aggressive
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co., Inc.           57%               0%
          San Francisco, California
--------------------------------------------------------------------------------
  B Class
          None
--------------------------------------------------------------------------------
  C Class
          M L P F & S Inc.                     15%               0%
          Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
          Pediatric Dentistry PC PS TR         34%               0%
          401K Dale S. Hibbert
          Salt Lake, Utah

          MG Trust Co CUST FBO Craft           19%               0%
          Turf Farms Ret PL
          Denver, Colorado

          A S T Trust Company Trustee          10%               0%
          FBO Texas Retina Assoc
          Retirement Plan
          Phoenix, Arizona

          MG Trust Company Cust                9%                0%
          FBO Russell Newman 401K
          Denver, Colorado

          Trustees of Pediatric Dentistry      8%                0%
          PC Match Forfeiture Account
          Layton, Utah
--------------------------------------------------------------------------------
  Advisor Class
          Saxon and Co.                        29%               0%
          Philadelphia, Pennsylvania

          Reliance Trust                       13%               0%
          Company TR FBO Metlife
          NAV Plans & Savings
          Greenwood Village, Colorado

          Charles Schwab & Co., Inc.           11%               0%
          San Francisco, California

          Metropolitan Life CO/SA-ENTP         5%                0%
          ENTP-American Century
          STRT AIIOC AG
          Greenwood Village, Colorado
--------------------------------------------------------------------------------
Newton
--------------------------------------------------------------------------------
  Investor Class
          American Century Investment          19%               19%
          Management, Inc.
          Kansas City, Missouri

          James E. Stowers III TR              8%                0%
          Shawnee Mission, Kansas
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
VP Balanced
--------------------------------------------------------------------------------
  Class I
          Nationwide Insurance Company        40%               0%
          Columbus, Ohio

          Symetra Financial Services          17%               0%
          Bellevue, Washington

          Lincoln National Life Insurance     14%               0%
          Fort Wayne, Indianna
          Lincoln Life & Annuity              6%                0%
          Company of New York
          Fort Wayne, Indianna
--------------------------------------------------------------------------------
VP Capital Appreciation
--------------------------------------------------------------------------------
  Class I
          Mutual of America                   45%               0%
          New York, New York

          Nationwide Insurance Company        34%               0%
          Columbus, Ohio
--------------------------------------------------------------------------------
VP Income & Growth
--------------------------------------------------------------------------------
  Class I
          Nationwide Insurance Company        38%               0%
          Columbus, Ohio

          American United Life Ins CO         7%                0%
          Indianapolis, Indianna
          Ameritas Variable Life              7%                0%
          Insurance Co
          Lincoln, Nebraska

          Kemper Investors Life               5%                0%
          Insurance Co
          Elgin, Illinois

          Principal Life                      5%                0%
          Insurance Company
          Des Moines, Iowa
--------------------------------------------------------------------------------
  Class II
          Nationwide Insurance Company        67%               0%
          Columbus, Ohio

          Minnesota Mutual Life               23%               0%
          Saint Paul, Minnesota
--------------------------------------------------------------------------------
  Class III
          Nationwide Insurance Company        98%               0%
          Columbus, Ohio
--------------------------------------------------------------------------------
VP International
--------------------------------------------------------------------------------
  Class I
          Nationwide Insurance Company        33%               0%
          Columbus, Ohio

          IDS Life Insurance Company          17%               0%
          Minneapolis, Minnesota

          M L P F & S                         11%               0%
          Jacksonville, Florida
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
VP International
--------------------------------------------------------------------------------
  Class II
           IDS Life Insurance Company        83%                0%
           Minneapolis, Minnesota

           Midland National Life             9%                 0%
           Insurance Company
           Des Moines, Iowa
--------------------------------------------------------------------------------
  Class III
           Nationwide Insurance Company      95%                0%
           Columbus, Ohio
--------------------------------------------------------------------------------
  Class IV
           Nationwide Insurance Company      99%                0%
           Columbus, Ohio
--------------------------------------------------------------------------------
VP Large Company Value
--------------------------------------------------------------------------------
  Class I
           Annuity Investor Life             96%                0%
           Insurance Company
           Cincinnati, Ohio
--------------------------------------------------------------------------------
  Class II
           Symetra Financial Services        53%                0%
           Bellevue, Washington

           Midland National Life             31%                0%
           Insurance Company
           Des Moines, Iowa

           Annuity Investor Life             14%                0%
           Insurance Company
           Cincinnati, Ohio
--------------------------------------------------------------------------------
VP Mid Cap Value
--------------------------------------------------------------------------------
  Class I
           Annuity Investor Life             37%                0%
           Insurance Company
           Cincinnati, Ohio

           Nationwide Insurance Company      55%                0%
           Columbus, Ohio
--------------------------------------------------------------------------------
  Class II
           Nationwide Insurance Company      74%                0%
           Columbus, Ohio

           IDS Life Insurance Company        19%                0%
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
VP Ultra
--------------------------------------------------------------------------------
  Class I
           MetLife Insurance Co              24%                0%
           of Connecticut
           Hartford, Connecticut

           M L P F & S                       13%                0%
           Jacksonville, Florida

           Nationwide Insurance Company      12%                0%
           Columbus, Ohio

           First Variable Life               9%                 0%
           Insurance Company
           Birmingham, Alabama

           Principal Life                    9%                 0%
           Insurance Company
           Des Moines, Iowa

           Annuity Investor                  7%                 0%
           Life Insurance Co
           Cincinnati, Ohio
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
VP Ultra
--------------------------------------------------------------------------------
  Class II
           IDS Life Insurance Company        42%                0%
           Minneapolis, Minnesota

           American Enterprise Life          23%                0%
           Minneapolis, Minnesota

           Minnesota Mutual Life             15%                0%
           Saint Paul, Minnesota

           Principal Life Insurance          8%                 0%
           Company
           Des Moines, Iowa`
--------------------------------------------------------------------------------
  Class III
           Nationwide Insurance              100%               0%
           Company
           Columbus, Ohio
--------------------------------------------------------------------------------
VP Value
--------------------------------------------------------------------------------
  Class I
           IDS Life Insurance Company        38%                0%
           Minneapolis, Minnesota

           Nationwide Insurance              33%                0%
           Company
           Columbus, Ohio

           Pruco Life Insurance              5%                 0%
           Company of Arizona
           Newark, New Jersey
--------------------------------------------------------------------------------
  Class II
           IDS Life Insurance Company        55%                0%
           Minneapolis, Minnesota

           Nationwide Insurance              13%                0%
           Company
           Columbus, Ohio

           Principal Life                    6%                 0%
           Insurance Company
           Des Moines, Iowa

           Minnesota Mutual Life             6%                 0%
           Saint Paul, Minnesota
--------------------------------------------------------------------------------
  Class III
           Nationwide Insurance              98%                0%
           Company
           Columbus, Ohio
--------------------------------------------------------------------------------
VP Vista
--------------------------------------------------------------------------------
  Class I
           American United Life              35%                0%
           Ins Co
           Indianapolis, Indiana

           Annuity Investor Life             21%                0%
           Insurance Company
           Cincinnati, Ohio

           National Life of Vermont          16%                0%
           Montpelier, Vermont

           Farm Bureau Life                  7%                 0%
           Insurance Company
           West Des Moines, Iowa
--------------------------------------------------------------------------------
  Class II
           Nationwide Insurance Company      97%                0%
           Columbus, Ohio
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                        OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
  Investor Class
          None
--------------------------------------------------------------------------------
  Institutional Class
          1999 Irrevocable US                53%               0%
          Annuity & Gif
          c/o Henry Fett
          St. Louis, Missouri

          Trustees of American               33%               0%
          Century P/S
          & 401(k) Savings Plan & Trust
          Kansas City, Missouri

          JP Morgan Chase                    9%                0%
          Bank Trustee
          Fitch Inc. 401(K) Plan
          and Trust
          Kansas City, Missouri
--------------------------------------------------------------------------------
  C Class
          None
--------------------------------------------------------------------------------
  Advisor Class
          Charles Schwab & Co., Inc.         63%               0%
          San Francisco, California

          National Financial                 11%               0%
          Services LLC
          New York, New York
--------------------------------------------------------------------------------
Global Growth
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.         6%                0%
          San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
          Trustees of American               63%               0%
          Century P/S
          & 401(k) Savings Plan & Trust
          Kansas City, Missouri

          JP Morgan Chase                    30%               0%
          Bank Trustee
          Fitch Inc. 401(K)
          Plan and Trust
          Kansas City, Missouri

          JP Morgan Chase TR                 7%                0%
          American Century Executive
          Def Comp Plan Trust
          Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF    PERCENTAGE OF
                                              OUTSTANDING      OUTSTANDING
FUND/                                         SHARES OWNED     SHARES OWNED
CLASS       SHAREHOLDER                       OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
Global Growth
--------------------------------------------------------------------------------
  A Class
            Charles Schwab & Co Inc.          71%              0%
            San Francisco, California

            M L P F & S Inc.                  7%               0%
            Jacksonville, Florida
--------------------------------------------------------------------------------
  B Class
            AG Edwards & Sons C/F             11%              0%
            Chicago, Illinois

            Pershing LLC                      11%              0%
            Jersey City, New Jersey

            American Enterprise               8%               0%
            Investment Svcs
            Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
            M L P F & S Inc.                  17%              0%
            Jacksonville, Florida

            First Clearing LLC                5%               0%
            Schaller Living Trust
            Earl G. Schaller TTEE
            Boulder, Colorado
--------------------------------------------------------------------------------
  R Class
            American Century Investment       74%              74%
            Management, Inc.
            Kansas City, Missouri

            Pediatric Dentistry PC            25%              0%
            PS TR 401 K
            Jennifer A. Brown
            W Bountiful, Utah
--------------------------------------------------------------------------------
  Advisor Class
            Charles Schwab & Co., Inc.        48%              0%
            San Francisco, California

            Union Bank Trust Nominee          18%              0%
            FBO Select Benefit Omnibus
            San Diego, California

            Morris & Co.                      6%               0%
            South Bend, Indiana
--------------------------------------------------------------------------------
International Discovery
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co., Inc.        13%              0%
            San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
            Trustees of American              37%              0%
            Century P/S
            & 401(k) Savings Plan & Trust
            Kansas City, Missouri

            Balsa & Co (Reinvest)             21%              0%
            Dallas, Texas

            JPMorgan Chase TR                 12%              0%
            Ericsson Capital Accumulation
            and Savings Plan
            Kansas City, Missouri

            Charles Schwab & Co., Inc.        7%               0%
            San Francisco, California

            Aspirus Wausau Hospital Inc.      5%               0%
            Wausau, Wisconsin
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF    PERCENTAGE OF
                                              OUTSTANDING      OUTSTANDING
FUND/                                         SHARES OWNED     SHARES OWNED
CLASS    SHAREHOLDER                          OF RECORD        BENEFICIALLY(1)
--------------------------------------------------------------------------------
International Discovery
--------------------------------------------------------------------------------
  Advisor Class
         Saxon & Co                           80%              0%
         FBO Vested Interest
         Philadelphia, Pennsylvania

         Retirement Accounts Inc TTEE         16%              0%
         FBO C. Arthur Anderson MD
         Denver, Colorado
--------------------------------------------------------------------------------
International Growth
--------------------------------------------------------------------------------
  Investor Class
         Charles Schwab & Co., Inc.           9%               0%
         San Francisco, CA
--------------------------------------------------------------------------------
  Institutional Class
         State Street Bank & Trust TR         30%              0%
         Lowes 401K Plan
         Westwood, Massachusetts

         Trustees of American Century         16%              0%
         P/S & 401K Savings
         Plan & Trust
         Kansas City, Missouri

         A.G. Investments Co., L.P.           12%              0%
         Forest Hills, New York

         Charles Schwab & Co., Inc.           11%              0%
         San Francisco, California

         National Financial Services Corp.    5%               0%
         New York, New York
--------------------------------------------------------------------------------
  A Class
         Charles Schwab & Co., Inc.           66%              0%
         San Francisco, California
--------------------------------------------------------------------------------
  B Class
         MLPF&S Inc.                          18%              0%
         Jacksonville, Florida
--------------------------------------------------------------------------------
  C Class
         MLPF&S Inc.                          22%              0%
         Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
         ING Life Insurance                   56%              0%
         and Annuity Co
         Hartford, Connecticut

         MLPF&S Inc.                          25%              0%
         Jacksonville, Florida

         MCB Trust Services as Agent          6%               0%
         For Frontier Trust Co as TR
         Trading Technologies
         401(K) Plan
         Denver, Colorado
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
International Growth
--------------------------------------------------------------------------------
  Advisor Class
           State Street Bank                  33%                0%
           FBO ADP Daily Val
           North Quincy, Massachusetts

           Nationwide Insurance               9%                 0%
           Company QPVA
           Columbus, Ohio

           Nationwide Trust                   5%                 0%
           Company FSB
           Columbus, Ohio

           Reliance Trust Company             5%                 0%
           Trustee CitiStreet
           Retirement Services
           Somerset, New Jersey
--------------------------------------------------------------------------------
International Opportunities
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co., Inc.         19%                0%
           San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
           Rockhurst University               52%                0%
           Endowment Fund
           Kansas City, Missouri

           Swope Community Enterprises        46%                0%
           Kansas City, Missouri
--------------------------------------------------------------------------------
International Stock
--------------------------------------------------------------------------------
  Investor Class
           None
--------------------------------------------------------------------------------
International Value
--------------------------------------------------------------------------------
  Investor Class
           William A. McIntosh                28%                28%
           Kenilworth, Illinois

           I.R.A.-Rollover                    14%                14%
           Lawrence M. Seyer
           Cape Girardeau, Missouri

           I.R.A. Wayne R. Jakusz             6%                 6%
           New Hartford, Connecticut

           James Edward Davis & Lori          6%                 0%
           Dawn Schilling Davis TTEE
           For The James & Lori
           Davis 2001 Trust
           Davis, California
--------------------------------------------------------------------------------
  Institutional Class
           Northwestern Mutual Life           98%                0%
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------
  A Class
           None
--------------------------------------------------------------------------------
  B Class
           None
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                        OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
International Value
--------------------------------------------------------------------------------
  C Class
           American Enterprise                44%                0%
           Investment Svcs
           Minneapolis, Minnesota

           American Century Investment        31%                0%
           Management Inc.
           Kansas City, Missouri

           Pershing LLC                       25%                0%
           Jersey City, New Jersey
--------------------------------------------------------------------------------
  R Class
           American Century Investment        60%                60%
           Management, Inc.
           Kansas City, MO

           401(K) RPSA Newark Dental          23%                0%
           Associates PA 401(K)
           Rosie F Beckford
           Newark, Delaware

           401(K) RPSA Newark Dental          16%                0%
           Associates PA 401(K)
           Kevin F Roberts
           Kennett Square, Pennsylvania
--------------------------------------------------------------------------------
Life Sciences
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co., Inc.         10%                0%
           San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
           Trustees of American Century       86%                0%
           P/S & 401K Savings
           Plan & Trust
           Kansas City, Missouri

           JP Morgan Chase TR                 14%                0%
           American Century
           Executive Def Comp Plan Trust
           Kansas City, Missouri
--------------------------------------------------------------------------------
  C Class
           American Century Investment        68%                68%
            Management, Inc.
           Kansas City, Missouri

           Citigroup Global Markets Inc.      23%                0%
           New York, New York

           MG Trust Company Cust FBO          8%                 0%
           Wagewatch Inc.
           401K P/S Plan
           Denver, Colorado
--------------------------------------------------------------------------------
  Advisor Class
           AG Edwards & Sons C/F              21%                0%
           Edward Hlipala Sr Decd
           FBO Edward Hlipala Jr
           Waterford, Connecticut

           Nationwide Trust                   19%                0%
           Company FSB
           Columbus, Ohio

           Frontier Trust Company TTEE        18%                0%
           FBO Browne Blebotte
           Wilson & Horn PLLC
           401K Plan
           Fargo, North Dakota

           Symetra Investment Services        14%                0%
           Seattle, Washington

           National Financial                 12%                0%
           Services LLC
           New York, New York

           UMBSC & CO                         6%                 0%
           FBO Ronald Kufahl IRA
           Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF     PERCENTAGE OF
                                              OUTSTANDING       OUTSTANDING
FUND/                                         SHARES OWNED      SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
NT Emerging Markets
--------------------------------------------------------------------------------
  Institutional Class
          American Century Serv Port          34%               34%
          LIVESTRONG 2025 Portfolio
          NT Emerging
          Markets Omnibus
          Kansas City, Missouri

          American Century Serv Corp          27%               27%
          LIVESTRONG 2035 Portfolio
          NT Emerging
          Markets Omnibus
          Kansas City, Missouri

          American Century Serv Corp          24%               24%
          LIVESTRONG 2045 Portfolio
          NT Emerging
          Markets Omnibus
          Kansas City, Missouri

          American Century Serv Corp          15%               15%
          LIVESTRONG 2015 Portfolio
          NT Emerging
          Markets Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------
NT International Growth
--------------------------------------------------------------------------------
  Institutional Class
          American Century Serv Port          39%               39%
          LIVESTRONG 2025 Portfolio
          NT International Growth Omnibus
          Kansas City, Missouri

          American Century Serv Corp          22%               22%
          LIVESTRONG 2035 Portfolio
          NT International Growth Omnibus
          Kansas City, Missouri

          American Century Serv Corp          20%               20%
          LIVESTRONG 2015 Portfolio
          NT International Growth Omnibus
          Kansas City, Missouri

          American Century Serv Corp          14%               14%
          LIVESTRONG 2045 Portfolio
          NT International Growth Omnibus
          Kansas City, Missouri

          American Century Serv Corp          5%                5%
          LIVESTRONG Income Portfolio
          NT International Growth Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------
Technology
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co., Inc.          6%                0%
          San Francisco, CA
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF      PERCENTAGE OF
                                             OUTSTANDING        OUTSTANDING
FUND/                                        SHARES OWNED       SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Technology
--------------------------------------------------------------------------------
  Institutional Class
           Trustees of American Century      88%                0%
           P/S & 401K Savings
           Plan & Trust
           Kansas City, Missouri

           JP Morgan Chase                   11%                0%
           TR American Century
           Executive Def
           Comp Plan Trust
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           MG Trust Cust                     48%                0%
           FBO Gibbs M. Smith Inc.
           401k P/S Plan
           Denver, Colorado

           MG Trust Company Cust             30%                0%
           FBO Carmel Architectural
           Sales 401K P
           Denver, Colorado

           MG Trust Cust FBO                 10%                0%
           Cincinnati Fastener Co
            401k Plan
           Denver, Colorado

           National Financial                6%                 0%
           Services LLC
           New York, New York
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

EXHIBIT C

                      CURRENT AND PRO FORMA ADVISORY FEES

SHAREHOLDER FEES(1) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                     Pro Forma
                                             Advisor                 Advisor
                                             Class                   Class
--------------------------------------------------------------------------------
Maximum Sales                                None                    None(2)
Charge (Load)
Imposed on Purchases
   (as a percentage
   of offering price)
--------------------------------------------------------------------------------
Maximum Deferred                             None                    None(3)
Sales Charge (Load)
   (as a percentage of
   the lower of the original
   offering price or
   redemption proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange Fee                      None                    None(4)
  (as a percentage of amount
   redeemed/exchanged)
--------------------------------------------------------------------------------
Maximum Account                              None                    None
Maintenance Fee
--------------------------------------------------------------------------------

(1)  THE SHAREHOLDER FEES DESCRIBED IN THIS TABLE ONLY APPLY TO EQUITY
     INCOME, LARGE COMPANY VALUE, REAL ESTATE, VALUE, HERITAGE, SELECT, ULTRA,
     STRATEGIC ALLOCATION: AGGRESSIVE, STRATEGIC ALLOCATION: CONSERVATIVE,
     STRATEGIC ALLOCATION: MODERATE, EMERGING MARKETS, GLOBAL GROWTH AND
     INTERNATIONAL GROWTH.

(2)  IT IS ANTICIPATED THAT THIS CLASS WOULD BE SUBJECT TO A FRONT-END
     SALES CHARGE, BUT IT WILL NOT APPLY TO SHARES PURCHASED IN THE SAME
     ACCOUNTS.

(3)  INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A CONTINGENT
     DEFERRED SALES CHARGE OF 1.00% IF THE SHARES ARE REDEEMED WITHIN ONE YEAR
     OF THE DATE OF PURCHASE.

(4)  FOR INTERNATIONAL GROWTH AND GLOBAL GROWTH, A 2% REDEMPTION FEE APPLIES TO
     SHARES HELD LESS THAN 60 DAYS. FOR EMERGING MARKETS, A 2% REDEMPTION FEE
     APPLIES TO SHARES HELD LESS THAN 180 DAYS. IN ALL CASES, THE FEE DOES NOT
     APPLY TO SHARES PURCHASED THROUGH REINVESTED DIVIDENDS OR CAPITAL GAINS.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                          DISTRIBUTION            TOTAL ANNUAL
                              MANAGEMENT  AND SERVICE   OTHER     FUND OPERATING
ISSUER  FUND       CLASS      FEE         (12B-1) FEES  EXPENSES  EXPENSES
--------------------------------------------------------------------------------
ACCP    Equity     Advisor    0.73%(1)    0.50%(2)      0.00%(3)  1.23%
        Income     Class
                   -------------------------------------------------------------
                   Pro Forma  0.98%(1)    0.25%(4)      0.00%(3)  1.23%
                   Advisor
                   Class
        ------------------------------------------------------------------------
        Large      Advisor    0.59%(1)    0.50%(2)      0.00%(3)  1.09%
        Company    Class
        Value
                   -------------------------------------------------------------
                   Pro Forma  0.84%(1)    0.25%(4)      0.00%(3)  1.09%
                   Advisor
                   Class
        ------------------------------------------------------------------------
        Mid Cap    Advisor    0.75%(5)    0.50%(2)      0.00%(3)  1.25%
        Value      Class
                   -------------------------------------------------------------
                   Pro Forma  1.00%(5)    0.25%(4)      0.00%(3)  1.25%
                   Advisor
                   Class
        ------------------------------------------------------------------------
        Real       Advisor    0.90%(1)    0.50%(2)      0.00%(3)  1.40%
        Estate     Class
                   -------------------------------------------------------------
                   Pro Forma  1.15%(1)    0.25%(2)      0.00%(3)  1.40%
                   Advisor
                   Class
        ------------------------------------------------------------------------
        Small      Advisor    1.00%(1)    0.50%(2)      0.00%(3)  1.50%
        Cap        Class
        Value
                   -------------------------------------------------------------
                   Pro Forma  1.25%(1)    0.25%(4)      0.00%(3)  1.50%
                   Advisor
                   Class
        ------------------------------------------------------------------------
        Value      Advisor
                   Class      0.74%(1)    0.50%(2)      0.00%(3)  1.24%
                   -------------------------------------------------------------
                   Pro Forma
                   Advisor
                   Class      0.99%(1)    0.25%(4)      0.00%(3)  1.24%
--------------------------------------------------------------------------------
ACGF    Legacy     Advisor    0.85%(1)    0.50%(2)      0.00%(3)  1.35%
        Large Cap  Class
                   -------------------------------------------------------------
                   Pro Forma  1.10%(1)    0.25%(4)      0.00%(3)  1.35%
                   Advisor
                   Class
        ------------------------------------------------------------------------
        Legacy     Advisor
        Focused    Class      0.85%(1)    0.50%(2)      0.00%(3)  1.35%
        Large Cap
                   -------------------------------------------------------------
                   Pro Forma  1.10%(1)    0.25%(4)      0.00%(3)  1.35%
                   Advisor
                   Class
        ------------------------------------------------------------------------
        Legacy     Advisor    0.90%(1)    0.50%(2)      0.00%(3)  1.40%
        Multi Cap  Class
                   -------------------------------------------------------------
                   Pro Forma  1.15%(1)    0.25%(4)      0.00%(3)  1.40%
                   Advisor
                   Class
--------------------------------------------------------------------------------

(1)  THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR
     ARRANGING ALL SERVICES NECESSARY FOR THE FUND TO OPERATE. THE FEE SHOWN IS
     BASED ON ASSETS DURING THE FUND'S MOST RECENT FISCAL YEAR. THE FUND HAS A
     STEPPED FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE
     GENERALLY DECREASES AS STRATEGY ASSETS INCREASE AND INCREASES AS STRATEGY
     ASSETS DECREASE.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES. IN
     ADDITION, HALF OF THE ADVISOR CLASS 12B-1 FEE (0.25%) IS FOR ONGOING
     RECORDKEEPING AND ADMINISTRATIVE SERVICES PROVIDED BY FINANCIAL
     INTERMEDIARIES, WHICH WOULD OTHERWISE BE PAID BY THE ADVISOR OUT OF THE
     UNIFIED MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS UNIFIED MANAGEMENT FEE
     BY 0.25% FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE INVESTMENT ADVISORY
     SERVICES IS THE SAME FOR ALL CLASSES.

(3)  OTHER EXPENSES, WHICH INCLUDE THE FEES AND EXPENSES OF THE FUND'S
     INDEPENDENT DIRECTORS AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST, WERE
     LESS THAN 0.005% FOR THE MOST RECENT FISCAL YEAR.

(4)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES.

(5)  THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR MANAGING
     ALL SERVICES NECESSARY FOR THE FUND TO OPERATE.

------
C-1

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                              DISTRIBUTION            TOTAL ANNUAL
                                  MANAGEMENT  AND SERVICE   OTHER     FUND OPERATING
ISSUER  FUND           CLASS      FEE         (12B-1) FEES  EXPENSES  EXPENSES
------------------------------------------------------------------------------------
ACMF    Balanced       Advisor    0.65%(1)    0.50%(2)      0.00%(3)  1.15%
                       Class
                       -------------------------------------------------------------
                       Pro Forma  0.90%(1)    0.25%(4)      0.00%(3)  1.15%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Capital        Advisor    0.85%(1)    0.50%(2)      0.00%(5)  1.35%
        Value          Class
                       -------------------------------------------------------------
                       Pro Forma  1.10%(1)    0.25%(4)      0.00%(5)  1.35%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Growth         Advisor    0.75%(1)    0.50%(2)      0.00%(3)  1.25%
                       Class
                       -------------------------------------------------------------
                       Pro Forma  1.00%(1)    0.25%(4)      0.00%(3)  1.25%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Heritage       Advisor    0.75%(6)    0.50%(2)      0.00%(3)  1.25%
                       Class
                       -------------------------------------------------------------
                       Pro Forma  1.00%(6)    0.25%(4)      0.00%(3)  1.25%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Select         Advisor    0.75%(1)    0.50%(2)      0.00%(3)  1.25%
                       Class
                       -------------------------------------------------------------
                       Pro Forma  1.00%(1)    0.25%(4)      0.00%(3)  1.25%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Ultra          Advisor    0.74%(1)    0.50%(2)      0.00%(5)  1.24%
                       Class
                       -------------------------------------------------------------
                       Pro Forma  0.99%(1)    0.25%(4)      0.00%(5)  1.24%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Vista          Advisor    0.75%(6)    0.50%(2)      0.00%(3)  1.25%
                       Class
                       -------------------------------------------------------------
                       Pro Forma  1.00%(6)    0.25%(4)      0.00%(3)  1.25%
                       Advisor
                       Class
------------------------------------------------------------------------------------
ACSAA   Strategic      Advisor    0.74%(1)    0.50%(2)      0.00%(5)  1.24%
        Allocation:    Class
        Conservative
                       -------------------------------------------------------------
                       Pro Forma  0.99%(1)    0.25%(4)      0.00%(5)  1.24%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Strategic      Advisor    0.80%(1)    0.50%(2)      0.00%(5)  1.30%
        Allocation:    Class
        Moderate
                       -------------------------------------------------------------
                       Pro Forma  1.05%(1)    0.25%(4)      0.00%(5)  1.30%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Strategic      Advisor    0.93%(1)    0.50%(2)      0.00%(5)  1.43%
        Allocation:    Class
        Aggressive
                       -------------------------------------------------------------
                       Pro Forma  1.18%(1)    0.25%(4)      0.00%(5)  1.43%
                       Advisor
                       Class
------------------------------------------------------------------------------------
ACWMF   Emerging       Advisor    1.54%(1)    0.50%(2)      0.01%(7)  2.05%
        Markets        Class
                       -------------------------------------------------------------
                       Pro Forma  1.79%(1)    0.25%(4)      0.01%(7)  2.05%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Global         Advisor    1.05%(1)    0.50%(2)      0.01%(7)  1.56%
        Growth         Class
                       -------------------------------------------------------------
                       Pro Forma  1.30%(1)    0.25%(4)      0.01%(7)  1.56%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        International  Advisor    1.15%(1)    0.50%(2)      0.01%(8)  1.66%
        Discovery      Class
                       -------------------------------------------------------------
                       Pro Forma  1.40%(1)    0.25%(4)      0.01%(8)  1.66%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        International  Advisor    1.00%(1)    0.50%(2)      0.01%(7)  1.51%
        Growth         Class
                       -------------------------------------------------------------
                       Pro Forma  1.25%(1)    0.25%(4)      0.01%(7)  1.51%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Life           Advisor    1.10%(9)    0.50%(2)      0.01%(7)  1.61%
        Sciences       Class
                       -------------------------------------------------------------
                       Pro Forma  1.35%(9)    0.25%(4)      0.01%(7)  1.61%
                       Advisor
                       Class
        ----------------------------------------------------------------------------
        Technology     Advisor    1.25%(1)    0.50%(2)      0.01%(8)  1.76%
                       Class
                       -------------------------------------------------------------
                       Pro Forma  1.50%(1)    0.25%(4)      0.01%(8)  1.76%
                       Advisor
                       Class
------------------------------------------------------------------------------------

(1)  THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR
     ARRANGING ALL SERVICES NECESSARY FOR THE FUND TO OPERATE. THE FEE SHOWN IS
     BASED ON ASSETS DURING THE FUND'S MOST RECENT FISCAL YEAR. THE FUND HAS A
     STEPPED FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE
     GENERALLY DECREASES AS STRATEGY ASSETS INCREASE AND INCREASES AS STRATEGY
     ASSETS DECREASE.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES. IN
     ADDITION, HALF OF THE ADVISOR CLASS 12B-1 FEE (0.25%) IS FOR ONGOING
     RECORDKEEPING AND ADMINISTRATIVE SERVICES PROVIDED BY FINANCIAL
     INTERMEDIARIES, WHICH WOULD OTHERWISE BE PAID BY THE ADVISOR OUT OF THE
     UNIFIED MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS UNIFIED MANAGEMENT FEE
     BY 0.25% FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE INVESTMENT ADVISORY
     SERVICES IS THE SAME FOR ALL CLASSES.

(3)  OTHER EXPENSES, WHICH INCLUDE THE FEES AND EXPENSES OF THE FUND'S
     INDEPENDENT DIRECTORS AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST, WERE
     LESS THAN 0.005% FOR THE MOST RECENT FISCAL YEAR.

(4)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES.

(5)  OTHER EXPENSES, WHICH INCLUDE THE FEES AND EXPENSES OF THE FUND'S
     INDEPENDENT DIRECTORS AND THEIR LEGAL COUNSEL, INTEREST, AND FEES AND
     EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF INVESTMENT IN
     SHARES OF ONE OR MORE MUTUAL FUNDS, HEDGE FUNDS, PRIVATE EQUITY FUNDS OR
     OTHER POOLED INVESTMENT VEHICLES, WERE LESS THAN 0.005% FOR THE MOST RECENT
     FISCAL YEAR.

(6)  THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR
     ARRANGING ALL SERVICES NECESSARY FOR THE FUND TO OPERATE.

(7)  OTHER EXPENSES INCLUDE THE FEES AND EXPENSES OF THE FUND'S INDEPENDENT
     DIRECTORS AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST. OTHER EXPENSES ALSO
     INCLUDE FEES AND EXPENSES INCURRED INDIRECTLY BY THE FUND AS A RESULT OF
     INVESTMENT IN SHARES OF ONE OR MORE MUTUAL FUNDS, HEDGE FUNDS, PRIVATE
     EQUITY FUNDS OR OTHER POOLED INVESTMENT VEHICLES.

(8)  OTHER EXPENSES INCLUDE THE FEES AND EXPENSES OF THE FUND'S INDEPENDENT
     DIRECTORS AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST.

(9)  THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR
     ARRANGING ALL SERVICES NECESSARY FOR THE FUND TO OPERATE. THE FEE SHOWN IS
     BASED ON ASSETS DURING THE FUND'S MOST RECENT FISCAL YEAR. THE FUND HAS A
     STEPPED FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE
     GENERALLY DECREASES AS STRATEGY ASSETS INCREASE AND INCREASES AS STRATEGY
     ASSETS DECREASE. THE EXPENSE INFORMATION REFLECTS THE CURRENT MANAGEMENT
     FEE AMOUNT, WHICH WAS REDUCED EFFECTIVE AUGUST 1, 2006.

------
C-2

EXHIBIT D

                        INVESTMENT SUBADVISORY AGREEMENT

THIS INVESTMENT SUBADVISORY AGREEMENT ("Agreement") is made as of the 1st day of
August, 2007, by and among AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
("ACIM"), a Delaware corporation, and NORTHERN TRUST INVESTMENTS, N.A. (the
"Subadvisor"), an Illinois corporation.

                                  WITNESSETH:

WHEREAS, ACIM is the investment advisor to the funds listed on Exhibit A hereto
(each a "Fund" and collectively the "Funds"), each of which is a series of shares of American Century Capital Portfolios, Inc. ("ACCP") and is an open-end management investment company registered with the Securities and Exchange
Commission under the Investment Company Act of 1940, as amended (the "Investment
Company Act"); and

WHEREAS, ACIM and the Subadvisor are both investment advisors registered with the Securities and Exchange Commission under the Investment Advisers Act of
1940, as amended; and

WHEREAS, ACCP has engaged ACIM to serve as the investment manager for the Funds pursuant to a Management Agreement dated August 1, 2006; and

WHEREAS, ACIM desires to engage the Subadvisor as a subadvisor for the Funds, and the Subadvisor desires to accept such engagement; and

WHEREAS, the Boards of Directors of ACIM and the Subadvisor have determined that it is advisable to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

(1)  INVESTMENT DESCRIPTION - APPOINTMENT. ACIM hereby appoints the
     Subadvisor to provide the advisory services described herein to the Funds in accordance with each Fund's Prospectus and Statement of Additional
     Information as in effect and as amended from time to time, subject to the oversight and direction of each Fund's Board of Directors and ACIM. ACIM will promptly provide the Subadvisor copies of all amendments to each
     Fund's Prospectus and Statement of Additional Information on an ongoing basis. In consideration for the compensation set forth below, the
     Subadvisor accepts the appointment and agrees to furnish the services described herein.

(2)  SERVICES AS INVESTMENT SUBADVISOR.

  (a)  Subject to the general supervision of each Fund's Board of Directors and of ACIM, the Subadvisor will (i) act in conformity with each Fund's
       Prospectus and Statement of Additional Information, the Investment Company
       Act, the Investment Advisers Act of 1940 (the "Investment Advisers Act"),
       the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, as the same may from time to time be amended;
       (ii) make investment decisions for each Fund in accordance with such Fund's investment objective and policies as stated in such Fund's Prospectus and
       Statement of Additional Information and with such written guidelines as
       ACIM may from time to time provide to the Subadvisor; (iii) place purchase and sale orders on behalf of the Funds; (iv) maintain books and records with respect to the securities transactions of each Fund; and (v) furnish the Funds' Board of Directors such periodic, regular and special reports with respect to the Funds and its services hereunder as the Board may reasonably request or as may be required by applicable law or regulation.

  (b)  In providing those services, the Subadvisor will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Funds' assets. In addition, the Subadvisor will furnish ACCP or ACIM whatever information, including statistical data, ACCP or ACIM may reasonably request with respect to the instruments that any Fund may hold or contemplate purchasing.

  (c)  The Subadvisor will at all times comply with the policies adopted by the Funds' Board of Directors of which it has received written notice. Any change to any such policies shall be approved by the Funds' Board of
       Directors prior to the implementation of such change, and Subadvisor will be given reasonable notice of the anticipated change.

  (d)  All cash, securities and other assets of the Funds shall be held at all times by such entity or entities engaged by ACCP to be the custodian
       (collectively, the "custodian") in compliance with Section 17(f) of the
       Investment Company Act. The Subadvisor shall not be responsible for any custody arrangements involving any assets of the Funds or for the payment of any custodial charges or fees, nor shall the Subadvisor have possession or custody of any such assets. All payments, distributions and other transactions in cash, securities or other assets in respect of the Funds shall be made directly to or from the custodian. ACIM shall provide, or shall direct the custodian to provide, to the Subadvisor from time to time such reports concerning assets, receipts and disbursements with respect to the Funds as the Subadvisor

------

       may request, including daily information on cash balances available for investment, Fund redemption activity and market value of the securities held by the Funds.

  (e)  ACIM acknowledges and agrees that the Subadvisor is not the Funds'
       pricing agent, and is not responsible for pricing the securities held by any Fund, however the Subadvisor will provide reasonable assistance to the
       Funds' pricing agents in valuing securities held by each Fund for which market quotations are not readily available.

  (f)  The Subadvisor makes no representations or warranties, express or implied, that any level of performance or investment results will be achieved by the Funds or that the Funds will perform comparably with any standard, including any other clients of the Subadvisor or index.

  (g)  The Subadvisor will not consult with any other subadvisors of the
       Funds or other subadvisors to a series under common control with any Fund concerning transactions of the Funds in securities or other assets.

  (h)  The Subadvisor will not advise or act for the Funds in any legal proceedings, including bankruptcies or class actions, involving securities held in the Funds or issues of those securities, unless otherwise agreed.

(3)  BROKERAGE.

  (a)  In executing transactions for the Funds and selecting brokers or dealers, the Subadvisor will seek to obtain the best price and execution available and shall execute or direct the execution of all such transactions as permitted by law and in a manner that is consistent with its fiduciary obligations to the Funds and its other clients. In assessing the best price and execution available for any Fund transaction, the
       Subadvisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Subadvisor may, at its discretion, execute transactions with brokers and dealers who provide the Funds and/or other accounts over which the Subadvisor exercises investment discretion with research advice and other services, but in all instances best price and execution shall control. The Subadvisor is authorized to place purchase and sale orders for the Funds with brokers and/or dealers subject to the supervision of ACIM and the Board of Directors of the Funds and in accordance with the limitations set forth in the registration statement for the Fund shares then in effect.

  (b)  On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of a Fund as well as one or more of its other clients, the Subadvisor may to the extent permitted by applicable law, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold will be made by the Subadvisor in a manner it considers to be equitable and consistent with its fiduciary obligations to ACCP and to such other clients. ACIM recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund.

(4)  INFORMATION PROVIDED TO ACCP.

  (a)  The Subadvisor will keep ACCP and ACIM informed of developments materially affecting the Funds and will take initiative to furnish ACCP and
       ACIM on at least a quarterly basis with whatever information the Subadvisor and ACIM believe is appropriate for this purpose. Such regular quarterly reports shall include information reasonably requested by the Funds' Board of Directors from time to time.

  (b)  The Subadvisor will provide ACCP and ACIM with such investment records, ledgers, accounting and statistical data, and other information as
       ACCP and ACIM reasonably request for the preparation of registration statements, periodic and other reports and other documents required by federal and state laws and regulations, and particularly as may be required for the periodic review, renewal, amendment or termination of this
       Agreement, and such additional documents and information as ACCP and ACIM may reasonably request for the management of their affairs. The Subadvisor understands that the Funds and ACIM will rely on such information in the preparation of the Funds' registration statements, the Funds' financial statements, and any such reports, and hereby covenants that any such information derived from the investment records, ledgers and accounting records maintained by the Subadvisor shall be true and complete in all material respects.

  (c)  At the request of the Board of Directors, a representative of the
       Subadvisor shall attend meetings of the Board of Directors to make a presentation on each Fund's performance and such other matters as the
       Board of Directors, the Subadvisor and ACIM believe is appropriate.

  (d)  The Subadvisor shall furnish to regulatory authorities any information or reports in connection with such services as may be lawfully requested, provided, however, that the Subadvisor shall not otherwise be responsible for the preparation and filing of any other reports or statements
       (including, without limitation, any tax returns or financial statements)
       required of the Funds by any governmental or regulatory agency, except as expressly agreed to in writing. The Subadvisor shall also, at ACCP's request, certify to ACCP's independent auditors that sales or purchases aggregated with those of other clients of the Subadvisor, as described in
       Section 3 above, were allocated in a manner it considers to be equitable.

------

  (e)  In compliance with the requirements of the Investment Company Act, the
       Subadvisor hereby agrees that all records that it maintains for the Funds are the property of ACCP and further agrees to surrender to ACCP promptly upon ACCP's written request any of such records. In addition, the
       Subadvisor agrees to cooperate with ACCP and ACIM when either of them is being examined by any regulatory authorities, and specifically agrees to promptly comply with any request by such authorities to provide information or records. The Subadvisor further agrees to preserve for the periods of time prescribed by the Investment Company Act and the
       Investment Advisers Act the records it maintains in accordance with
       Section 2(a)(iv).

  (f)  ACIM will vote each Fund's investment securities in accordance with its proxy voting policy and procedures. The Subadvisor shall not be responsible for any such voting.

  (g)  In connection with the purchase and sale of securities of the Fund, the Subadvisor shall arrange for the transmission to ACIM and the custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be reasonably necessary to enable them to perform their administrative responsibilities with respect to the Fund's investment portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Subadvisor shall arrange for the automatic transmission of the I.D. confirmation of the trade to the custodian of the Fund. The Subadvisor will be responsible for providing portfolio trades to the Fund's accounting agent for inclusion in the daily calculation of the Fund's NAV in a manner, and in accordance with such time requirements as ACIM and the Subadvisor shall agree on. In the event trade data is not delivered by the
       Subadvisor in accordance with such requirements and the Subadvisor's failure causes an error that is material to the Fund, the subadvisor shall reimburse the Fund pursuant to ACIM's NAV Error Policy.

(5)  CONFIDENTIALITY. The parties to this Agreement agree that each shall treat as confidential in accordance with its policies and procedures to protect similar confidential information, and with applicable law, all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities, holdings, or identities of shareholders of the Funds. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this paragraph. The foregoing also shall not apply to any information which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation; provided, however, that the disclosing party shall provide reasonable notice to the other parties hereto prior to any such disclosure.

(6)  COMPENSATION.

  (a)  In consideration of the services rendered pursuant to this Agreement,
       ACIM will pay the Subadvisor a management fee, payable monthly in arrears on the first business day of each month. The fee for the each month shall equal the sum of the product of the "Applicable Fee" for each Fund as set forth on Exhibit A attached hereto, times the net assets of such Fund on that day, and further dividing that product by 365 (366 for leap years), for each calendar day in such month.

  (b)  In the event that the Board of Directors of ACCP shall determine to issue any additional series of shares for which it is proposed that the
       Subadvisor serve as investment manager, and for which the Subadvisor desires to so serve, ACIM and the Subadvisor shall amend Exhibit A to this Agreement setting forth the name of the series, the Applicable Fee and such other terms and conditions as are applicable to the management of such series of shares.

  (c)  The Subadvisor shall have no right to obtain compensation directly from any Fund or ACCP for services provided hereunder and agrees to look solely to ACIM for payment of fees due. Upon termination of this
       Agreement before the end of a month, or in the event the Agreement begins after the beginning of the month, the fee for that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

(7)  EXPENSES. ACIM, ACCP, and the Funds shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Subadvisor pursuant to this Agreement. The Subadvisor shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of ACIM, ACCP, and the Funds, including, without limitation: (a)
     brokerage fees or commissions in connection with the execution of securities transactions, (b) taxes and interest; and (c) custodian fees and expenses.

------

(8)  SERVICES TO OTHER COMPANIES OR ACCOUNTS. ACIM understands that the
     Subadvisor or its affiliates may act as investment advisor to other clients and ACIM has no objection to the Subadvisor so acting. In addition, ACIM understands that the persons employed by the Subadvisor to assist in the performance of the Subadvisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Subadvisor or any affiliate of the Subadvisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

(9)  TERM AND TERMINATION OF AGREEMENT.

  (a)  This Agreement shall become effective as of the date first written above and shall continue until July 31, 2009, and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of ACCP or (ii) a vote of a majority of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not interested persons (as defined in the Investment
       Company Act) of any party to this Agreement, by a vote cast at a meeting called for the purpose of voting on such approval. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety
       (90) days prior to July 31 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

  (b)  This Agreement is terminable without penalty as to any Fund on 60 days' written notice by (i) the Board of Directors of ACCP, (ii) by vote of holders of a majority of a Fund's shares, (iii) by ACIM, or (iv) by the Subadvisor, and will terminate automatically upon any termination of the investment management agreement between ACCP and ACIM. This
       Agreement will terminate automatically in the event of its assignment.
       The Subadvisor agrees to notify ACIM of any circumstances that might result in this Agreement being deemed to be assigned.

(10) REPRESENTATIONS.

  (a)  ACIM and the Subadvisor each represents that it is registered as an investment advisor under the Investment Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.
       ACIM and the Subadvisor each further represents that it is registered under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

  (b)  ACIM represents and warrants that (i) the appointment of the
       Subadvisor has been duly authorized; (ii) it has full power and authority to execute and deliver this Agreement and to perform the services contemplated hereunder, and such execution, delivery and performance will not cause it to be in violation of its Articles of Incorporation, Bylaws, or any material laws; and (iii) it has received a copy of Part II of the
       Subadvisor's Form ADV no less than 48 hours prior to entering into this
       Agreement.

  (c)  The Subadvisor represents and warrants that (i) its service as subadvisor hereunder has been duly authorized; (ii) it has full power and authority to execute and deliver this Agreement and to perform the services contemplated hereunder, and such execution, delivery and performance will not cause it to be in violation of its organizational documents, its Bylaws or material laws; (iii) it will at all times in the performance of its duties hereunder comply in all material respects with the provisions of the Investment Company Act, the Investment
       Advisers Act, the Code and all other applicable federal and state laws and regulations, as the same may be amended from time to time; and (iv)
       it has all controls necessary to perform its obligations under and comply with the representations and warranties it made in this Agreement.

(11) AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(12) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto on the subject matter described herein.

(13) INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent ACCP or ACIM in any way, or otherwise be deemed to be an agent of ACCP or ACIM.

(14) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

(15) NOTICES. All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopy, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

------

To the Subadvisor:

The Northern Trust Company
50 South LaSalle Street, M-9
Chicago, Illinois 60675
Attention: Legal Department

To ACIM:

American Century Investments
4500 Main Street
Kansas City, Missouri 64111
Attention: General Counsel

Any notice, demand or other communication given in a manner prescribed in this
Section shall be deemed to have been delivered on receipt.

(16)  DISCLOSURE. ACIM shall not, without the prior written consent of the
      Subadvisor, make representations regarding or reference the Subadvisor or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials; provided, however, the Subadvisor need not review or consent to any reference to its name only or any language that it has previously approved for use in another document.

(17)  LIABILITY OF SUBADVISOR.

  (a)  The Subadvisor shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

  (b)  The Subadvisor shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Subadvisor's reasonable control, and the Subadvisor shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by ACIM or ACCP. In such case, the terms of this Agreement shall continue in full force and effect and the
       Subadvisor obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

------

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first written above.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

By:-----------------------------------------

Name:---------------------------------------

Title:--------------------------------------

NORTHERN TRUST INVESTMENTS, N.A.

By:-----------------------------------------

Name:---------------------------------------

Title:--------------------------------------

------

EXHIBIT A TO INVESTMENT SUBADVISORY AGREEMENT

                           FUNDS AND APPLICABLE FEES

Fund                                  Applicable Fee
----------------------------------    -------------------------------------
American Century Equity Index Fund    0.02% of the first $500,000,000
                                      0.01% on all assets over $500,000,000

------

EXHIBIT E

                             AMERICAN CENTURY FUNDS
                      CHARTER OF THE GOVERNANCE COMMITTEE
                           OF THE BOARD OF DIRECTORS

ORGANIZATION

*  The Committee shall consist of at least three independent directors, including a chair and such other independent directors as the Board shall appoint. An "independent director" is a director who meets the definition of
   "independence" as set forth under applicable laws and regulations, and who is otherwise independent as determined by the Board.

STATEMENT OF PURPOSE

*  The purpose of the Committee shall be to identify individuals qualified to become members of the Board; recommend to the Board such qualified individuals to be elected to the Board to fill any vacancies; to review and assess the adequacy of the Board's ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; and
   handle other matters as the Board or the Committee chair deems appropriate.

DUTIES AND POWERS

*  The Committee shall develop criteria to identify and evaluate prospective candidates for the Board.

*  The Committee shall recommend to the Board potential nominees to the
   Board, and the renomination of incumbent directors as appropriate.

*  The Committee shall nominate the Chair of the Board, the Vice Chair, and all other officers.

*  The Committee shall recommend to the Board the annual compensation of the members of the Board.

*  The Committee shall oversee an evaluation by members of the Board of the service of members of the Board, including a self-evaluation by each member of the Board of his or her service on the Board and evaluation of
   Board/Management effectiveness.

*  The Committee shall periodically evaluate the governance practices of the
   Board and its committees, and review and assess the adequacy of the Board's adherence to industry corporate governance best practices.

*  The Committee shall recommend to the Board the membership composition of
   Board committees, including the Chair and members of each committee.

*  The Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions.

*  The Committee shall meet as often as it may be deemed necessary or appropriate in its judgment, either in person or telephonically, and at such times and places as the Committee shall determine; provided, however, that the
   Committee shall meet no less than two times per year in the discharge of its duties. The Committee shall meet in executive session, without management present, at least once per year. The Committee shall make regular reports to the
   Board on its activities.

*  The Committee shall recommend policies for Board approval and review them periodically.

------
E-1

NOTES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-BKT-53265 0704

                                              EZVOTE(SM) CONSOLIDATED PROXY CARD

                    THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY. IT REFLECTS ALL
                    OF YOUR ACCOUNTS  REGISTERED TO THE SAME SOCIAL  SECURITY OR
                    TAX I.D.  NUMBER AT THIS ADDRESS.  BY VOTING AND SIGNING THE
                    CONSOLIDATED  PROXY  CARD,  YOU  ARE  VOTING  ALL  OF  THESE
                    ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE
                    OF THE FORM.

                             AMERICAN CENTURY FUNDS
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 27, 2007

AMERICAN  CENTURY ASSET ALLOCATION  PORTFOLIOS,  INC. * AMERICAN CENTURY CAPITAL
PORTFOLIOS,  INC.  AMERICAN CENTURY GROWTH FUNDS, INC. * AMERICAN CENTURY MUTUAL
FUNDS,  INC.  AMERICAN  CENTURY  STRATEGIC  ASSET  ALLOCATIONS,  INC. * AMERICAN
CENTURY WORLD MUTUAL FUNDS, INC.

KNOW ALL  PERSONS BY THESE  PRESENTS  that the  undersigned  shareholder  of the
above-referenced   Fund  (the  "Fund")  hereby   appoints  each  of  Charles  A.
Etherington,  David H. Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A.
Nash,  collectively or individually,  as his or her  attorney-in-fact and proxy, with the power of  substitution  of each,  to vote and act with  respect  to all shares of the Fund,  which the  undersigned  is  entitled to vote at the Special
Meeting  of  Shareholders  (the  "Meeting")  to be held on June 27,  2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City,
Missouri 64111, at 10:00 a.m. Central Time, and at any adjournment  thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF THE PROXY IS PROPERLY EXECUTED BUT NO
CHOICE IS INDICATED AS TO AN ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON
SUCH MATTER. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY
IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION AND THE
NOMINEES THERETO.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Corporation.  Joint  owners  should  each sign personally.  Trustees and other fiduciaries  should indicate the  capacity  in which they  sign,  and where more than one name appears,  a majority must sign. If a corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                      KC EZ - DM

 IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

------------------------------------------ ------------------------------------- -------------------------------------------
             TO VOTE BY TELEPHONE        |             TO VOTE BY INTERNET     |               TO VOTE BY MAIL
                                         |                                     |
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement.
   Consolidated Proxy Card at hand.      |    the Consolidated Proxy Card at   | 2) Check the appropriate boxes on the
2) Call toll-free 1-888-221-0697         |    hand.                            |    reverse side.
3) Follow the simple instructions.       | 2) Log on to www.proxyweb.com       | 3) Sign and date the Consolidated Proxy
                                         | 3) Follow the simple instructions.  |    Card.
                                         |                                     | 4) Return the Proxy Card in the envelope
                                         |                                     |    provided.
------------------------------------------ ------------------------------------- -------------------------------------------

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

                                      INDIVIDUAL BALLOTS

                    On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your  accounts.  If you would  wish to vote each of these accounts  separately,  sign in the signature box below, mark each  individual  ballot to indicate  your vote,  detach the form at the  perforation  above and  return  the  individual ballots portion only.

                    NOTE: IF YOU CHOOSE TO VOTE EACH ACCOUNT SEPARATELY,  DO NOT
                    RETURN THE CONSOLIDATED PROXY CARD ABOVE.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Corporation.  Joint  owners  should  each sign personally.  Trustees and other fiduciaries  should indicate the  capacity  in which they  sign,  and where more than one name appears,  a majority must sign. If a corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                     KC IND - DM

                                              EZVOTE(SM) CONSOLIDATED PROXY CARD

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposal(s)   listed  below  and  recommended  that
shareholders vote "for" the proposal(s).

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

1.   TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS.         FOR      WITHHOLD    FOR ALL
                                                                        ALL        ALL       EXCEPT*
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,                        |   |      |   |       |   |
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

2.   FOR ADVISOR CLASS SHAREHOLDERS OF THE FOLLOWING FUNDS ONLY:        FOR       AGAINST    ABSTAIN

     Equity  Income,  Large Company  Value,  Mid Cap Value,  Real
     Estate,  Small Cap Value,  Value,  Legacy Large Cap,  Legacy
     Focused  Large  Cap,  Legacy  Multi Cap,  Balanced,  Capital
     Value, Growth,  Heritage,  Select,  Ultra, Vista,  Strategic
     Allocation:  Conservative,  Strategic Allocation:  Moderate,
     Strategic Allocation:  Aggressive,  Emerging Markets, Global
     Growth, International Discovery,  International Growth, Life
     Sciences and Technology:

     To approve a change in the fee structure of the Advisor Class.    |   |      |   |       |   |

3.   REAL  ESTATE  FUND  ONLY:  To approve  an  amendment  to the      |   |      |   |       |   |
     investment objective of American Century Real Estate Fund.

4.   EQUITY  INDEX  FUND  ONLY:  To  approve  a  new  subadvisory      |   |      |   |       |   |
     agreement  between  Northern  Trust  Investments,  N.A.  and
     American Century Investment Management,  Inc., pertaining to the management of American Century Equity Index Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                      KC EZ - DM

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

                               INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------

                                                                      KC EZ - DM

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.          | X |

INDIVIDUAL FORMS
NOTE:  IF YOU HAVE  USED THE  CONSOLIDATED  BALLOT,  DO NOT VOTE THE  INDIVIDUAL
BALLOTS BELOW.

-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------

KNOW ALL PERSONS BY THESE PRESENTS that the  shareholder of the referenced  Fund
(the  "Fund")  hereby  appoints  each  of  Charles  A.  Etherington,   David  H.
Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A. Nash,  collectively or individually,  as his or her  attorney-in-fact  and  proxy,  with  the  power of substitution  of each,  to vote and act with  respect to all shares of the Fund, which the shareholder is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal  executive  offices of the  Corporation at 4500 Main Street,  Kansas City,  Missouri 64111, at 10:00
a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  IF THE PROXY IS PROPERLY  EXECUTED BUT NO
CHOICE IS INDICATED  AS TO AN ITEM,  THIS PROXY WILL BE VOTED  AFFIRMATIVELY  ON
SUCH MATTER. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT  THEREOF.  THIS PROXY
IS  SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS  OF THE  CORPORATION  AND THE
NOMINEES THERETO.

-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. ADVISOR CLASS ONLY: To approve a change in the fee structure.        |   |      |   |       |   |

3. REAL ESTATE FUND ONLY: To approve an amendment to the                |   |      |   |       |   |
   investment objective.

4. EQUITY INDEX FUND ONLY: To approve a new subadvisory agreement.      |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------

------------------------------------------ ------------------------------------- -------------------------------------------
             TO VOTE BY TELEPHONE        |             TO VOTE BY INTERNET     |               TO VOTE BY MAIL
                                         |                                     |
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement.
   proxy card below at hand.             |    the proxy card at hand.          | 2) Check the appropriate boxes on the
2) Call toll-free 1-888-221-0697         | 2) Log on to www.proxyweb.com       |    proxy card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     |    provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                             AMERICAN CENTURY FUNDS

               AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                      AMERICAN CENTURY GROWTH FUNDS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

[FUND NAME PRINTS HERE]

KNOW ALL  PERSONS BY THESE  PRESENTS  that the  undersigned  shareholder  of the
above-referenced   Fund  (the  "Fund")  hereby   appoints  each  of  Charles  A.
Etherington,  David H. Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A.
Nash,  collectively or individually,  as his or her  attorney-in-fact and proxy, with the power of  substitution  of each,  to vote and act with  respect  to all shares of the Fund,  which the  undersigned  is  entitled to vote at the Special
Meeting  of  Shareholders  (the  "Meeting")  to be held on June 27,  2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City,
Missouri 64111, at 10:00 a.m. Central Time, and at any adjournment  thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  IF THE PROXY IS PROPERLY  EXECUTED BUT NO
CHOICE IS INDICATED  AS TO AN ITEM,  THIS PROXY WILL BE VOTED  AFFIRMATIVELY  ON
SUCH MATTER. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT  THEREOF.  THIS PROXY
IS  SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS  OF THE  CORPORATION  AND THE
NOMINEES THERETO.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Corporation.  Joint  owners  should  each sign personally.  Trustees and other fiduciaries  should indicate the  capacity  in which they  sign,  and where more than one name appears,  a majority must sign. If a corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                     KC 14A - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposal(s)   listed  below  and  recommended  that
shareholders vote "for" the proposal(s).

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

1.   TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS.          FOR      WITHHOLD    FOR ALL
                                                                         ALL        ALL       EXCEPT*
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,                         |   |      |   |       |   |
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

2. FOR ADVISOR CLASS SHAREHOLDERS OF THE FOLLOWING FUNDS ONLY:           FOR      AGAINST    ABSTAIN

   Equity Income,  Large Company Value, Mid Cap Value,  Real Estate,
   Small Cap Value,  Value,  Legacy Large Cap,  Legacy Focused Large
   Cap, Legacy Multi Cap, Balanced, Capital Value, Growth, Heritage,
   Select,  Ultra,  Vista,   Strategic   Allocation:   Conservative,
   Strategic Allocation: Moderate, Strategic Allocation: Aggressive,
   Emerging  Markets,   Global  Growth,   International   Discovery,
   International Growth, Life Sciences and Technology:

   To approve a change in the fee structure of the Advisor Class.       |   |      |   |       |   |

3.   REAL  ESTATE  FUND  ONLY:  To approve  an  amendment  to the       |   |      |   |       |   |
     investment objective of American Century Real Estate Fund.

4.   EQUITY  INDEX  FUND  ONLY:  To  approve  a  new  subadvisory       |   |      |   |       |   |
     agreement  between  Northern  Trust  Investments,  N.A.  and
     American Century Investment Management,  Inc., pertaining to the management of American Century Equity Index Fund.

YOUR VOTE IS IMPORTANT.  PLEASE  COMPLETE,  SIGN AND RETURN THIS CARD AS SOON AS
POSSIBLE.

                                                                     KC 14A - DM

------------------------------------------ ------------------------------------- -------------------------------------------
          TO VOTE BY TELEPHONE           |          TO VOTE BY INTERNET        |             TO VOTE BY MAIL
                                         |                                     |
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement.
   proxy card below at hand.             |    the proxy card at hand.          | 2) Check the appropriate boxes on the
2) Call toll-free 1-888-221-0697         | 2) Log on to www.proxyweb.com       |    proxy card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     |    provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                             AMERICAN CENTURY FUNDS

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     PROXY FOR SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

[FUND NAME PRINTS HERE]

KNOW ALL  PERSONS BY THESE  PRESENTS  that the  undersigned  shareholder  of the
above-referenced   Fund  (the  "Fund")  hereby   appoints  each  of  Charles  A.
Etherington,  David H. Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A.
Nash,  collectively or individually,  as his or her  attorney-in-fact and proxy, with the power of  substitution  of each,  to vote and act with  respect  to all shares of the Fund,  which the  undersigned  is  entitled to vote at the Special
Meetings of  Shareholders  (the  "Meetings")  to be held on June 27, 2007 at the principal executive offices of the Corporation at 4500 Main Street, Kansas City,
Missouri  64111,  at  10:00  a.m.  and  11:00  a.m.  Central  Time,  and  at any
adjournments  thereof.  This is a  combined  proxy card for the  enclosed  proxy statement  and proxy  statement/prospectus.  The  attorneys  named will vote the shares  represented  by this proxy in  accordance  with the choices made on this ballot.  IF THE PROXY IS PROPERLY  EXECUTED  BUT NO CHOICE IS INDICATED AS TO AN
ITEM,  THIS  PROXY WILL BE VOTED  AFFIRMATIVELY  ON SUCH  MATTER.  DISCRETIONARY
AUTHORITY  IS HEREBY  CONFERRED  AS TO ALL OTHER  MATTERS AS MAY  PROPERLY  COME
BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS OF THE CORPORATION AND THE NOMINEES THERETO.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Corporation.  Joint  owners  should  each sign personally.  Trustees and other fiduciaries  should indicate the  capacity  in which they  sign,  and where more than one name appears,  a majority must sign. If a corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                  KCN14/14A - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.             FOR      WITHHOLD    FOR ALL
                                                                         ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,               |   |      |   |       |   |
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *  To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.         FOR      AGAINST    ABSTAIN

1.   To approve the reclassification of the A Class shares of the       |   |      |   |       |   |
     American  Century Select Fund, a series of American  Century
     Mutual Funds,  Inc.,  whereby all of the A Class shares will be  reclassified  as Advisor  Class  shares of the  American
     Century Select Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                        KN1 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,                |   |      |   |       |   |
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

2.   To approve the reclassification of the C Class shares of the        |   |      |   |       |   |
     American  Century Growth Fund, a series of American  Century
     Mutual Funds,  Inc.,  whereby all of the C Class shares will be  reclassified  as Advisor  Class  shares of the  American
     Century Growth Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                        KN2 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

3.   To approve the reclassification of the C Class shares of the        |   |      |   |       |   |
     American  Century  Vista Fund, a series of American  Century
     Mutual Funds,  Inc.,  whereby all of the C Class shares will be  reclassified  as Advisor  Class  shares of the  American
     Century Vista Fund.

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                        KN3 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION  OF  DIRECTORS  AND  CHANGE  IN  ADVISOR  CLASS FEE         FOR      WITHHOLD    FOR ALL
     STRUCTURE: MEETING TO BE HELD AT 10:00 A.M.                          ALL        ALL       EXCEPT*

1.   To elect the following nominees to the Board of Directors.          |   |      |   |       |   |

     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

                                                                          FOR      AGAINST    ABSTAIN
2.   ADVISOR CLASS FEE STRUCTURE: To approve a change in the
     fee structure of the Advisor Class.                                 |   |      |   |       |   |

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.

4.   To approve the  reclassification  of the Advisor  Class             |   |      |   |       |   |
     shares of American  Century  Balanced Fund, a series of
     American Century Mutual Funds, Inc., whereby all of the
     Advisor Class shares will be  reclassified  as Investor
     Class shares of the American Century Balanced Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                        KN4 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

5.   To approve the  reclassification  of the A Class shares             |   |      |   |       |   |
     of the American Century Global Growth Fund, a series of
     American Century World Mutual Funds,  Inc., whereby all
     of the A Class shares will be  reclassified  as Advisor
     Class  shares of the  American  Century  Global  Growth
     Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                        KN5 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

6.   To approve the  reclassification  of the A Class shares             |   |      |   |       |   |
     of the American  Century  International  Growth Fund, a
     series of American  Century World Mutual  Funds,  Inc.,
     whereby all of the A Class shares will be  reclassified
     as  Advisor  Class  shares  of  the  American   Century
     International Growth Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                        KN6 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION  OF  DIRECTORS  AND  CHANGE  IN  ADVISOR  CLASS FEE         FOR      WITHHOLD    FOR ALL
     STRUCTURE: MEETING TO BE HELD AT 10:00 A.M.                          ALL        ALL       EXCEPT*

1.   To elect the following nominees to the Board of Directors.          |   |      |   |       |   |

     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

                                                                          FOR      AGAINST    ABSTAIN
2.   ADVISOR CLASS FEE STRUCTURE:  To approve a change in the fee
     structure of the Advisor Class.                                     |   |      |   |       |   |

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.

7.   To approve the  reclassification  of the Advisor  Class             |   |      |   |       |   |
     shares of American Century Technology Fund, a series of
     American Century World Mutual Funds,  Inc., whereby all
     of the  Advisor  Class  shares will be  reclassified  s
     Investor   Class   shares  of  the   American   Century
     Technology Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                        KN7 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS  AND CHANGE IN ADVISOR  CLASS FEE              FOR      WITHHOLD    FOR ALL
     STRUCTURE: MEETING TO BE HELD AT 10:00 A.M.                          ALL        ALL       EXCEPT*

1.   To elect the following nominees to the Board of Directors.          |   |      |   |       |   |

     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

                                                                          FOR      AGAINST    ABSTAIN
2.   ADVISOR CLASS FEE STRUCTURE: To approve a change in the
     fee structure of the Advisor Class.                                 |   |      |   |       |   |

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.

8.   To approve the  reclassification  of the Advisor  Class             |   |      |   |       |   |
     shares of American Century Life Sciences Fund, a series
     of American Century World Mutual Funds,  Inc.,  whereby
     all of the Advisor Class shares will be reclassified as
     Investor  Class  shares of the  American  Century  Life
     Sciences Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                        KN8 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

9.   To approve the  reclassification  of the C Class shares             |   |      |   |       |   |
     of the American Century Life Sciences Fund, a series of
     American Century World Mutual Funds,  Inc., whereby all
     of the C Class shares will be  reclassified as Investor
     Class  shares of the  American  Century  Life  Sciences
     Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                        KN9 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

10.  To approve the  reclassification  of the A Class shares             |   |      |   |       |   |
     of   the   American   Century   Strategic   Allocation:
     Conservative   Fund,  a  series  of  American   Century
     Strategic Asset Allocations, Inc., whereby all of the A
     Class  shares  will be  reclassified  as Advisor  Class
     shares of the American  Century  Strategic  Allocation:
     Conservative Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                       KN10 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

11.  To approve the  reclassification  of the A Class shares             |   |      |   |       |   |
     of the American Century Strategic Allocation:  Moderate
     Fund,  a series of  American  Century  Strategic  Asset
     Allocations,  Inc.,  whereby all of the A Class  shares
     will be  reclassified  as Advisor  Class  shares of the
     American Century Strategic Allocation: Moderate Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                       KN11 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

12.  To approve the  reclassification  of the A Class shares             |   |      |   |       |   |
     of   the   American   Century   Strategic   Allocation:
     Aggressive Fund, a series of American Century Strategic
     Asset  Allocations,  Inc.,  whereby  all of the A Class
     shares will be  reclassified as Advisor Class shares of
     the American Century Strategic  Allocation:  Aggressive
     Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                       KN12 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

13.  To approve the  reclassification  of the A Class shares             |   |      |   |       |   |
     of the American  Century  Large  Company  Value Fund, a
     series of American  Century Capital  Portfolios,  Inc.,
     whereby all of the A Class shares will be  reclassified
     as Advisor  Class shares of the American  Century Large
     Company Value Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                       KN13 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

 14.  To approve the  reclassification  of the A Class shares            |   |      |   |       |   |
      of  the  American  Century  Value  Fund,  a  series  of
      American Century Capital Portfolios,  Inc.; whereby all
      of the A Class shares will be  reclassified  as Advisor
      Class shares of the American Century Value Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                       KN14 - DM

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously   approved  the  proposals   listed  below  and   recommended   that
shareholders vote "for" the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF DIRECTORS: MEETING TO BE HELD AT 10:00 A.M.              FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
1.   To elect the following nominees to the Board of Directors.
                                                                         |   |      |   |       |   |
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED RECLASSIFICATION: MEETING TO BE HELD AT 11:00 A.M.          FOR      AGAINST    ABSTAIN

15.  To approve the  reclassification  of the C Class shares             |   |      |   |       |   |
     of the American  Century Small Cap Value Fund, a series
     of American Century Capital  Portfolios,  Inc., whereby
     all of the C  Class  shares  will  be  reclassified  as
     Advisor Class shares of the American  Century Small Cap
     Value Fund.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                       KN15 - DM

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

[FUND/INSURANCE CO NAME PRINTS HERE]

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned  shareholder of American
Century Variable Portfolios,  Inc. (the "Corporation"),  hereby appoints each of
Charles A. Etherington,  David H. Reinmiller, Brian L. Brogan, Otis H. Cowan and
Janet A. Nash, collectively or individually,  as his or her attorney-in-fact and proxy,  with the power of  substitution of each, to vote and act with respect to all shares of the Corporation,  which the undersigned is entitled to vote at the
Special Meeting of  Shareholders  (the "Meeting") to be held on June 27, 2007 at the principal  executive offices of the Corporation at 4500 Main Street,  Kansas
City,  Missouri  64111,  at 10:00  a.m.  Central  Time,  and at any  adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  IF THE PROXY IS PROPERLY  EXECUTED BUT NO
CHOICE IS INDICATED  AS TO AN ITEM,  THIS PROXY WILL BE VOTED  AFFIRMATIVELY  ON
SUCH MATTER. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT  THEREOF.  THIS PROXY
IS  SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS  OF THE  CORPORATION  AND THE
NOMINEES THERETO.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Corporation.  Joint  owners  should  each sign personally.  Trustees and other fiduciaries  should indicate the  capacity  in which they  sign,  and where more than one name appears,  a majority must sign. If a corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                  AC KC PRY (SC)

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

1.   TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS.           FOR      WITHHOLD    FOR ALL
                                                                          ALL        ALL       EXCEPT*
     (01) James E. Stowers, Jr., (02) Jonathan S. Thomas,
     (03) Thomas A. Brown, (04) Andrea C. Hall,                          |   |      |   |       |   |
     (05) James A. Olson, (06) Donald H. Pratt,
     (07) Gale E. Sayers, (08) M. Jeannine Strandjord, and
     (09) Timothy S. Webster

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                  AC KC PRY (SC)